SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                               --------

Post-Effective Amendment No.     13      (File No. 333-57852)
                             ----------                                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.       16      (File No. 811-10321)                        [X]
                  -------

AXP PARTNERS SERIES, INC.
50606 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It  is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[X] on July 29, 2005 pursuant to  paragraph  (b)
[ ] 60 days after  filing  pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph  (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

AXP(R) Partners
        Aggressive
                Growth
                   Fund

AXP Partners Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

Prospectus
July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                  3p

Goal                                      3p

Principal Investment Strategies           3p

Principal Risks                           5p

Past Performance                          6p

Fees and Expenses                         8p

Investment Manager                        9p

Other Securities and
   Investment Strategies                 12p

Buying and Selling Shares                12p

Valuing Fund Shares                      13p

Investment Options                       13p

Purchasing Shares                        15p

Transactions Through Third Parties       17p

Sales Charges                            18p

Exchanging/Selling Shares                22p

Distributions and Taxes                  26p

Financial Highlights                     28p

CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


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

The Fund

GOAL

AXP Partners Aggressive Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap(R) Growth Index. Although it invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. To provide diversified exposure to the midcap market, AEFC has selected two independent asset managers to subadvise the Fund with differing management styles: Turner Investment Partners, Inc. (Turner) and American Century Investment Management, Inc. (American Century) (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

Turner

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's investment team conducts in-depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell Midcap(R) Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

o A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

o Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

o Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

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

Turner will consider selling a security based on the following reasons:

o It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

o  To include a "better idea" in the portfolio.

o To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

American Century

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Unusual Market Conditions

Each of the asset managers may buy and sell securities frequently as part of its investment strategy. During unusual market conditions, the Fund may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing could result in more frequent trading and could prevent the Fund from achieving its investment objective. Frequent trading could lead to increased fees, expenses, and taxes.

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

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Management Risk

   Medium Company Risk

   Issuer Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Medium Company Risk

Investments in medium companies often involve greater risks than investments in larger, more established companies because medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk

An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortage, corporate restructurings, fraudulent disclosures, or other factors.

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

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
                                                            +12.56%
                                                              2004


During the period shown in the bar chart, the highest return for a calendar quarter was +13.58% (quarter ended Dec. 31. 2004) and the lowest return for a calendar quarter was -6.36% (quarter ended Sept. 30, 2004).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was -0.27%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors (the Board). Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.53% for Class A, 2.32% for Class B, 2.33% for Class C and 1.35% for Class Y.


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


Average Annual Total Returns (at Dec. 31, 2004)(a)
                                                                                     Since
                                                                        1 year     inception
Partners Aggressive Growth:
   Class A
      Return before taxes                                               +6.09%     +24.79%(b)
      Return after taxes on distributions                               +5.66%     +23.49%(b)
      Return after taxes on distributions and sale of fund shares       +3.97%     +20.50%(b)
   Class B
      Return before taxes                                               +6.83%     +26.29%(b)
   Class C
      Return before taxes                                              +10.83%     +28.30%(b)
   Class Y
      Return before taxes                                              +12.96%     +29.51%(b)
Russell Midcap(R) Growth Index
(reflects no deduction for fees, expenses or taxes)                    +15.48%     +29.73%(c)
Lipper Mid-Cap Growth Funds Index                                      +14.03%     +25.83%(c)

(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.53% for Class A, 2.32% for Class B, 2.33% for Class C and 1.35% for Class Y.


(b)  Inception date was April 24, 2003.


(c)  Measurement period started May 1, 2003.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.



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

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                              Class A   Class B   Class C    Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                           5.75%      none      none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)       none(b)     5%       1%(c)      none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets: Class A  Class B  Class C  Class Y
Management fees(e)                            0.89%    0.89%    0.89%    0.89%
Distribution (12b-1) fees                     0.25%    1.00%    1.00%    0.00%
Other expenses(f)                             0.83%    0.86%    0.86%    0.91%
Total                                         1.97%    2.75%    2.75%    1.80%
Fee waiver/expense reimbursement              0.44%    0.43%    0.42%    0.45%
Net expenses                                  1.53%    2.32%    2.33%    1.35%


(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.53% for Class A; 2.32% for Class B; 2.33% for Class C and 1.35% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.003% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $722      $1,119      $1,540      $2,713
Class B                                       $735(b)   $1,213(b)   $1,617(b)   $2,865(c)
Class C                                       $336(b)   $  814      $1,418      $3,053
Class Y                                       $137      $  523      $  934      $2,084


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $722      $1,119      $1,540      $2,713
Class B                                       $235      $  813      $1,417      $2,865(b)
Class C                                       $236      $  814      $1,418      $3,053
Class Y                                       $137      $  523      $  934      $2,084


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.53% for Class A, 2.32% for Class B, 2.33% for Class C and 1.35% for Class Y.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER


AEFC selects, contracts with, and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.


The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing funds whose goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

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

Turner

The portion of the Fund subadvised by Turner is managed by a committee comprised of Christopher K. McHugh, Robert E. Turner and William C. McVail.

Christopher K. McHugh, Vice President and senior portfolio manager, joined Turner Investment Partners in 1990. He has 18 years of investment experience. Mr. McHugh is lead manager of the portion of the Fund managed by Turner, and also serves as lead manager to the Turner Midcap Growth Fund. Prior to 1990, he was a performance specialist with Provident Capital Management. He received a BS degree from Philadelphia University in accounting and an MBA in finance from St. Joseph's University.

Robert E. Turner, CFA, Chairman and Chief Investment Officer-Growth Equities, founded Turner Investment Partners in 1990. He has 23 years of investment experience. Mr. Turner serves as co-manager of the Turner Midcap Growth Fund and lead manager of the Turner Large Cap Growth Fund and the Turner Strategic Growth Fund, among other mutual funds. Prior to founding Turner, he was senior investment manager with Meridian Investment Company. He received a BS in accounting and an MBA in finance, both from Bradley University.

William C. McVail, CFA, senior portfolio manager, joined Turner Investment Partners in 1998. He has 17 years of investment experience. Mr. McVail serves as co-manager of the Turner Midcap Growth Fund and as lead manager of the Turner Small Cap Growth Fund. Prior to 1998, he was a portfolio manager at PNC Equity Advisors. He received a Bachelor's degree from Vassar College in economics and psychology.

Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

American Century

Glenn A. Fogle, senior vice president and senior portfolio manager, joined American Century in 1990 and became a portfolio manager in 1993. He has a bachelor of business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

David M. Holland, vice president and portfolio manager, joined American Century in 1998 as an investment analyst and was promoted to portfolio manager in 2004. He has a bachelor's degree in Russian and economics from Grinnell College, a master's degree in economics from the University of Wisconsin, a master's degree in international studies from the University of Pennsylvania and an MBA in finance from the Wharton School at the University of Pennsylvania.

American Century is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

The Statement of Additional Information (SAI) provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

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

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.89% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisery agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


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

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, debt securities and foreign securities. Additionally, the Fund may use derivative instruments, such as futures, options, and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure


The Fund's Board has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.


Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

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

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

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

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------

Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


For more information, see the SAI.

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

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for direct at fund accounts.

 ** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
17p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                               Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


 **  Offering price includes the sales charge.

Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

--------------------------------------------------------------------------------
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

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);


o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);


o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.

--------------------------------------------------------------------------------
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


Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

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

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
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

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

--------------------------------------------------------------------------------
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


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

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

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
25p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
26p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
27p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.95            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.03)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .46             1.65               .53
                                                                              -----            -----             -----
Total from investment operations                                                .43             1.61               .52
                                                                              -----            -----             -----
Less distributions:
Dividends from investment income                                               (.02)              --                --
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Total distributions                                                            (.09)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.29            $6.95             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25              $17                $5
Ratio of expenses to average daily net assets(c),(d)                          1.55%            1.55%             1.46%(e)
Ratio of net investment income (loss) to average daily net assets             (.90%)          (1.20%)           (1.20%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               6.17%           29.09%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.97%, 3.02% and 24.14% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.06)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .42             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .36             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.18            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7               $3               $--
Ratio of expenses to average daily net assets(c),(d)                          2.34%            2.34%             2.25%(e)
Ratio of net investment income (loss) to average daily net assets            (1.70%)          (1.97%)           (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               5.29%           28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.75%, 3.81% and 24.93% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.07)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .43             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .36             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.18            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          2.35%            2.35%             2.21%(e)
Ratio of net investment income (loss) to average daily net assets            (1.70%)          (1.98%)           (1.95%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               5.29%           28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.75%, 3.82% and 24.94% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.96            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.01)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .45             1.66               .53
                                                                              -----            -----             -----
Total from investment operations                                                .44             1.62               .52
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.02)              --                --
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Total distributions                                                            (.09)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.31            $6.96             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          1.37%            1.37%             1.30%(e)
Ratio of net investment income (loss) to average daily net assets             (.74%)          (1.03%)           (1.03%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               6.40%           29.26%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.80%, 2.84% and 23.96% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND   ---   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

Ticker Symbol
Class A: ASGFX    Class B: ARGBX
Class C: --       Class I: APAIX
Class Y: --

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6260-99 E (7/05)

                     AXP(R) Partners Aggressive Growth Fund

                   Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                   Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.89%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.61%
Total(c)                                                             1.50%
Fee waiver/expense reimbursement                                     0.29%
Net expenses                                                         1.21%

(a) Includes the impact of a performance incentive adjustment fee that increased the Fund's management fee by 0.003% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.


(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain other Fund expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.21% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                1 year    3 years   5 years  10 years
Class I                          $123      $446      $792     $1,771

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004(b)
Net asset value, beginning of period                                          $6.97            $7.14
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                     --             (.03)
Net gains (losses) (both realized and unrealized)                               .45             (.14)
                                                                              -----            -----
Total from investment operations                                                .45             (.17)
                                                                              -----            -----
Less distributions:
Dividends from net investment income                                           (.03)              --
Distributions from realized gains                                              (.07)              --
                                                                              -----            -----
Total distributions                                                            (.10)              --
                                                                              -----            -----
Net asset value, end of period                                                $7.32            $6.97
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $39               $6
Ratio of expenses to average daily net assets(c),(d)                          1.23%            1.14%(e)
Ratio of net investment income (loss) to average daily net assets             (.59%)           (.72%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%
Total return(f)                                                               6.49%           (2.38%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.50% and 2.70% for the periods ended May 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                              S-6260-79 E (7/05)

AXP(R) Partners
         Fundamental
                Value
                  Fund

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

Prospectus
July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                  3p

Goal                                      3p

Principal Investment Strategies           3p

Principal Risks                           4p

Past Performance                          5p

Fees and Expenses                         7p

Investment Manager                        8p

Other Securities and
   Investment Strategies                 10p

Buying and Selling Shares                10p

Valuing Fund Shares                      11p

Investment Options                       11p

Purchasing Shares                        13p

Transactions Through Third Parties       15p

Sales Charges                            16p

Exchanging/Selling Shares                20p

Distributions and Taxes                  24p

Financial Highlights                     26p

CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


--------------------------------------------------------------------------------
2p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

The Fund


GOAL

AXP Partners Fundamental Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of U.S. companies. Under normal market conditions, the Fund's net assets will be invested primarily in companies with market capitalizations of at least $5 billion.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadviser. AEFC has selected an independent asset manager, Davis Advisors (Davis) (the Subadviser), to subadvise the Fund. Davis employs an active investment strategy.

In selecting investments, Davis focuses on common stocks of quality, overlooked growth companies at value prices that it can hold for the long term. Davis looks for companies with sustainable growth rates selling at prices that are moderate relative to the companies' earnings. Davis hopes that as other investors recognize the true worth of these companies the price of their stocks will rise at a more rapid rate than their earnings. In evaluating whether to sell a security, Davis considers, among other factors, whether:

o  The company can continue to sustain long-term growth.

o  The company can continue to minimize risk.

o The company can continue to enhance the potential for superior long-term returns.

Davis has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis searches for companies that possess:

o  Excellent management.

o  Managers who own stock in their own company.

o  Strong returns on investments of an issuer's capital.

o  A lean expense structure.

o  A dominant or growing market share in a growing market.

o  A proven record as an acquirer.

o  A strong balance sheet.

o  Products or services that are not likely to become obsolete.

o  Successful international operations.

o  Innovation in all aspects of operations.

--------------------------------------------------------------------------------
3p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Unusual Market Conditions

Davis may use short-term investments to maintain flexibility while it evaluates long-term opportunities. During unusual market conditions, the Fund may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

   Issuer Risk

   Foreign Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy or industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Subadviser purchases stocks it believes are undervalued but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Foreign Risk

The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

--------------------------------------------------------------------------------
4p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)

                                            -17.46%   +29.19%   +10.99%
                                              2002        2003      2004


During the period shown in the bar chart, the highest return for a calendar quarter was +16.21% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -13.04%% (quarter ended Sept. 30, 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +1.47%.


--------------------------------------------------------------------------------
5p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Average Annual Total Returns (at Dec. 31, 2004)
                                                                                    Since
                                                                      1 year      inception
Partners Fundamental Value:
   Class A
      Return before taxes                                               +4.60%      +2.28%(a)
      Return after taxes on distributions                               +4.46%      +2.23%(a)
      Return after taxes on distributions
      and sale of fund shares                                           +2.99%      +1.92%(a)
   Class B
      Return before taxes                                               +5.33%      +2.45%(a)
   Class C
      Return before taxes                                               +9.29%      +3.35%(a)
   Class Y
      Return before taxes                                              +11.34%      +4.19%(a)
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                    +10.88%      +1.40%(b)
Lipper Large-Cap Value Funds Index                                     +12.00%      +2.56%(b)
Russell 1000? Value Index
(reflects no deduction for fees, expenses or taxes)                    +16.49%      +5.93%(b)


(a) Inception date was June 18, 2001.

(b) Measurement period started July 1, 2001.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
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

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                 Class A     Class B    Class C     Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                              5.75%        none       none        none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)          none(b)       5%        1%(c)       none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(d)                             0.73%    0.73%   0.73%    0.73%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(e)                              0.32%    0.33%   0.34%    0.40%
Total                                          1.30%    2.06%   2.07%    1.13%


(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.01% for the most recent fiscal year.


(e) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
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

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $700      $  964      $1,248      $2,057
Class B                                       $709(b)   $1,046(b)   $1,309(b)   $2,199(c)
Class C                                       $310(b)   $  649      $1,114      $2,405
Class Y                                       $115      $  359      $  623      $1,379


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $700        $964      $1,248      $2,057
Class B                                       $209        $646      $1,109      $2,199(b)
Class C                                       $210        $649      $1,114      $2,405
Class Y                                       $115        $359      $  623      $1,379


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER


AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors (the Board). The Subadviser manages the Fund's assets based upon its experience in managing large cap value accounts whose investment goals and strategies are substantially similar to those of the Fund.


Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of AXP Partners Fundamental Value Fund. Mr. Davis has been a portfolio manager for the Davis New York Venture Fund since October 1995. Mr. Davis has worked as a research analyst and portfolio manager for Davis Selected Advisers, L.P. since 1989. Mr. Feinberg has been a portfolio manager for Davis New York Venture Funds since May 1998. Mr. Feinberg has worked as a research analyst for Davis Selected Advisers, L.P. since 1994.

Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona. Davis, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

--------------------------------------------------------------------------------
8p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.


AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.73% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to the Subadviser. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to any subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change.


--------------------------------------------------------------------------------
9p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund's policies permit investment in derivative instruments, such as futures and options contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure


The Fund's Board has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.


Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

--------------------------------------------------------------------------------
10p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

--------------------------------------------------------------------------------
11p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------

Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


--------------------------------------------------------------------------------
12p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
13p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

--------------------------------------------------------------------------------
14p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for direct at fund accounts.

 ** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
15p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                               Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


 * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


** Offering price includes the sales charge.


Rights of Accumulation


You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

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

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);


o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);


o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.

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


Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

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

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

Funds that invest in securities that trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund's NAV is calculated. To the extent that the Fund has significant holdings in foreign securities, the risks of market timing may be greater for funds that do not have significant foreign holdings. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing

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20p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

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

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

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

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

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

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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25p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $5.04        $4.15        $4.45          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                              .01          .01          .02             --
Net gains (losses) (both realized and unrealized)                         .42          .89         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .43          .90         (.30)          (.32)
                                                                        -----        -----        -----          -----
Less distributions:
Dividends from net investment income                                     (.02)        (.01)          --             --
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.45        $5.04        $4.15          $4.45
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $641         $332         $201           $156
Ratio of expenses to average daily net assets(c)                        1.30%        1.34%(d)     1.35%(d)       1.33%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .58%         .42%         .52%           .14%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         8.57%       21.57%       (6.71%)        (6.67%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


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


Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $4.94        $4.09        $4.43          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.01)        (.01)          (.01)
Net gains (losses) (both realized and unrealized)                         .40          .86         (.33)          (.33)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .38          .85         (.34)          (.34)
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.32        $4.94        $4.09          $4.43
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $294         $196         $135           $106
Ratio of expenses to average daily net assets(c)                        2.06%        2.10%(d)     2.11%(d)       2.10%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.34%)       (.24%)         (.63%)(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         7.69%       20.78%       (7.67%)        (7.13%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


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


Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $4.96        $4.11        $4.44          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.01)        (.01)          (.01)
Net gains (losses) (both realized and unrealized)                         .40          .86         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .38          .85         (.33)          (.33)
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.34        $4.96        $4.11          $4.44
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $17          $12           $8             $5
Ratio of expenses to average daily net assets(c)                        2.07%        2.10%(d)     2.11%(d)       2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.34%)       (.24%)         (.64%)(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         7.66%       20.68%       (7.43%)        (6.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $5.06        $4.16        $4.46          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                              .02          .01          .02            .01
Net gains (losses) (both realized and unrealized)                         .42          .90         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .44          .91         (.30)          (.31)
                                                                        -----        -----        -----          -----
Less distributions:
Dividends from net investment income                                     (.03)        (.01)          --             --
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.47        $5.06        $4.16          $4.46
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $1          $--          $--            $--
Ratio of expenses to average daily net assets(c)                        1.13%        1.17%(d)     1.16%(d)       1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .79%         .58%         .71%           .38%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         8.70%       21.82%       (6.67%)        (6.45%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

Ticker Symbol
Class A: AFVAX    Class B: AFVBX
Class C: AFVCX    Class I: AFVIX     Class Y: --

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6236-99 G (7/05)

                     AXP(R) Partners Fundamental Value Fund

                   Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)

                                                                    Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.73%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.12%
Total                                                                0.85%

(a) Includes the impact of a performance incentive adjustment fee that increased the Fund's management fee by 0.01% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                 1 year    3 years   5 years  10 years
Class I                            $87      $271      $472     $1,053

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004(b)
Net asset value, beginning of period                                    $5.07        $5.20
                                                                        -----        -----
Income from investment operations:
Net investment income (loss)                                              .02          .03
Net gains (losses) (both realized and unrealized)                         .44         (.16)
                                                                        -----        -----
Total from investment operations                                          .46         (.13)
                                                                        -----        -----
Less distributions:
Dividends from net investment income                                     (.04)          --
                                                                        -----        -----
Net asset value, end of period                                          $5.49        $5.07
                                                                        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $38           $8
Ratio of expenses to average daily net assets(c)                         .85%         .92%(d),(e)
Ratio of net investment income (loss) to average daily net assets       1.10%         .92%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%
Total return(f)                                                         8.99%       (2.50%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                              S-6236-79 G (7/05)

AXP(R) Partners
        Growth
            Fund

AXP Partners Growth Fund seeks to provide shareholders with long-term capital growth.

Prospectus

July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                  3p

Goal                                                      3p

Principal Investment Strategies                           3p

Principal Risks                                           4p

Past Performance                                          5p

Fees and Expenses                                         7p

Investment Manager                                        9p

Other Securities and
   Investment Strategies                                 12p

Buying and Selling Shares                                12p

Valuing Fund Shares                                      13p

Investment Options                                       13p

Purchasing Shares                                        15p

Transactions Through Third Parties                       17p

Sales Charges                                            18p

Exchanging/Selling Shares                                22p

Distributions and Taxes                                  26p


Financial Highlights                                     28p


CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


--------------------------------------------------------------------------------
2p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

The Fund


GOAL

AXP Partners Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in publicly traded U.S. securities. The Fund will invest mainly in large-cap companies but may invest in companies of any size or capitalization. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of equity investments that have sufficient growth potential for consistent long-term growth. The Fund will generally select established companies with revenue and profits that are either stable and predictable or growing at above average rates.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. AEFC has selected two independent asset managers, Goldman Sachs Asset Management, L.P. (GSAM) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

GSAM

GSAM Growth Team's investment philosophy is "wealth is created through the long-term ownership of a growing business." Throughout the investment process, the team views each purchase as if it were buying the entire business enterprise.

GSAM's investment approach is to look at individual companies to find those companies whose stocks will appreciate as a result of the above average long-term growth of the underlying business. In selecting stocks, GSAM identifies potential investments through an extensive research process, focusing on key characteristics including strong business franchises and an established brand name, dominant market share, recurring revenue stream and free cash flow. Other characteristics include pricing power, a long product life cycle and favorable demographic trends. GSAM research also focuses on the strength of the company's management team.

The GSAM decision to sell or reduce holdings in a stock depends on many factors, including, but not limited to, a deterioration in the business fundamentals; when the price of the stock substantially exceeds what GSAM deems to be the worth of the business; if a holding grows beyond the weight with which GSAM is comfortable from a risk perspective; and when the company is acquired or becomes the subject of a leveraged buy-out.

If a company continues to operate within GSAM expectations, even if the stock price has declined significantly, GSAM may continue to hold it if they believe that the worth of the business does not coincide with the stock price. Decisions are based on the reward/risk opportunity.

--------------------------------------------------------------------------------
3p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Wellington Management

In selecting investments for the Fund, Wellington Management's Growth Team invests in the stocks of successful, growing companies. Wellington Management's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, Wellington Management performs in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline. Using a unique valuation measure in each industry, Wellington Management ranks each stock based on its upside return potential relative to its down side risk. Wellington Management typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. Wellington Management may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. Wellington Management may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the Fund may trade its portfolio securities more frequently. Frequent trading could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

   Issuer Risk

   Management Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably. The Fund's investments may be overweighted from time to time in one or more industry sectors, which could increase the Fund's exposure to risk of loss from adverse developments affecting those sectors.

Style Risk

Growth stocks are purchased based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. Growth stocks may be more volatile than other stocks because they are more sensitive to the market's view of the issuing company's growth potential. If that growth fails to occur, the price of the stock may decline quickly.

--------------------------------------------------------------------------------
4p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Issuer Risk

An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortage, corporate restructurings, fraudulent disclosures, or other factors.

Management Risk

A strategy or selection method utilized by one or both of the asset managers may fail to produce the intended result. When all other factors have been accounted for and the asset manager chooses an investment, there is always the possibility that the choice will be a poor one.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)

                                                                      +1.54%
                                                                       2004


During the period shown in the bar chart, the highest return for a calendar quarter was +10.28% (quarter ended Dec. 31, 2004) and the lowest return for a calendar quarter was -6.51% (quarter ended Sept. 30, 2004).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was -2.67%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors (the Board). Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C and 1.31% for Class Y.

Prior to April 26, 2005, the portion of the Fund currently managed by Wellington Management was managed by a different subadviser.


--------------------------------------------------------------------------------
5p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Average Annual Total Returns (at Dec. 31, 2004)(a)
                                                                                    Since
                                                                      1 year      inception
Partners Growth:
   Class A
      Return before taxes                                               -4.30%      +7.74%(b)
      Return after taxes on distributions                               -4.47%      +7.22%(b)
      Return after taxes on distributions
      and sale of fund shares                                           -2.79%      +6.32%(b)
   Class B
      Return before taxes                                               -4.13%      +8.49%(b)
   Class C
      Return before taxes                                               -0.30%     +10.71%(b)
   Class Y
      Return before taxes                                               +1.71%     +11.83%(b)
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses or taxes)                     +6.30%     +16.95%(c)
Lipper Large-Cap Growth Funds Index                                     +7.45%     +16.57%(c)

(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C and 1.31% for Class Y.


(b)  Inception date was April 24, 2003.


(c)  Measurement period started May 1, 2003.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
6p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                             5.75%         none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none(b)        5%          1%(c)        none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets: Class A  Class B  Class C  Class Y
Management fees(e)                            0.72%    0.72%    0.72%    0.72%
Distribution (12b-1) fees                     0.25%    1.00%    1.00%    0.00%
Other expenses(f)                             0.59%    0.62%    0.63%    0.67%
Total                                         1.56%    2.34%    2.35%    1.39%
Fee waiver/expense reimbursement              0.06%    0.07%    0.08%    0.08%
Net expenses                                  1.50%    2.27%    2.27%    1.31%


(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.50% for Class A; 2.27% for Class B; 2.27% for Class C and 1.31% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
7p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $719      $1,034      $1,372      $2,325
Class B                                       $730(b)   $1,124(b)   $1,445(b)   $2,480(c)
Class C                                       $330(b)   $  726      $1,249      $2,684
Class Y                                       $133      $  432      $  754      $1,667


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $719      $1,034      $1,372      $2,325
Class B                                       $230      $  724      $1,245      $2,480(b)
Class C                                       $230      $  726      $1,249      $2,684
Class Y                                       $133      $  432      $  754      $1,667


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C and 1.31% for Class Y.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
8p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

INVESTMENT MANAGER


AEFC selects, contracts with, and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.


The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing growth funds whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

GSAM

GSAM investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The growth investment team has a 24-year consistent investment style applied through diverse and complete market cycles and a portfolio management and analytical team with combined investment experience of more than 260 years.

The following team members coordinate the management of the GSAM portion of the Fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

GSAM--Growth Investment Team

Name and Title                      Experience
----------------------------------- ----------------------------------------
Herbert E. Ehlers                   Mr. Ehlers joined GSAM as a senior
Managing Director                   portfolio manager and Chief Investment
Chief Investment Officer            Officer of the Growth team in 1997.
Senior Portfolio Manager            From 1981 to 1997,
                                    he was the Chief Investment Officer
                                    and Chairman of Liberty and its
                                    predecessor firm, Eagle.

----------------------------------- ----------------------------------------
Gregory H. Ekizian, CFA             Mr Ekizian joined GSAM as a portfolio
Managing Director                   manager in 1997. From 1990 to 1997, he
Chief Investment Officer            was a portfolio manager at Liberty and
Senior Portfolio Manager            its predecessor firm, Eagle.

----------------------------------- ----------------------------------------
David G. Shell, CFA                 Mr. Shell joined GSAM as a portfolio
Managing Director                   manager in 1997. From 1987 to 1997, he
Chief Investment Officer            was a portfolio manager at Liberty and
Senior Portfolio Manager            its predecessor firm, Eagle.

----------------------------------- ----------------------------------------
Steven M. Barry                     Mr. Barry joined GSAM as a portfolio
Managing Director                   manager in 1999. From 1988 to 1999, he
Chief Investment Officer            was a portfolio manager at Alliance
Senior Portfolio Manager            Capital Management.

----------------------------------- ----------------------------------------
Kenneth T. Berents                  Mr. Berents joined GSAM as a portfolio
Managing Director                   manager in 2000. From 1992 to 1999, he
Senior Portfolio Manager            was Director of Research and head of
                                    the Investment Committee at Wheat
                                    First Union.

----------------------------------- ----------------------------------------

--------------------------------------------------------------------------------
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

GSAM--Growth Investment Team

Name and Title                      Experience
----------------------------------- ----------------------------------------
Andrew F. Pyne                      Mr. Pyne joined GSAM as a product
Managing Director                   manager in 1997. He became a portfolio
Senior Portfolio Manager            manager in August 2001. From 1992 to
                                    1997, he was a product manager at Van
                                    Kampen Investments.
----------------------------------- ----------------------------------------
Scott Kolar, CFA                    Mr. Kolar joined GSAM as an equity
Managing Director                   analyst in 1997 and became a portfolio
Senior Portfolio Manager            manager in 1999. From 1994 to 1997, he
                                    was an equity analyst and information
                                    systems specialist at Liberty.
----------------------------------- ----------------------------------------
Prashant R. Khemka, CFA             Mr. Khemka joined GSAM as an equity
Vice President                      analyst in 2000 and became a portfolio
Senior Portfolio Manager            manager in 2003. From 1998 to 2000, he
                                    was an assistant portfolio manager at
                                    State Street Global Advisors.
----------------------------------- ----------------------------------------


GSAM, an affiliate of Goldman, Sachs & Co., is located at 32 Old Slip, New York, New York. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.


Wellington Management

John A. Boselli, CFA, Senior Vice President and Partner of Wellington Management has served as portfolio manager for the Fund since April 2005. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was an investment professional with Putnam Investments Inc. for six years (1996-2002).

Andrew J. Shilling, Senior Vice President and Partner of Wellington Management has been involved in portfolio management and securities analysis for the Fund since April 2005. Mr. Shilling joined Wellington Management as an investment professional in 1994.

Wellington Management is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

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10p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


--------------------------------------------------------------------------------
11p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, debt securities and foreign securities. Additionally, the Fund may use derivative instruments, such as futures, options, and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure


The Fund's Board has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.


Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

--------------------------------------------------------------------------------
12p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

--------------------------------------------------------------------------------
13p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------

Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


For more information, see the SAI.

--------------------------------------------------------------------------------
14p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
15p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

--------------------------------------------------------------------------------
16p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for direct at fund accounts.

 **  $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
17p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                               Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


 * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


** Offering price includes the sales charge.

Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

--------------------------------------------------------------------------------
18p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);


o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);


o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.

--------------------------------------------------------------------------------
19p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

--------------------------------------------------------------------------------
20p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
21p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

--------------------------------------------------------------------------------
22p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

--------------------------------------------------------------------------------
23p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

--------------------------------------------------------------------------------
24p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
25p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
26p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
27p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.79            $5.36             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.01)            (.02)               --
Net gains (losses) (both realized and unrealized)                                   .04              .57               .25
                                                                                  -----            -----             -----
Total from investment operations                                                    .03              .55               .25
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.79            $5.79             $5.36
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $18              $12                $5
Ratio of expenses to average daily net assets(c),(d)                              1.50%            1.40%             1.20%(e)
Ratio of net investment income (loss) to average daily net assets                 (.18%)           (.48%)             .16%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                    .52%           10.32%             4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.56%, 3.06% and 23.71% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.74            $5.35             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.04)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                                   .02              .54               .25
                                                                                  -----            -----             -----
Total from investment operations                                                   (.02)             .51               .24
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.69            $5.74             $5.35
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                              $7               $4               $--
Ratio of expenses to average daily net assets(c),(d)                              2.27%            2.17%             1.89%(e)
Ratio of net investment income (loss) to average daily net assets                 (.97%)          (1.25%)            (.78%)(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                   (.34%)           9.57%             4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.34%, 3.83% and 24.48% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.75            $5.35             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.05)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                                   .02              .55               .25
                                                                                  -----            -----             -----
Total from investment operations                                                   (.03)             .52               .24
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.69            $5.75             $5.35
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                              2.27%            2.18%             1.86%(e)
Ratio of net investment income (loss) to average daily net assets                 (.94%)          (1.27%)            (.53%)(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                   (.52%)           9.75%             4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.35%, 3.83% and 24.49% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.81            $5.36             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                        .01             (.01)               --
Net gains (losses) (both realized and unrealized)                                   .03              .58               .25
                                                                                  -----            -----             -----
Total from investment operations                                                    .04              .57               .25
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.82            $5.81             $5.36
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                              1.31%            1.22%             1.07%(e)
Ratio of net investment income (loss) to average daily net assets                  .09%            (.33%)             .31%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                    .70%           10.72%             4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.39%, 2.87% and 23.53% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   ---   AXP PARTNERS GROWTH FUND   ---   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

Ticker Symbol
Class A: AXPAX    Class B:--
Class C: --       Class I:APGIX
Class Y: --

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6261-99 E (7/05)

                           AXP(R) Partners Growth Fund

                      Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.72%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.39%
Total(c)                                                             1.11%

(a) Includes the impact of a performance incentive adjustment fee that decreased the Fund's management fee by 0.06% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.


(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.18% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                 1 year     3 years     5 years    10 years
Class I                           $113       $353        $612       $1,356

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004(b)
Net asset value, beginning of period                                              $5.80            $6.10
                                                                                  -----            -----
Income from investment operations:
Net investment income (loss)                                                        .01             (.01)
Net gains (losses) (both realized and unrealized)                                   .04             (.29)
                                                                                  -----            -----
Total from investment operations                                                    .05             (.30)
                                                                                  -----            -----
Less distributions:
Distributions from realized gains                                                  (.03)              --
                                                                                  -----            -----
Net asset value, end of period                                                    $5.82            $5.80
                                                                                  -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $63               $8
Ratio of expenses to average daily net assets(c)                                  1.11%            1.03%(d),(e)
Ratio of net investment income (loss) to average daily net assets                  .22%             .03%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%
Total return(f)                                                                    .88%           (4.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                              S-6261-79 E (7/05)

AXP(R) Partners
         Select Value
                Fund

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

Prospectus

July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                  3p

Goal                                      3p

Principal Investment Strategies           3p

Principal Risks                           4p

Past Performance                          5p

Fees and Expenses                         7p

Investment Manager                        8p

Other Securities and
   Investment Strategies                 10p

Buying and Selling Shares                10p

Valuing Fund Shares                      11p

Investment Options                       11p

Purchasing Shares                        13p

Transactions Through Third Parties       15p

Sales Charges                            16p

Exchanging/Selling Shares                20p

Distributions and Taxes                  24p

Financial Highlights                     26p

CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


--------------------------------------------------------------------------------
2p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

The Fund

GOAL

AXP Partners Select Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At May 31, 2005, the range of the Index was between $182.6 million and $386.9 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.


American Express Financial Corporation (AEFC), serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadviser. AEFC has selected an independent asset manager, GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company (the Subadviser), to subadvise the Fund.

In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

o  Price and earnings expectations.

o The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.

o  Balance sheet characteristics.

o The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.

o Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.

--------------------------------------------------------------------------------
3p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small and Medium Company Risk
   Management Risk

   Style Risk

   Issuer Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Style Risk

The Subadviser purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

--------------------------------------------------------------------------------
4p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)

                               CLASS A PERFORMANCE
                            (based on calendar years)

                                                         +29.62%        +13.51%
                                                          2003            2004


During the period shown in the bar chart, the highest return for a calendar quarter was +17.38% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.94% (quarter ended March 31, 2003).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +0.74%.


--------------------------------------------------------------------------------
5p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Average Annual Total Returns (at Dec. 31, 2004)
                                                                                                               Since
                                                                                              1 year         inception
Partners Select Value:
   Class A
      Return before taxes                                                                     +6.99%          +8.59%(a)
      Return after taxes on distributions                                                     +6.57%          +8.41%(a)
      Return after taxes on distributions and sale of fund shares                             +4.82%          +7.32%(a)
   Class B
      Return before taxes                                                                     +7.60%          +8.87%(a)
   Class C
      Return before taxes                                                                    +11.60%         +10.08%(a)
   Class Y
      Return before taxes                                                                    +13.49%         +11.04%(a)
Russell 3000(R) Value Index (reflects no deduction for fees, expenses or taxes)              +16.94%          +8.29%(b)
Lipper Multi-Cap Value Funds Index                                                           +14.91%          +7.75%(b)

(a) Inception date was March 8, 2002.

(b) Measurement period started April 1, 2002.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
6p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                    Class A      Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%        none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none(b)       5%          1%(c)        none


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(d)                             0.74%    0.74%   0.74%    0.74%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(e)                              0.34%    0.35%   0.35%    0.41%
Total                                          1.33%    2.09%   2.09%    1.15%

(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.03% for the most recent fiscal year.

(e) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.


--------------------------------------------------------------------------------
7p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                             1 year     3 years    5 years    10 years
Class A(a)                                    $703      $  972      $1,263      $2,089
Class B                                       $712(b)   $1,055(b)   $1,325(b)   $2,231(c)
Class C                                       $312(b)   $  655      $1,125      $2,425
Class Y                                       $117      $  366      $  634      $1,402


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 year     3 years    5 years    10 years
Class A(a)                                    $703        $972      $1,263      $2,089
Class B                                       $212        $655      $1,125      $2,231(b)
Class C                                       $212        $655      $1,125      $2,425
Class Y                                       $117        $366      $  634      $1,402


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors.

The Subadviser manages the Fund's assets based upon its experience in managing a fund whose investment goals and strategies are substantially similar to those of the Fund.


Mr. Mario Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Company and its predecessor company since its inception in 1977. Mr. Gabelli also serves as Chairman and Chief Executive Officer of Gabelli Asset Management Inc., a New York Stock Exchange-listed company that trades under the stock symbol GBL.


--------------------------------------------------------------------------------
8p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company is located at One Corporate Center, Rye, New York. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.


The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.


AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.74% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to the Subadviser. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board of Directors approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.

AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the
 AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts.

--------------------------------------------------------------------------------
9p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a sub-adviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments, such as futures, options, and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure

The Fund's Board of Directors has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

--------------------------------------------------------------------------------
10p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

--------------------------------------------------------------------------------
11p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------

Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

--------------------------------------------------------------------------------
12p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


For more information, see the SAI.

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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13p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for direct at fund accounts.

 ** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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15p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                               Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


 **  Offering price includes the sales charge.

Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express
   Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

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16p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);


o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service
   Advantage (SPS);


o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.

--------------------------------------------------------------------------------
17p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

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18p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
19p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

Funds that invest in securities which trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. To the extent that the Fund has significant holdings of small cap stocks, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

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20p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

The Fund's Board of Directors has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:

o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

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21p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o the dollar amount or number of shares you want to exchange or sell

o specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

--------------------------------------------------------------------------------
22p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

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23p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

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24p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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25p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.13        $5.11        $5.01         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .02           --          .01            --
Net gains (losses) (both realized and unrealized)                          .63         1.03          .10          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .65         1.03          .11          (.12)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.01)          --         (.01)           --
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.13)        (.01)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.65        $6.13        $5.11         $5.01
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $525         $323         $156           $40
Ratio of expenses to average daily net assets(c)                         1.33%        1.38%        1.44%(d)      1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .35%         .06%         .42%          .22%(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                         10.66%       20.17%        2.12%        (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
26p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.04        $5.07        $5.00         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .60         1.01          .08          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .58          .98          .07          (.13)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.50        $6.04        $5.07         $5.00
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $203         $172          $94           $25
Ratio of expenses to average daily net assets(c)                         2.09%        2.15%        2.20%(d)      2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.43%)       (.71%)       (.34%)        (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                          9.76%       19.27%        1.46%        (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
27p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.04        $5.07        $5.00         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .60         1.01          .08          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .58          .98          .07          (.13)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.50        $6.04        $5.07         $5.00
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $12          $10           $5            $2
Ratio of expenses to average daily net assets(c)                         2.09%        2.15%        2.20%(d)      2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.43%)       (.71%)       (.34%)        (.49%)(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                          9.76%       19.27%        1.46%        (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.15        $5.12        $5.01         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .03           --          .02            --
Net gains (losses) (both realized and unrealized)                          .63         1.04          .10          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .66         1.04          .12          (.12)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.01)          --         (.01)           --
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.13)        (.01)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.68        $6.15        $5.12         $5.01
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.15%        1.22%        1.25%(d)      1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .51%         .21%         .63%          .22%(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                         10.81%       20.36%        2.35%        (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p   --   AXP PARTNERS SELECT VALUE FUND   --   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321


Ticker Symbol
Class A: AXVAX    Class B:AXVBX
Class C: ACSVX    Class I:--
Class Y: --


(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6240-99 F (7/05)

                AXP(R) Partners Select Value Fund

            Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.74%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.12%
Total                                                                0.86%

(a) Includes the impact of a performance incentive adjustment fee that decreased the Fund's management fee by 0.03% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.


Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                     1 year    3 years     5 years    10 years
Class I                                $88      $275        $478       $1,065

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $6.16        $6.34
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .04          .02
Net gains (losses) (both realized and unrealized)                          .63         (.20)
                                                                         -----        -----
Total from investment operations                                           .67         (.18)
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.01)          --
Distributions from realized gains                                         (.12)          --
                                                                         -----        -----
Total distributions                                                       (.13)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.70        $6.16
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $14           $6
Ratio of expenses to average daily net assets(c)                          .86%         .94%(d)
Ratio of net investment income (loss) to average daily net assets         .80%         .83%(d)
Portfolio turnover rate (excluding short-term securities)                  12%          15%
Total return(e)                                                         11.02%       (2.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


                                                              S-6240-79 F (7/05)

AXP(R) Partners
         Small Cap Core
                  Fund

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

Prospectus
July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                  3p

Goal                                      3p

Principal Investment Strategies           3p

Principal Risks                           5p

Past Performance                          6p

Fees and Expenses                         8p

Investment Manager                        9p

Other Securities and
   Investment Strategies                 12p

Buying and Selling Shares                12p

Valuing Fund Shares                      13p

Investment Options                       13p

Purchasing Shares                        15p

Transactions Through Third Parties       17p

Sales Charges                            18p

Exchanging/Selling Shares                23p


Distributions and Taxes                  26p

Financial Highlights                     28p


CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


-------------------------------------------------------------------------------
2p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

The Fund


GOAL

AXP Partners Small Cap Core Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. At June 30, 2005, the range of the Russell 2000 Index was between $35 million and $2.38 billion and the range of the S&P SmallCap 600 Index was between $44 million and $5.27 billion. As a core fund, the Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. AEFC has selected three independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to the small cap segment of the U.S. stock market: American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

American Century

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

--------------------------------------------------------------------------------
3p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Lord Abbett

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

o Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

o Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000(R) Index.

Wellington Management

Wellington Management emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington Management in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

Companies whose stocks Wellington Management purchases for the Fund generally share several common characteristics:

o Financial strength as measured by balance sheet, income statement and cash flow analysis.

o Key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders.

o A high level of focus on core businesses and the ability to be flexible and quick to market with products and services.

o Favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population.

o  Significant potential appreciation over a three year time horizon.

--------------------------------------------------------------------------------
4p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Wellington Management will generally sell a company from the Fund when:

o Target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited.

o  Company fundamentals are no longer attractive.

o Superior purchase candidates are identified, or if through price appreciation, the market capitalization of a stock exceeds certain levels.

Unusual Market Conditions

During unusual market conditions, the Fund's policies permit investment of more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small Company Risk

   Issuer Risk

   Style Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small companies often involve greater risks than investments in larger, more established companies because small companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Style Risk

Growth stocks are purchased based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly. Stocks of companies that have, or are likely to develop products, processes or services that will provide or benefit from
--------------------------------------------------------------------------------
5p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS
technological advances and improvements can be subject to extreme volatility. The Fund also has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

[BAR CHART]

                              CLASS A PERFORMANCE
                            (based on calendar years)

                                                     +46.34%  +18.48%
                                                       2003     2004


During the period shown in the bar chart, the highest return for a calendar quarter was +20.65% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -3.92% (quarter ended March 31, 2003).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +1.02%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors (the Board). Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y.


--------------------------------------------------------------------------------
6p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Average Annual Total Returns (at Dec. 31, 2004)(a)
                                                                                      Since
                                                                        1 year      inception
Partners Small Cap Core:
   Class A
      Return before taxes                                               +11.67%      +6.87%(b)
      Return after taxes on distributions                                +8.46%      +5.71%(b)
      Return after taxes on distributions and sale of fund shares        +8.20%      +5.32%(b)
   Class B
      Return before taxes                                               +12.43%      +7.07%(b)
   Class C
      Return before taxes                                               +16.44%      +8.25%(b)
   Class Y
      Return before taxes                                               +18.58%      +9.32%(b)
Russell 2000(R) Index
(reflects no deduction for fees, expenses or taxes)                     +18.33%     +11.00%(c)
Lipper Small-Cap Core Funds Index                                       +18.37%     +10.03%(c)

(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y.


(b)  Inception date was March 8, 2002.

(c)  Measurement period started April 1, 2002.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
7p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Russell 2000(R) Index, an unmanaged index, measures the performance of 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000(R) Index.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            5.75%          none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)         5%          1%(c)        none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:  Class A  Class B  Class C  Class Y
Management fees(e)                             0.97%    0.97%    0.97%    0.97%
Distribution (12b-1) fees                      0.25%    1.00%    1.00%    0.00%
Other expenses(f)                              0.59%    0.61%    0.60%    0.66%
Total                                          1.81%    2.58%    2.57%    1.63%
Fee waiver/expense reimbursement               0.26%    0.27%    0.26%    0.26%
Net expenses                                   1.55%    2.31%    2.31%    1.37%


(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.55% for Class A; 2.31% for Class B; 2.31% for Class C and 1.37% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.003% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
8p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                             1 year     3 years    5 years    10 years
Class A(a)                                    $724      $1,088      $1,477      $2,564
Class B                                       $734(b)   $1,177(b)   $1,547(b)   $2,710(c)
Class C                                       $334(b)   $  775      $1,343      $2,890
Class Y                                       $139      $  489      $  863      $1,916


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 year     3 years    5 years    10 years
Class A(a)                                    $724      $1,088      $1,477      $2,564
Class B                                       $234      $  777      $1,347      $2,710(b)
Class C                                       $234      $  775      $1,343      $2,890
Class Y                                       $139      $  489      $  863      $1,916


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER


AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.


The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

American Century

William Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989 and became a portfolio manager in April 1991. He has a degree from the University of Illinois. He is a CFA charterholder.

--------------------------------------------------------------------------------
9p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Wilhelmine von Turk, Vice President and Portfolio Manager, joined American Century in November 1995 and became a portfolio manager in February 2000. She has a BA from Wellesley College and a Ph.D in statistics from the University of California-Berkeley. She is a CFA charterholder.

Thomas P. Vaiana, Portfolio Manager, joined American Century in February 1997 and became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

American Century is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Lord Abbett

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Michael T. Smith, Partner of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. Mr. Smith received a BA from California State University at Fullerton and an MBA from New York University.

Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Wellington Management

Kenneth L. Abrams, Senior Vice President of Wellington Management, has served as portfolio manager of the portion of the fund managed by Wellington Management since 2002. Mr. Abrams joined Wellington Management as an investment professional in 1986. Mr. Abrams received both a BA and an MBA from Stanford University.

Daniel J. Fitzpatrick, CFA, Vice President of Wellington Management, has been involved in portfolio investment and securities analysis for the portion of the fund managed by Wellington Management since 2002. Mr. Fitzpatrick joined the firm as an investment professional in 1998. Mr. Fitzpatrick received a BS from Boston College.

Wellington Management is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

The Statement of Additional Information (SAI) provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

--------------------------------------------------------------------------------
10p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.97% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


--------------------------------------------------------------------------------
11p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments, such as futures, options, and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure


The Fund's Board has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.


Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

--------------------------------------------------------------------------------
12p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

--------------------------------------------------------------------------------
13p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------

Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


For more information, see the SAI.

--------------------------------------------------------------------------------
14p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
15p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

--------------------------------------------------------------------------------
16p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for direct at fund accounts.

 ** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
17p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                               Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


 **  Offering price includes the sales charge.

Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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18p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);


o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);


o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

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19p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.


Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

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20p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:             The CDSC percentage rate is:
First year                                               5%
Second year                                              4%
Third year                                               4%
Fourth year                                              3%
Fifth year                                               2%
Sixth year                                               1%
Seventh year                                             0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

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21p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

--------------------------------------------------------------------------------
22p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

Funds that invest in securities which trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. To the extent that the Fund has significant holdings of small cap stocks, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

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23p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


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24p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

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25p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

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26p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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27p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.63        $4.40        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .86         1.32         (.42)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .82         1.29         (.44)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.81        $5.63        $4.40         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $123          $92          $45           $15
Ratio of expenses to average daily net assets(c),(d)                     1.55%        1.54%        1.55%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets        (.84%)       (.80%)       (.79%)       (1.07%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         14.62%       29.45%       (9.09%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


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28p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.54        $4.36        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.08)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .84         1.31         (.44)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .76         1.24         (.48)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.66        $5.54        $4.36         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $46          $41          $21            $7
Ratio of expenses to average daily net assets(c),(d)                     2.31%        2.31%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.60%)      (1.56%)      (1.55%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         13.73%       28.57%       (9.92%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


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29p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.53        $4.35        $4.83         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.09)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.31         (.44)         (.35)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .76         1.24         (.48)         (.36)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.65        $5.53        $4.35         $4.83
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $4           $2            $1
Ratio of expenses to average daily net assets(c),(d)                     2.31%        2.30%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.60%)      (1.55%)      (1.54%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         13.74%       28.64%       (9.94%)       (6.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.65        $4.41        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .88         1.33         (.41)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .84         1.30         (.43)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.85        $5.65        $4.41         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.37%        1.37%        1.34%         1.36%(e)
Ratio of net investment income (loss) to average daily net assets        (.67%)       (.57%)       (.58%)        (.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         14.92%       29.61%       (8.88%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321


Ticker Symbol
Class A: AXSAX    Class B:AXSBX
Class C: --       Class I:--
Class Y: --


(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6237-99 G (7/05)

                       AXP(R) Partners Small Cap Core Fund

                   Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                   Class I
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.97%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.35%
Total(c)                                                             1.32%
Fee waiver/expense reimbursement                                     0.02%
Net expenses                                                         1.30%

(a) Includes the impact of a performance incentive adjustment fee that decreased the Fund's management fee by 0.003% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.


(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain other Fund expenses until May 31, 2006 unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.30% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                     1 year   3 years  5 years  10 years
Class I                               $132     $417     $723     $1,593

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $5.66        $5.99
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.03)        (.02)
Net gains (losses) (both realized and unrealized)                          .87         (.31)
                                                                         -----        -----
Total from investment operations                                           .84         (.33)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.64)          --
                                                                         -----        -----
Net asset value, end of period                                           $5.86        $5.66
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $7           $4
Ratio of expenses to average daily net assets(c),(d)                     1.30%        1.06%(e)
Ratio of net investment income (loss) to average daily net assets        (.59%)        .18%(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%
Total return(f)                                                         14.89%       (5.51%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.32% and 1.66% for the periods ended May 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                              S-6237-79 G (7/05)

AXP(R) Partners
         Small Cap
                Value
                   Fund

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

Prospectus

July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                  3p

Goal                                      3p

Principal Investment Strategies           3p

Principal Risks                           6p

Past Performance                          7p

Fees and Expenses                         9p

Investment Manager                       10p


Other Securities and
   Investment Strategies                 15p


Buying and Selling Shares                16p


Valuing Fund Shares                      16p


Investment Options                       17p


Purchasing Shares                        18p


Transactions Through Third Parties       21p


Sales Charges                            21p


Exchanging/Selling Shares                26p

Distributions and Taxes                  30p


Financial Highlights                     32p


CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


--------------------------------------------------------------------------------
2p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

The Fund

GOAL

AXP Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. AEFC has selected five independent asset managers, Royce & Associates, LLC (Royce), Goldman Sachs Asset Management, L.P. (GSAM), Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin Portfolio) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index if the stock remains attractive.

Royce

Royce uses a value methodology in managing its portion of the Fund. In selecting securities. Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition. Royce's investments focus on small- and micro-cap securities that it believes are trading significantly below its estimate of their current worth. In selecting securities for the Fund, Royce looks for companies in the upper end of the small-cap market that have:

o  Excellent business strengths.

o  High internal rates of return and low leverage.

--------------------------------------------------------------------------------
3p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

In the micro-cap sector, Royce selects from a universe of more than 5,900 micro-cap companies. Royce selects companies it believes are trading significantly below its estimate of their current worth.

GSAM

Business quality, attractive valuation and thoughtful portfolio construction are the key elements of GSAM's Value Equity approach. Through intensive, hands-on research the Value Equity team at GSAM seeks to identify well-positioned small-cap companies that have attractive returns on capital, strong or improving cash flow characteristics and are run by shareholder-oriented managements. The team employs a disciplined valuation approach to invest in these companies when the market does not fully recognize their real economic value.

GSAM will sell a position if (1) the risk/reward profile becomes less attractive due to price appreciation; (2) its investment thesis for a particular holding is invalidated based on subsequent information; and (3) its confidence in management's ability to execute is compromised. Furthermore, GSAM mitigates the liquidity and company-specific risks associated with small-cap value investing by limiting amounts in particular sectors and investing in a large number of holdings.

Donald Smith

Donald Smith employs a strict bottom-up approach, investing in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research, generally investing in companies with market capitalization over $100 million but less than $1.5 billion.

Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

Franklin Portfolio

Franklin Portfolio's investment process is predicated on the belief that it can consistently differentiate between undervalued and overvalued securities. As a result, Franklin Portfolio emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin Portfolio uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success.

--------------------------------------------------------------------------------
4p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin Portfolio applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin Portfolio will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin Portfolio believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

Barrow, Hanley

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow, Hanley screens the universe of roughly 1,400 companies with market capitalization between $500 million and $3 billion that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

Unusual Market Conditions

During unusual market conditions, the Fund's policies permit investment of more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
5p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. This Fund is designed for investors with above-average risk tolerance. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small Company Risk

   Style Risk

   Issuer Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small companies often involve greater risks than investments in larger, more established companies because small companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading are substantially less and may be more volatile than is typical of larger companies.

Style Risk

Each Subadviser purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

--------------------------------------------------------------------------------
6p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)

                               CLASS A PERFORMANCE
                            (based on calendar years)


                                        -14.32%         +39.35%         +20.36%
                                          2002            2003            2004


During the period shown in the bar chart, the highest return for a calendar quarter was +19.95% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -22.65% (quarter ended Sept. 30, 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was -0.87%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors (the Board). Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C and 1.42% for Class Y.

Prior to March 15, 2004, the portion of the Fund currently managed by Barrow, Hanley, Donald Smith and Franklin Portfolio was managed by a different subadviser.


--------------------------------------------------------------------------------
7p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Average Annual Total Returns (at Dec. 31, 2004)(a)
                                                                                                1 year    Since inception
Partners Small Cap Value:
   Class A
      Return before taxes                                                                       +13.44%      +12.06%(b)
      Return after taxes on distributions                                                       +11.11%      +11.33%(b)
      Return after taxes on distributions and sale of fund shares                               +10.69%      +10.25%(b)
   Class B
      Return before taxes                                                                       +14.71%      +12.70%(b)
   Class C
      Return before taxes                                                                       +18.85%      +13.41%(b)
   Class Y
      Return before taxes                                                                       +20.45%      +14.07%(b)
Russell 2000(R) Value Index (reflects no deduction for fees, expenses or taxes)                 +22.25%      +14.36%(c)
Lipper Small-Cap Value Funds Index                                                              +20.65%      +14.45%(c)

(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C and 1.42% for Class Y.


(b)  Inception date was June 18, 2001.

(c)  Measurement period started July 1, 2001.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
8p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                 Class A     Class B    Class C     Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                              5.75%        none       none        none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)          none(b)       5%        1%(c)       none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(e)                             0.87%    0.87%   0.87%    0.87%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(f)                              0.39%    0.41%   0.41%    0.47%
Total                                          1.51%    2.28%   2.28%    1.34%

(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.59% for Class A; 2.35% for Class B; 2.35% for Class C and 1.42% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
9p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                             1 year     3 years    5 years    10 years
Class A(a)                                    $720      $1,025      $1,352      $2,278
Class B                                       $731(b)   $1,113(b)   $1,421(b)   $2,426(c)
Class C                                       $331(b)   $  713      $1,221      $2,620
Class Y                                       $136      $  425      $  735      $1,618


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                              1 year     3 years    5 years    10 years
Class A(a)                                    $720      $1,025      $1,352      $2,278
Class B                                       $231      $  713      $1,221      $2,426(b)
Class C                                       $231      $  713      $1,221      $2,620
Class Y                                       $136      $  425      $  735      $1,618


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C and 1.42% for Class Y.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER


AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization value fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.


--------------------------------------------------------------------------------
10p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Royce


Royce & Associates, LLC has been investing in small-cap securities with a value approach for more than 30 years. Jay S. Kaplan, Portfolio Manager, manages the portion of the Fund's portfolio managed by Royce. Mr. Kaplan has been employed by Royce since 2000, having previously been a Managing Director and Portfolio Manager at Prudential Investments.


Royce is located at 1414 Avenue of the Americas, New York, New York. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland.

GSAM


A team of seasoned small-cap value investors is responsible for managing GSAM's portion of the Fund. Portfolio managers are organized along industry lines and are responsible for conducting research in their particular area of expertise. While the team debates investment ideas and overall portfolio structure, the buy/sell decision resides with the portfolio manager responsible for the industry. Key professionals include:


Eileen Rominger, Managing Director and Chief Investment Officer, is a portfolio manager on the U.S. Value team where she oversees the portfolio construction and investment research for the firm's value accounts. Her prior experience spanned 18 years at Oppenheimer Capital, where she was a Managing Director and member of the Executive Committee. She was a senior portfolio manager for corporate pension fund and insurance company accounts, portfolio manager of Quest Value Fund since 1988, as well as a senior research analyst responsible for several industries. Eileen received an MBA from Wharton School of Business and a BA from Fairfield University.

Chip Otness, CFA and Managing Director, is a portfolio manager on the U.S. Value team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip brings to GSAM 30 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. Chip started his career at JP Morgan where he spent 28 years. When he left JP Morgan he was Managing Director and ran J.P. Morgan's Small Cap Institutional group and was responsible for growing and managing $3.6 billion in assets. Chip received a BA in Economics from Harvard University.

Lisa Parisi, CFA and Managing Director, is a portfolio manager on the U.S. Value team, where she has broad research responsibilities across the value strategies. Previously, Lisa started a small-cap value strategy for John A Levin & Co. Lisa also developed a small-cap value product and co-managed a mid-cap value product at Valenzuela Capital, where she was a managing director. Lisa started her career working at Lazard Freres on the small-cap value team and has also worked at Royce Associates and Trust Company of the West. Lisa received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University.

--------------------------------------------------------------------------------
11p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

J. Kelly Flynn, Vice President, is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across the value strategies. Prior to joining GSAM Kelly spent three years at Lazard Asset Management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small-cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a BA from Harvard in 1990 and an MBA from Wharton School of Business.

Dolores Bamford, CFA and Managing Director, is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios. Prior to her arrival at GSAM, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was portfolio manager for a variety of funds including the Putnam Convertible Income-Growth Fund, the Global Resources Fund. Dolores received a BA from Wellesley College in 1988 and her MS from MIT Sloan School of Management.


David L. Berdon, Vice President, is a portfolio manager on the U.S. Value Investment team. David joined GSAM as a research analyst in March 2001. In October 2002, he became a portfolio manager and manages other value funds for GSAM. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Sililoquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.

Edward Perkin, CFA and Vice President, is a portfolio manager on the U.S. Value team where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a BA from the University of California, Santa Barbara and received his MBA from Columbia Business School and is a CFA charterholder. Edward joined the Value Team in June of 2002.


GSAM is located at 32 Old Slip, New York, New York. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is an affiliate of Goldman Sachs & Co.

Donald Smith

Donald Smith has practiced its value investment philosophy since inception with great success, and has never deviated from this style. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows them to conduct focused, detailed fundamental analysis of companies they invest in.

Donald G. Smith, Chief Investment Officer, has been with Donald Smith & Co., Inc. since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Don accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Don received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

--------------------------------------------------------------------------------
12p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. He has been with Donald Smith since 1981. Richard began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Richard graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Franklin Portfolio

John S. Cone, CFA, is Chief Executive Officer, President and Portfolio Manager. John received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. John has an extensive background in computer modeling and quantitative methods. John is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, John is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

Michael F. Dunn, CFA, received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin Portfolio, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

Oliver E. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin Portfolio, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

Kristin J. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin Portfolio, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

Langton (Tony) C. Garvin, CFA, is Senior Vice President and Portfolio Manager. Tony holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Tony joined Franklin Portfolio Associates in 2004. Prior to joining Franklin Portfolio, Tony was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Tony belongs to the Boston Security Analysts Society.

--------------------------------------------------------------------------------
13p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Franklin Portfolio is located at One Boston Place, 29th Floor, Boston, Massachusetts. Franklin Portfolio, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

Barrow, Hanley

James S. McClure, CFA and Portfolio Manager, joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 32 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

John P. Harloe, CFA and Portfolio Manager, joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 28 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

Barrow, Hanley is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies.

The Statement of Additional Information (SAI) provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.87% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.

--------------------------------------------------------------------------------
14p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund's policies permit a manager, in managing its portion of the Fund, to use derivative instruments, such as options and futures contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, a manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure


The Fund's Board has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.


--------------------------------------------------------------------------------
15p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

--------------------------------------------------------------------------------
16p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------

Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

--------------------------------------------------------------------------------
17p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


For more information, see the SAI.

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

--------------------------------------------------------------------------------
18p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

--------------------------------------------------------------------------------
19p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for direct at fund accounts.

 ** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

--------------------------------------------------------------------------------
20p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                            Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


 **  Offering price includes the sales charge.

Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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21p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);


o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);


o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

--------------------------------------------------------------------------------
22p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.


Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

--------------------------------------------------------------------------------
23p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

--------------------------------------------------------------------------------
24p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

--------------------------------------------------------------------------------
25p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

Funds that invest in securities which trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. To the extent that the Fund has significant holdings of small cap stocks, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

--------------------------------------------------------------------------------
26p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
27p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
28p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
29p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
30p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
31p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.62        $5.04        $5.79         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.03)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.61         (.69)          .91
                                                                         -----        -----        -----         -----
Total from investment operations                                           .83         1.58         (.72)          .90
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.62        $6.62        $5.04         $5.79
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $747         $656         $434          $381
Ratio of expenses to average daily net assets(c)                         1.51%        1.51%        1.60%(d)      1.59%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.24%)       (.50%)       (.63%)        (.61%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         12.30%       31.35%(g)   (12.45%)       18.40%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.


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32p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.50        $4.97        $5.75         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.06)        (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                          .84         1.60         (.69)          .89
                                                                         -----        -----        -----         -----
Total from investment operations                                           .78         1.53         (.75)          .86
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.45        $6.50        $4.97         $5.75
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $348         $349         $255          $227
Ratio of expenses to average daily net assets(c)                         2.28%        2.27%        2.36%(d)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.99%)      (1.25%)      (1.38%)       (1.39%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         11.72%       30.78%(g)   (13.06%)       17.59%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.


--------------------------------------------------------------------------------
33p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.52        $4.99        $5.76         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.07)        (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                          .85         1.60         (.68)          .90
                                                                         -----        -----        -----         -----
Total from investment operations                                           .78         1.53         (.74)          .87
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.47        $6.52        $4.99         $5.76
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $21          $21          $16           $11
Ratio of expenses to average daily net assets(c)                         2.28%        2.27%        2.36%(d)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.99%)      (1.25%)      (1.38%)       (1.41%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         11.70%       30.66%(g)   (12.86%)       17.79%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.


--------------------------------------------------------------------------------
34p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.65        $5.06        $5.79         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.61         (.68)          .91
                                                                         -----        -----        -----         -----
Total from investment operations                                           .84         1.59         (.70)          .90
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.66        $6.65        $5.06         $5.79
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.34%        1.34%        1.40%(d)      1.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.07%)       (.33%)       (.46%)        (.47%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         12.42%       31.42%(g)   (12.10%)       18.40%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.


--------------------------------------------------------------------------------
35p   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321


Ticker Symbol
Class A: ASVAX    Class B:ASVBX
Class C: APVCX    Class I:--
Class Y: --


(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6239-99 G (7/05)

                      AXP(R) Partners Small Cap Value Fund

                   Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.87%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.15%
Total(c)                                                             1.02%

(a) Includes the impact of a performance incentive adjustment fee that decreased the Fund's management fee by 0.05% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.


(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain other Fund expenses until May 31, 2006 unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.21% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                 1 year       3 years    5 years    10 years
Class I                           $104         $325       $564       $1,252

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $6.65        $6.89
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                                --         (.01)
Net gains (losses) (both realized and unrealized)                          .86         (.23)
                                                                         -----        -----
Total from investment operations                                           .86         (.24)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.83)          --
                                                                         -----        -----
Total distributions                                                       (.83)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.68        $6.65
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $9           $4
Ratio of expenses to average daily net assets(c)                         1.02%        1.02%(d)
Ratio of net investment income (loss) to average daily net assets         .25%        (.04%)(d)
Portfolio turnover rate (excluding short-term securities)                  70%          97%
Total return(e)                                                         12.74%       (3.48%)(f),(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.


                                                              S-6239-79 G (7/05)

AXP(R) Partners
         Value
        Fund

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Prospectus

July 29, 2005

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                       (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                  3p

Goal                                      3p

Principal Investment Strategies           3p

Principal Risks                           4p

Past Performance                          5p

Fees and Expenses                         7p

Investment Manager                        8p

Other Securities and
   Investment Strategies                 10p

Buying and Selling Shares                10p


Valuing Fund Shares                      11p


Investment Options                       11p

Purchasing Shares                        13p

Transactions Through Third Parties       15p

Sales Charges                            16p

Exchanging/Selling Shares                20p

Distributions and Taxes                  25p

Financial Highlights                     27p

CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


--------------------------------------------------------------------------------
2p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

The Fund

GOAL

AXP Partners Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Income is a secondary objective. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in securities of large, well established U.S. and multinational companies. American Express Financial Corporation (AEFC), serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadviser. AEFC has selected an independent asset manager, Lord, Abbett & Co. LLC (Lord Abbett) (the Subadviser), to subadvise the Fund.

Lord Abbett employs an active investment strategy that seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

In selecting investments for the Fund, Lord Abbett:

o  Looks for stocks it believes represent the best bargains.

o Evaluates a company's operating environment, resources and strategic plans and assesses the company's prospects for exceeding earnings expectations.

o Determines how buying or selling securities changes the Fund's sensitivity to interest rates and economic conditions.

Lord Abbett generally sells a security when it thinks the security is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating financial characteristics or falls short of expectations.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities than during normal market conditions. Although the Fund's assets would be invested in these securities primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, frequent securities trades could be made that could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
3p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

   Issuer Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Subadviser purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

--------------------------------------------------------------------------------
4p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

                               CLASS A PERFORMANCE

                            (based on calendar years)

                           -18.96%          +31.04%           +11.94%
                             2002             2003              2004


During the period shown in the bar chart, the highest return for a calendar quarter was +18.06% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -19.58% (quarter ended Sept. 30, 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was -3.07%.


--------------------------------------------------------------------------------
5p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Average Annual Total Returns (at Dec. 31, 2004)
                                                                                        Since
                                                                        1 year        inception
Partners Value:
   Class A
      Return before taxes                                                +5.51%      +2.57%(a)
      Return after taxes on distributions                                +5.35%      +2.50%(a)
      Return after taxes on distributions and sale of fund shares        +3.58%      +2.16%(a)
   Class B
      Return before taxes                                                +6.25%      +2.76%(a)
   Class C
      Return before taxes                                               +10.20%      +3.65%(a)
   Class Y
      Return before taxes                                               +12.29%      +4.48%(a)
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                     +16.49%      +5.93%(b)
Lipper Large-Cap Value Funds Index                                      +12.00%      +2.56%(b)


(a) Inception date was June 18, 2001.

(b) Measurement period started July 1, 2001.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
6p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                             5.75%         none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none(b)         5%          1%(c)        none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:  Class A  Class B  Class C  Class Y
Management fees(d)                             0.72%    0.72%    0.72%    0.72%
Distribution (12b-1) fees                      0.25%    1.00%    1.00%    0.00%
Other expenses(e)                              0.32%    0.34%    0.33%    0.40%
Total                                          1.29%    2.06%    2.05%    1.12%


(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares within one year after purchase.

(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for the most recent fiscal year.


(e) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
7p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeemed all of your shares at the end of the time periods indicated:


                                              1 year     3 years    5 years    10 years
Class A(a)                                    $699      $  961      $1,243      $2,047
Class B                                       $709(b)   $1,046(b)   $1,309(b)   $2,196(c)
Class C                                       $308(b)   $  643      $1,104      $2,384
Class Y                                       $114      $  356      $  618      $1,368


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                              1 year     3 years    5 years    10 years
Class A(a)                                    $699        $961      $1,243      $2,047
Class B                                       $209        $646      $1,109      $2,196(b)
Class C                                       $208        $643      $1,104      $2,384
Class Y                                       $114        $356      $  618      $1,368


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER


AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors (the Board). The Subadviser manages the Fund's assets based upon its experience in managing a fund whose investment goals and strategies are substantially similar to those of the Fund.


Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Eli M. Salzmann and Sholom Dinsky head the team and are primarily and jointly responsible for the day-to-day management of the Fund. The other senior members of the team are Robert G. Morris, W. Thomas Hudson Jr. and Kenneth G. Fuller. Messrs. Salzmann, Dinsky, Morris and Hudson are Partners of Lord Abbett. Messrs. Salzmann and Dinsky joined Lord Abbett in 1997 and 2000 respectively. Messrs. Morris and Hudson have been with Lord Abbett since 1991 and 1982 respectively. Mr. Kenneth G. Fuller, Investment Manager - Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc. where he served as Portfolio Manager and Senior Vice President from 1999 to 2002.

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8p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Lord Abbett, located at 90 Hudson Street, Jersey City, New Jersey, subadvises the Fund's assets. Lord Abbett, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

The Statement of Additional Information (SAI) provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.
AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.72% of the Fund's average net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to the Subadviser. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. A discussion regarding the basis for the Board approving the Investment Management Services Agreement of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31, 2005.


AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series funds, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the AXP Portfolio Builder Series funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the AXP Portfolio Builder Series funds. In addition, because the AXP Portfolio Builder Series funds may own a substantial portion of the Fund, a redemption by the AXP Portfolio Builder Series funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board on the steps it has taken to manage any potential conflicts.


--------------------------------------------------------------------------------
9p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, debt securities and foreign securities. Additionally, the Fund's assets may be invested in derivative instruments, such as options and futures contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Portfolio Holdings Disclosure


The Fund's Board has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's SAI.


Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Orders in good form are priced at the NAV next determined after your order is placed with the Distributor or with authorized third parties. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through an authorized third party, consult that firm to determine its procedures for accepting and processing orders. The third party may charge a fee for its services.

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10p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares redeemed within one year after purchase are subject to a CDSC.


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder service fee of 0.10%. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

--------------------------------------------------------------------------------
11p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A           Class B      Class C      Class Y
----------------- ----------------- ------------ ------------ ---------------
Availability      Available to      Available    Available    Limited to
                  all investors.    to all       to all       qualifying
                                    investors.   investors.   institutional
                                                              investors.
----------------- ----------------- ------------ ------------ ---------------
Initial Sales     Yes. Payable at   No. Entire   No. Entire   No. Entire
Charge            time of           purchase     purchase     purchase
                  purchase. Lower   price is     price is     price is
                  sales charge      invested     invested     invested in
                  for larger        in shares    in shares    shares of the
                  investments.      of the       of the       Fund.
                                    Fund.        Fund.
----------------- ----------------- ------------ ------------ ---------------

Deferred Sales    On purchases      Maximum 5%   1% CDSC      None.
Charge            over              CDSC         applies if
                  $1,000,000, 1%    during the   you sell
                  CDSC applies if   first year   your
                  you sell your     decreasing   shares
                  shares less       to 0%        within one
                  than one year     after six    year after
                  after purchase.   years.       purchase.

----------------- ----------------- ------------ ------------ ---------------
Distribution      Yes.* 0.25%       Yes.* 1.00%  Yes.* 1.00%  Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ----------------- ------------ ------------ ---------------
Conversion to     N/A               Yes,         No.          No.
Class A                             automatically
                                    in ninth
                                    year of
                                    ownership.
----------------- ----------------- ------------ ------------ ---------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for more than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor.


For more information, see the SAI.

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12p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

PURCHASING SHARES

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person.

As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and social security or taxpayer identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial institution through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial institution through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed reasonable.

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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13p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ----------------------------------------
Individual or joint account        The individual or one of the owners
                                   listed on the joint account
---------------------------------- ----------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ----------------------------------------
A revocable living trust           The grantor-trustee (the person who
                                   puts the money into the trust)
---------------------------------- ----------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no
                                   legal entity is designated in the
                                   account title)
---------------------------------- ----------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ----------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ----------------------------------------
Corporate or LLC electing          The corporation
corporate status on  Form 8832
---------------------------------- ----------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:           $2,000*
Additional investments:       $500**
Account balances:             $300
Qualified account balances:   none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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14p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:           $2,000*
Additional investments:       $100**
Account balances:             none (on a scheduled investment plan with
                              monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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15p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                               Sales charge* as percentage of:
Total market value               Public offering price**               Net amount invested
Up to $49,999                               5.75%                               6.10%
$50,000-$99,999                             4.75                                4.99
$100,000-$249,999                           3.50                                3.63
$250,000-$499,999                           2.50                                2.56
$500,000-$999,999                           2.00                                2.04
$1,000,000 or more                          0.00                                0.00


 * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


**   Offering price includes the sales charge.

Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

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16p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Letter of Intent (LOI):

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the Distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares, that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the Distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, they may help you obtain a reduced sales charge on future purchases as described in the section of the prospectus called Rights of Accumulation.

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17p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Notification Obligation; Third Party Purchases. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:


o current or retired Board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.


o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

--------------------------------------------------------------------------------
18p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For all purchases made after May 20, 2005, aging will occur daily instead of on a calendar year basis.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC is charged if you sell your shares within one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
19p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

--------------------------------------------------------------------------------
20p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

--------------------------------------------------------------------------------
21p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you recently sent a payment by a bank authorization, check or money order that is not guaranteed it may take up to ten days for your funds to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
22p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
23p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
24p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

--------------------------------------------------------------------------------
25p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
26p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $5.00        $4.19        $4.56             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                           .02          .01          .01               .01
Net gains (losses) (both realized and unrealized)                      .36          .81         (.38)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .38          .82         (.37)             (.24)
                                                                     -----        -----        -----             -----
Less distributions:
Dividends from net investment income                                  (.02)        (.01)          --                --
Tax return of capital                                                   --           --           --              (.01)
                                                                     -----        -----        -----             -----
Total distributions                                                   (.02)        (.01)          --              (.01)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.36        $5.00        $4.19             $4.56
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $267         $248         $185              $152
Ratio of expenses to average daily net asset(c)                      1.29%        1.37%(d)     1.34%(d)          1.34%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .72%         .37%         .51%              .30%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      7.66%       19.56%       (8.09%)           (5.09%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
27p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $4.91        $4.14        $4.54             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                          (.02)        (.01)        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                      .36          .78         (.39)             (.26)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .34          .77         (.40)             (.27)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.25        $4.91        $4.14             $4.54
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $146         $154         $121              $102
Ratio of expenses to average daily net assets(c)                     2.06%        2.13%(d)     2.11%(d)          2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.06%)       (.40%)       (.27%)            (.46%)(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      6.92%       18.60%       (8.81%)           (5.61%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $4.92        $4.15        $4.55             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                          (.02)        (.01)        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                      .36          .78         (.39)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .34          .77         (.40)             (.26)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.26        $4.92        $4.15             $4.55
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $9           $9           $7                $7
Ratio of expenses to average daily net assets(c)                     2.05%        2.13%(d)     2.11%(d)          2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.05%)       (.39%)       (.26%)            (.46%)(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      6.91%       18.55%       (8.79%)           (5.39%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $5.02        $4.21        $4.57             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                           .03          .02          .02               .01
Net gains (losses) (both realized and unrealized)                      .36          .80         (.38)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .39          .82         (.36)             (.24)
                                                                     -----        -----        -----             -----
Less distributions:
Dividends from net investment income                                  (.03)        (.01)          --                --
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.38        $5.02        $4.21             $4.57
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $--          $--          $--               $--
Ratio of expenses to average daily net assets(c)                     1.12%        1.19%(d)     1.16%(d)          1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .90%         .59%         .67%              .56%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      7.79%       19.59%       (7.84%)           (4.89%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p   --   AXP PARTNERS VALUE FUND   --   2005 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

Ticker Symbol

Class A: AVLAX    Class B:AVFBX


Class C: AVUCX    Class I:AUEIX


Class Y: --

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6238-99 G (7/05)

                           AXP(R) Partners Value Fund

                   Supplement to the July 29, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)

                                                                       Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                     none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                           Class I
Management fees(a)                                                      0.72%
Distribution (12b-1) fees                                               0.00%
Other expenses(b)                                                       0.13%
Total                                                                   0.85%

(a) Includes the impact of a performance incentive adjustment fee that [increased/decreased] the Fund's management fee by 0.72% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                         1 year     3 years   5 years  10 years
Class I                                    $87       $271      $472     $1,053

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004(b)
Net asset value, beginning of period                                 $5.02        $5.21
                                                                     -----        -----
Income from investment operations:
Net investment income (loss)                                           .04          .03
Net gains (losses) (both realized and unrealized)                      .38         (.22)
                                                                     -----        -----
Total from investment operations                                       .42         (.19)
                                                                     -----        -----
Less distributions:
Dividends from net investment income                                  (.04)          --
                                                                     -----        -----
Net asset value, end of period                                       $5.40        $5.02
                                                                     -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $48           $8
Ratio of expenses to average daily net assets(c)                      .85%         .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets    1.24%        1.12%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%
Total return(f)                                                      8.36%       (3.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                              S-6238-79 G (7/05)

                          AXP(R) PARTNERS SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     AXP(R) PARTNERS AGGRESSIVE GROWTH FUND

                     AXP(R) PARTNERS FUNDAMENTAL VALUE FUND

                           AXP(R) PARTNERS GROWTH FUND

                        AXP(R) PARTNERS SELECT VALUE FUND

                       AXP(R) PARTNERS SMALL CAP CORE FUND

                      AXP(R) PARTNERS SMALL CAP VALUE FUND

                           AXP(R) PARTNERS VALUE FUND

            (singularly and collectively where the context requires,
                            referred to as the Fund)

                                  JULY 29, 2005

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Reports to shareholders (Annual Reports) that may be obtained, without charge, from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.

The Independent Registered Public Accounting Firm's Reports and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Reports are incorporated in this SAI by reference. No other portion of the Annual Reports, however, is incorporated by reference. The prospectuses for the Funds, dated the same date as this SAI, also are incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                 p.    3

Fundamental Investment Policies                                       p.    4

Investment Strategies and Types of Investments                        p.    8

Information Regarding Risks and Investment Strategies                 p.   11

Securities Transactions                                               p.   28

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                             p.   31

Valuing Fund Shares                                                   p.   32

Portfolio Holdings Disclosure                                         p.   33

Proxy Voting                                                          p.   35

Investing in the Fund                                                 p.   36

Selling Shares                                                        p.   39

Pay-out Plans                                                         p.   39

Capital Loss Carryover                                                p.   40

Taxes                                                                 p.   40

Agreements                                                            p.   42


Organizational Information                                            p.   70

Board Members and Officers                                            p.   74

Control Persons and Principal Holders of Securities                   p.   81

Independent Registered Public Accounting Firm                         p.   83

Appendix: Description of Ratings                                      p.   83


CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in operations, services or personnel are anticipated.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.


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2   ---   AXP PARTNERS SERIES, INC.

Mutual Fund Checklist

      [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

      [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

      [X]     A higher rate of return typically involves a higher risk of loss.

      [X] Past performance is not a reliable indicator of future performance.

      [X]     ALL mutual funds have costs that lower investment return.

      [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

      [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                                     Market price            Shares
investment                                   of a share            acquired

  $100                                         $ 6.00                 16.7
   100                                           4.00                 25.0
   100                                           4.00                 25.0
   100                                           6.00                 16.7
   100                                           5.00                 20.0
   ---                                           ----                 ----
  $500                                         $25.00                103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3   ---   AXP PARTNERS SERIES, INC.

Fundamental Investment Policies

Throughout this SAI, the funds are referred to as follows:

   AXP Partners Aggressive Growth Fund (Partners Aggressive Growth)

   AXP Partners Fundamental Value Fund (Partners Fundamental Value)

   AXP Partners Growth Fund (Partners Growth)

   AXP Partners Select Value Fund (Partners Select Value)

   AXP Partners Small Cap Core Fund (Partners Small Cap Core)

   AXP Partners Small Cap Value Fund (Partners Small Cap Value)

   AXP Partners Value Fund (Partners Value)

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Partners Aggressive Growth

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o  Issue senior securities, except as permitted under the 1940 Act.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Lend Fund securities in excess of 30% of its net assets. The Fund has no current intention to lend to a material extent.

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4   ---   AXP PARTNERS SERIES, INC.

Partners Fundamental Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

Partners Growth

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o  Issue senior securities, except as permitted under the 1940 Act.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Lend Fund securities in excess of 30% of its net assets. The Fund has no current intention to lend to a material extent.

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5   ---   AXP PARTNERS SERIES, INC.

Partners Select Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o  Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

Partners Small Cap Core

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

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6   ---   AXP PARTNERS SERIES, INC.

Partners Small Cap Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

Partners Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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7   ---   AXP PARTNERS SERIES, INC.

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                                             Allowable for the Fund?
                                                   Partners   Partners           Partners    Partners    Partners
                                                  Aggressive Fundamental Partners Select     Small Cap   Small Cap  Partners
Investment strategies and types of investments      Growth      Value     Growth   Value       Core        Value      Value
Agency and Government Securities                      yes        yes        yes     yes         yes         yes        yes
Borrowing                                             yes        yes        yes     yes         yes         yes        yes
Cash/Money Market Instruments                         yes        yes        yes     yes         yes         yes        yes
Collateralized Bond Obligations                       yes        yes        yes     no          no          no         yes
Commercial Paper                                      yes        yes        yes     yes         yes         yes        yes
Common Stock                                          yes        yes        yes     yes         yes         yes        yes
Convertible Securities                                yes        yes        yes     yes         yes         yes        yes
Corporate Bonds                                       yes        yes        yes     yes         yes         yes        yes
Debt Obligations                                      yes        yes        yes     yes         yes         yes        yes
Depositary Receipts                                   yes        yes        yes     yes         yes         yes        yes
Derivative Instruments (including options and futures)yes        yes        yes     yes         yes         yes        yes
Exchange-Traded Funds                                 yes        yes        yes     yes         yes         yes        yes
Foreign Currency Transactions                         yes        yes        yes     yes         yes         yes        yes
Foreign Securities                                    yes        yes        yes     yes         yes         yes        yes
Funding Agreements                                    yes        yes        yes     yes         yes         yes        yes
High-Yield (High-Risk) Debt Securities (Junk Bonds)   yes        yes        yes     yes         yes         yes        yes
Illiquid and Restricted Securities                    yes        yes        yes     yes         yes         yes        yes
Indexed Securities                                    yes        yes        yes     yes         yes         yes        yes
Inflation Protected Securities                        yes        yes        yes     yes         yes         yes        yes
Inverse Floaters                                      no         no         no      no          no          no         no
Investment Companies                                  yes        yes        yes     yes         yes         yes        yes
Lending of Portfolio Securities                       yes        yes        yes     yes         yes         yes        yes
Loan Participations                                   yes        yes        yes     yes         yes         yes        yes
Mortgage- and Asset-Backed Securities                 yes        yes        yes     yes         yes         yes        no
Mortgage Dollar Rolls                                 no         no         no      no          no          no         no
Municipal Obligations                                 yes        yes        yes     yes         yes         yes        yes
Preferred Stock                                       yes        yes        yes     yes         yes         yes        yes
Real Estate Investment Trusts                         yes        yes        yes     yes         yes         yes        yes
Repurchase Agreements                                 yes        yes        yes     yes         yes         yes        yes
Reverse Repurchase Agreements                         yes        yes        yes     yes         yes         yes        yes
Short Sales                                           no         no         no      no          no          no         no
Sovereign Debt                                        yes        yes        yes     no          no          no         yes
Structured Products                                   yes        yes        yes     yes         yes         yes        yes
Swap Agreements                                       no         no         no      no          no          no         no
Variable- or Floating-Rate Securities                 yes        yes        yes     yes         yes         yes        yes
Warrants                                              yes        yes        yes     yes         yes         yes        yes
When-Issued Securities and Forward Commitments        yes        yes        yes     yes         yes         yes        yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities  yes        yes        yes     yes         yes         yes        yes

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8   ---   AXP PARTNERS SERIES, INC.
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The following are guidelines that may be changed by the board at any time:

Partners Aggressive Growth

o The Fund will not invest more than 10% of its net assets in bonds below investment grade.

o  The Fund may invest up to 15% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o  The Fund will not invest in a company to control or manage it.

Partners Fundamental Value

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not make additional investments while any borrowing remains outstanding.

Partners Growth

o The Fund will not invest more than 10% of its net assets in bonds below investment grade.

o  The Fund may invest up to 15% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o  The Fund will not invest in a company to control or manage it.

Partners Select Value

o The Fund will normally purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least "BBB" by Standard & Poor's (S&P) or, in the case of unrated securities, judged by the Subadviser to be of comparable quality. The Fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of "B" and provided also that the total investment in such securities remains below 15% of the Fund's assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not invest more than 20% of its net assets in foreign securities.

o The Fund will not make additional investments while any borrowing remains outstanding.

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Partners Small Cap Core

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not invest more than 20% of its net assets in foreign securities.

o The Fund will not make additional investments while any borrowing remains outstanding.

Partners Small Cap Value

o Purchase more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not make additional investments while any bank borrowing remains outstanding.

Partners Value

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.

o No more than 10% of the Fund's net assets will be held in debt securities rated BB/Ba or lower.

o The Fund will not invest more than 25% of its net assets in foreign securities.

o The Fund will not make additional investments while any borrowing remains outstanding.

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Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is closely related to reinvestment risk.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, such as payments due on a bond or a note. The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Derivatives Risk

Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate, and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund.

Diversification Risk

A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more susceptible to a single economic, political or regulatory event than a diversified fund.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

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Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk.

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

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Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

A fund may borrow money for temporary or emergency purposes, to make other investments or to engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as qualified above, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations


Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

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Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds


Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

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In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See the appendix for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.


Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

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The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

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Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Management Risk and Market Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons. A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund also may enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency. When buying a currency forward in this fashion, a fund would hold cash or cash equivalents equal to the value of the forward contract in order to avoid the use of leverage.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

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Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result

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in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark

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into the euro and the admission of other non-EU countries such as Poland,
Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

Funding Agreements

A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield (High-Risk) Debt Securities (Junk Bonds)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

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In determining the liquidity of all securities and derivatives, such as Rule
144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

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Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

A fund may lend certain of its portfolio securities. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

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23   ---   AXP PARTNERS SERIES, INC.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings.
(See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

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24   ---   AXP PARTNERS SERIES, INC.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, Market Risk and Interest Rate Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

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25   ---   AXP PARTNERS SERIES, INC.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
(See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

CMBS Total Return Swaps. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities.

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Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

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27   ---   AXP PARTNERS SERIES, INC.
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Securities Transactions


Except as otherwise noted, the description of policies and procedures in this section also applies to any Fund subadviser. Subject to policies set by the board, as well as the terms of the investment advisory and subadvisory agreements, AEFC and all applicable subadvisers (individually and collectively "the investment manager") are authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the investment manager may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In certain circumstances, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the investment manager to do so to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager (or by any Fund subadviser to any other client of such subadviser).

Research provided by brokers supplements the investment manager's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The investment manager has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the investment manager must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the investment manager to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the investment manager, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the investment manager in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. The investment manager has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the investment manager believes it may obtain better overall execution. The investment manager has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds (or by any Fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

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28   ---   AXP PARTNERS SERIES, INC.
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Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by the investment manager or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale in a way believed to be fair to the Fund. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


For fiscal periods noted below, each Fund paid total brokerage commissions as follows. Substantially all firms through whom transactions were executed provide research services.


Fund                                                             May 31, 2005          May 31, 2004         May 31, 2003
Partners Aggressive Growth                                        $  181,981            $   72,985          $    8,489(a)
Partners Fundamental Value                                           314,501               162,856             205,143
Partners Growth                                                      180,023                46,313               7,136(a)
Partners Select Value                                                310,913               539,192             532,619
Partners Small Cap Core                                              429,969               846,218             273,634
Partners Small Cap Value                                           2,439,209             3,185,306           2,505,457
Partners Value                                                       363,273               389,539             629,329


(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.


In fiscal year 2005, transactions on which commissions were imputed or paid, were specifically directed to firms in exchange for research services as follows:

                                                                                    Transaction amounts      Commissions
Partners Aggressive Growth                                                              $4,034,256             $6,709
Partners Fundamental Value                                                                      --                 --
Partners Growth                                                                            206,318                221
Partners Select Value                                                                   73,512,978            115,967
Partners Small Cap Core                                                                  2,239,076              5,359
Partners Small Cap Value                                                               107,548,552             94,171
Partners Value                                                                                  --                 --


--------------------------------------------------------------------------------
29   ---   AXP PARTNERS SERIES, INC.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Aggressive Growth          Affiliated Managers Group                                         $532,933
                                    Jefferies Group                                                    160,761
                                    Legg Mason                                                         478,863

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Fundamental Value          Citigroup                                                      $30,305,863
                                    JP Morgan Chase & Co.                                           44,370,754
                                    Morgan Stanley                                                   6,771,168

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Growth                     Schwab (Charles)                                                  $979,889

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Select Value               Bear Stearns Companies                                          $  693,280
                                    BKF Capital Group                                                  181,500
                                    Merrill Lynch & Co.                                              1,899,100

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Small Cap Core             Affiliated Managers Group                                       $  546,940
                                    Investment Technology Group                                      1,103,466

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Small Cap Value            Affiliated Managers Group                                       $1,855,928
                                    Investment Technology Group                                      1,304,814
                                    Options Xpress Holdings                                            271,188

Fund                                Name of issuer                                 Value of securities owned at end of fiscal year
Partners Value                      Citigroup                                                      $ 7,141,876
                                    Goldman Sachs Group                                              4,182,750
                                    Merrill Lynch &Co.                                               4,134,612
                                    JP Morgan Chase & Co.                                           10,167,157


The portfolio turnover rates in the two most recent fiscal periods were as follows:


Fund                                                                                     May 31, 2005     May 31, 2004
Partners Aggressive Growth                                                                    218%             189%
Partners Fundamental Value                                                                      2                5
Partners Growth                                                                               122               66
Partners Select Value                                                                          12               15
Partners Small Cap Core                                                                        88              139
Partners Small Cap Value                                                                       70               97
Partners Value                                                                                 40               34

Higher turnover rates may result in higher brokerage expenses and taxes.


--------------------------------------------------------------------------------
30   ---   AXP PARTNERS SERIES, INC.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years for Partners Fundamental Value, Partners Small Cap Core and Partners Value Funds.

Information about brokerage commissions paid by each Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                          2005                         2004             2003
                                                                                Percent of
                                                                             aggregate dollar
                                                                                 amount of
                                                  Aggregate dollar Percent of  transactions  Aggregate dollar Aggregate dollar
                                                      amount of     aggregate    involving       amount of        amount of
                                       Nature of     commissions    brokerage   payment of      commissions      commissions
Fund             Broker               affiliation  paid to broker  commissions  commissions   paid to broker   paid to broker
Partners    JP Morgan Chase                (1)          $27           0.01%           0.02%         $103              $50(a)
Aggressive
Growth

Partners    Goldman Sachs & Company        (4)           38           0.02            0.01            --               --
Growth
            Raymond James Financial        (2)                                                        15            --(a)

Partners    Gabelli & Co.                  (3)      143,463          46.14           43.33       464,895          264,461
Select
Value

Partners    Goldman Sachs                  (4)        1,943           0.08            0.09        46,047               --
Small Cap
Value       Janney Montgomery Scott        (5)           --          --              --            5,130               --
            Leg Mason Wood Walker, Inc.    (5)        2,700           0.11            0.13            --               --
            M. J. Whitman                  (6)           --          --              --          425,573          286,906

(1)  Affiliate of American Century Investment Management, Inc.


(2)  Affiliate of Eagle Asset Management, Inc.

(3)  Affiliate of GAMCO Investors Inc.

(4)  Affiliate of Goldman Sachs Asset Management L.P.

(5)  A former affiliate of Royce & Associates LLC.

(6)  Affiliate of Third Avenue Management LLC.

(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

--------------------------------------------------------------------------------
31   ---   AXP PARTNERS SERIES, INC.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Partners Aggressive Growth
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $25,011,144        divided by              3,432,844           equals                    $7.29
Class B                   6,887,053                                  959,077                                      7.18
Class C                     441,567                                   61,518                                      7.18
Class I                  39,475,546                                5,390,829                                      7.32
Class Y                      35,231                                    4,821                                      7.31

Partners Fundamental Value
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $641,156,030        divided by            117,692,649           equals                    $5.45
Class B                 293,904,772                               55,227,068                                      5.32
Class C                  17,116,872                                3,204,289                                      5.34
Class I                  38,341,137                                6,987,269                                      5.49
Class Y                     513,806                                   93,892                                      5.47

Partners Growth
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $18,325,202        divided by              3,167,522           equals                    $5.79
Class B                   6,916,701                                1,216,017                                      5.69
Class C                     318,666                                   55,965                                      5.69
Class I                  62,881,753                               10,805,834                                      5.82
Class Y                      20,924                                    3,597                                      5.82

Partners Select Value
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $525,317,144        divided by             79,034,723           equals                    $6.65
Class B                 202,624,816                               31,180,806                                      6.50
Class C                  11,856,832                                1,824,372                                      6.50
Class I                  13,938,125                                2,079,347                                      6.70
Class Y                      66,312                                    9,928                                      6.68

Partners Small Cap Core
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $122,560,969        divided by             21,107,913           equals                    $5.81
Class B                  46,071,722                                8,146,718                                      5.66
Class C                   3,743,293                                  662,650                                      5.65
Class I                   7,041,819                                1,202,122                                      5.86
Class Y                     135,399                                   23,158                                      5.85

Partners Small Cap Value
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $746,569,553        divided by            112,761,101           equals                    $6.62
Class B                 347,749,645                               53,888,572                                      6.45
Class C                  21,382,301                                3,306,736                                      6.47
Class I                   9,252,001                                1,384,674                                      6.68
Class Y                     237,915                                   35,744                                      6.66

Partners Value
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $266,775,559        divided by             49,757,191           equals                    $5.36
Class B                 145,697,978                               27,768,947                                      5.25
Class C                   9,149,580                                1,739,170                                      5.26
Class I                  48,010,163                                8,894,177                                      5.40
Class Y                     158,895                                   29,513                                      5.38


--------------------------------------------------------------------------------
32   ---   AXP PARTNERS SERIES, INC.

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Portfolio Holdings Disclosure

The Fund's board of directors and AEFC believe that the investment ideas of AEFC and any Fund Subadviser with respect to management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Fund's board also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Fund's board has therefore adopted AEFC's policies and approved AEFC's procedures, including AEFC's oversight of Subadviser practices relating to disclosure of the Funds' portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide holdings information on a selective basis, and AEFC does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the Fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Fund and its shareholders. Although AEFC seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may AEFC, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

--------------------------------------------------------------------------------
33   ---   AXP PARTNERS SERIES, INC.

A complete schedule of the Fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of the Fund's fiscal quarter, on the Securities and Exchange Commission's Website. Once holdings information is filed with the SEC, it will also be posted on the website (www.americanexpress.com), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, AEFC makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of a Fund's assets invested in each such holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the Fund. This holdings information is generally not released until it is at least 30 days old.

From time to time, AEFC may make partial or complete Fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the Fund (including, without limitation entities identified by name in the Fund's prospectus or this SAI), such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Investor Responsibility Research Center, Inc.), and companies that deliver or support systems that provide analytical or statistical information (including, for example, Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the Fund by ratings and rankings agencies (including, for example, Morningstar, Inc., Thomson Financial and Lipper Inc.), and (3) other entities that provide trading, research or other investment related services. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (e.g., applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the Fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

The Fund's board has adopted the policies of AEFC and approved the procedures AEFC has established to ensure that the Fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from AEFC's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the Funds' board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of the Fund and its shareholders, to consider any potential conflicts of interest between the Fund, AEFC, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund's Chief Compliance Officer or the Fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above. Although AEFC has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

--------------------------------------------------------------------------------
34   ---   AXP PARTNERS SERIES, INC.

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of the Fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel (or the investment personnel of the Fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co. AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

PROXY VOTING RECORD

The proxy voting record is available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information can be accessed through American Express Company's web page, www.americanexpress.com. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained without cost:

o  On the website accessible through www.americanexpress.com/funds

o On a website maintained by the Securities and Exchange Commission, www.sec.gov

o  By calling the Fund's administrator, Board Services Corporation, collect at
   (612) 330-9283.

--------------------------------------------------------------------------------
35   ---   AXP PARTNERS SERIES, INC.

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class I and Class Y, there is no initial sales charge so the public offering price is the same as the NAV.

Class A -- Calculation of the Sales Charge

Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined as follows. The sales charge is paid to the Distributor by the person buying the shares.


                                                                Divided by (1.00 - 0.0575)
Fund                  Net asset value of one share              for a maximum sales charge                Public offering price
Partners Aggressive Growth        $7.29                              divided by 0.9425                =             $7.73
Partners Fundamental Value         5.45                              divided by 0.9425                =              5.78
Partners Growth                    5.79                              divided by 0.9425                =              6.14
Partners Select Value              6.65                              divided by 0.9425                =              7.06
Partners Small Cap Core            5.81                              divided by 0.9425                =              6.16
Partners Small Cap Value           6.62                              divided by 0.9425                =              7.02
Partners Value                     5.36                              divided by 0.9425                =              5.69


Sales charges are determined as follows:

                                                                            Sales charge* as a percentage of:
Total market value                                          Public offering price**                    Net amount invested
Up to $49,999                                                         5.75%                                       6.10%
$50,000-$99,999                                                       4.75                                        4.99
$100,000-$249,999                                                     3.50                                        3.63
$250,000-$499,999                                                     2.50                                        2.56
$500,000-$999,999                                                     2.00                                        2.04
$1,000,000 or more                                                    0.00                                        0.00


 * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the Distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.


** Offering price includes the sales charge.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                                                                 Number of participants
Total plan assets                                                    1-99                                  100 or more
Less than $1 million                                                  4%                                       0%
$1 million or more                                                    0%                                       0%

--------------------------------------------------------------------------------
36   ---   AXP PARTNERS SERIES, INC.

Class A -- Reducing the Sales Charge

For purposes of reducing the sales charge:

o If multiple trustees are listed on a revocable trust account, the account will be included only in the household group of the grantor-trustee (the person who put the money into the trust).

o If the parents or guardians of a minor child who is the beneficiary of one or more UGMA/UTMA accounts are not members of the same primary household group, the Distributor will use its discretion in assigning such accounts to one of the primary household groups. Under most circumstances the Distributor will consider the child's primary domicile to be the appropriate household group in which to include the UGMA/UTMA account(s). Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

Class A -- Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the Distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the Distributor's corporate office will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000.

Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Right of Accumulation or the total value of the new investment combined with the market value of the existing American Express mutual fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; does not include reinvested dividends and directed dividends earned in any American Express mutual funds; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the Distributor in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class B Shares

Class B shares have a contingent deferred sales charge (CDSC) for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

--------------------------------------------------------------------------------
37   ---   AXP PARTNERS SERIES, INC.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

   o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

      o  at least $10 million in plan assets or

      o  500 or more participants; or

   o  does not use daily transfer recordkeeping and has

      o  at least $3 million invested in American Express mutual funds or

      o  500 or more participants.

A plan that qualifies for investment in Class Y may continue to invest in Class Y even if it subsequently falls below the required level of assets or participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
38   ---   AXP PARTNERS SERIES, INC.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.

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39   ---   AXP PARTNERS SERIES, INC.

Capital Loss Carryover

For federal income tax purposes, each Fund had total capital loss carryovers at the end of the most recent fiscal year as follows:


Fund                                                                                             Total capital loss carryovers
Partners Aggressive Growth                                                                                $   593,899
Partners Fundamental Value                                                                                 10,783,099
Partners Growth                                                                                               645,527
Partners Select Value                                                                                      35,108,088


If not offset by subsequent capital gains, capital loss carryovers will expire as follows:


Fund                                   2010              2011             2012              2013             2014
Partners Aggressive Growth         $        --      $        --        $       --        $  593,899       $       --
Partners Fundamental Value             180,117        5,185,330         2,015,696         1,996,447        1,405,509
Partners Growth                             --               --                --           320,705          324,822
Partners Select Value               15,995,507       16,604,151         2,508,430                --               --


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, the net investment income dividends, if paid, which qualified for the corporate deduction were as follows:


                                                                                                      Qualifying portion of
Fund                                                                                             net investment income dividends
Partners Aggressive Growth                                                                                     3.17%
Partners Fundamental Value                                                                                   100.00
Partners Growth                                                                                               19.07
Partners Select Value                                                                                        100.00
Partners Small Cap Core                                                                                        6.07
Partners Small Cap Value                                                                                      33.67
Partners Value                                                                                               100.00


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40   ---   AXP PARTNERS SERIES, INC.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for stock and 90 days for preferreds). For the most recent fiscal year, the QDI for individuals was as follows:


Fund                                                                                                   QDI for individuals
Partners Aggressive Growth                                                                                     3.23%
Partners Fundamental Value                                                                                   100.00
Partners Growth                                                                                               19.00
Partners Select Value                                                                                        100.00
Partners Small Cap Core                                                                                        6.31
Partners Small Cap Value                                                                                      43.71
Partners Value                                                                                               100.00


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by the Fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

--------------------------------------------------------------------------------
41   ---   AXP PARTNERS SERIES, INC.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of the Fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the Fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder when the shares are sold.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services. For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

                                                                    Annual rate at each asset level
Assets (billions)                           Partners         Partners                           Partners
                                           Aggressive       Fundamental        Partners          Select           Partners
                                             Growth            Value            Growth            Value             Value
First     $0.5                                0.890%           0.730%            0.780%           0.780%            0.730%
Next       0.5                                0.865            0.705             0.780            0.755             0.705
Next       1.0                                0.840            0.680             0.755            0.730             0.680
Next       1.0                                0.815            0.655             0.730            0.705             0.655
Next       3.0                                0.790            0.630             0.705            0.680             0.630
Over       6.0                                0.765            0.600             0.680            0.650             0.600

                                                                                               Annual rate at each asset level
Assets (billions)                                                                               Partners          Partners
                                                                                                Small Cap         Small Cap
                                                                                                  Core              Value
First     $0.25                                                                                   0.970%            0.970%
Next       0.25                                                                                   0.945             0.945
Next       0.25                                                                                   0.920             0.920
Next       0.25                                                                                   0.895             0.895
Over       1.00                                                                                   0.870             0.870

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to the following percentage on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


Fund                                                                                                              Daily rate
Partners Aggressive Growth                                                                                          0.890%
Partners Fundamental Value                                                                                          0.718
Partners Growth                                                                                                     0.780
Partners Select Value                                                                                               0.772
Partners Small Cap Core                                                                                             0.970
Partners Small Cap Value                                                                                            0.926
Partners Value                                                                                                      0.730


--------------------------------------------------------------------------------
42   ---   AXP PARTNERS SERIES, INC.

Before the fee based on the asset charge is paid, it is adjusted for the Fund's investment performance relative to the Lipper Indexes (individually "Index") presented in the table below. If the Index ceases to be published for a period of more than 90 days, changes in any material respect, or otherwise becomes impracticable to use for purposes of the adjustment, no adjustment will be made until the Board approves a substitute index. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Index. The Lipper Indexes are as follows:

The Lipper Indexes are as follows:

Fund                                    Lipper Index
Partners Aggressive Growth              Lipper Mid-Cap Growth Funds Index
Partners Fundamental Value              Lipper Large-Cap Value Funds Index
Partners Growth                         Lipper Large-Cap Growth Funds Index
Partners Select Value                   Lipper Multi-Cap Value Funds Index
Partners Small Cap Core                 Lipper Small-Cap Core Funds Index
Partners Small Cap Value                Lipper Small-Cap Value Funds Index
Partners Value                          Lipper Large-Cap Value Funds Index

The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places is determined in accordance with the following table:

Performance
difference        Adjustment rate
0.00%-0.50%       0

0.50%-1.00%       6 basis points times the performance difference over 0.50%
                  (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more     12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

For the most recent fiscal year, the adjustment changed the fee as follows:


Fund                                                                                       Adjustment increased/(decreased) fee by
Partners Aggressive Growth                                                                              $   1,158
Partners Fundamental Value                                                                                 39,947
Partners Growth                                                                                           (31,784)
Partners Select Value                                                                                    (211,710)
Partners Small Cap Core                                                                                    (4,445)
Partners Small Cap Value                                                                                 (576,478)
Partners Value                                                                                            (69,520)


The management fee is paid monthly. Under the agreement, the total amount paid for the following fiscal periods was as follows:


Fund                                                                   2005                2004                 2003
Partners Aggressive Growth                                         $  399,501           $  117,564          $    3,774(a)
Partners Fundamental Value                                          5,556,219            3,377,169           2,055,809
Partners Growth                                                       410,475               79,513               3,368(a)
Partners Select Value                                               5,256,934            2,995,527           1,268,532
Partners Small Cap Core                                             1,560,155            1,108,923             375,456
Partners Small Cap Value                                            9,857,858            7,749,795           5,539,260
Partners Value                                                      3,311,867            2,926,194           1,925,005


(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

--------------------------------------------------------------------------------
43   ---   AXP PARTNERS SERIES, INC.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by AEFC, paid by each Fund for the following fiscal periods were as follows:


Fund                                                                   2005                2004                 2003
Partners Aggressive Growth                                           $ 82,999            $ 18,117            $   1,282(a)
Partners Fundamental Value                                            488,580             210,468              (38,629)
Partners Growth                                                       177,899              24,370                  489(a)
Partners Select Value                                                 423,030             283,570              (42,902)
Partners Small Cap Core                                                 6,490             (76,600)             (50,972)
Partners Small Cap Value                                              788,885             675,289             (136,624)
Partners Value                                                        285,856             202,871               42,263


(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

SUBADVISORY AGREEMENTS

Partners Aggressive Growth

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


American Century: American Century Investment Management, Inc., (American Century) located at 4500 Main Street, Kansas City, Missouri, subadvises a portion of the Fund's assets. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to .50% on the first $100 million, reducing to .38% as assets increase. The total amount paid for Partners Aggressive Growth to American Century was $114,981 for fiscal year 2005, $32,431 for fiscal year 2004 and $1,218 for fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

Turner: Turner Investment Partners, Inc. (Turner) located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, subadvises a portion of the Fund's assets. Turner, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information pursuant to its Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to .55% on the first $100 million, reducing to .38% as assets increase. The total amount paid for Partners Aggressive Growth to Turner was $119,529 for fiscal year 2005, $36,468 for fiscal year 2004 and $1,359 for fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.


Partners Fundamental Value

The assets of the Fund are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

--------------------------------------------------------------------------------
44   ---   AXP PARTNERS SERIES, INC.

AEFC allocates the assets of the Fund to the Subadviser. The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with the Subadviser known as a Subadvisory Agreement. The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


Davis Advisors: Davis Advisors, located at 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, subadvises the Fund's assets. Davis Advisors, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.45% on the first $100 million, reducing to 0.35% as assets increase. The total amount paid for Partners Fundamental Value to Davis Advisors was $2,834,365 for fiscal year 2005, $1,946,906 for fiscal year 2004 and $1,156,584 for fiscal year 2003.


Partners Growth

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


Goldman Sachs: Goldman Sachs Asset Management, L.P. (GSAM), located at 32 Old Slip, New York, New York 10005, subadvises a portion of the Fund's assets. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. GSAM is an affiliate of Goldman Sachs & Co. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.50% on the first $50 million, reducing to 0.30% as assets increase. The total amount paid for Partners Growth to GSAM was $143,448 for fiscal year 2005, $28,129 for fiscal year 2004 and $1,205 for fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, subadvises a portion of the Fund's assets. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.50% on the first $50 million and 0.40% on assets over $50 million. Beginning on July 1, 2006, under the Subadvisory Agreement, AEFC is subject to a minimum annual fee of $350,000, payable to Wellington Management. The total amount paid for Partners Growth to Wellington Management was $21,015 for fiscal period from April 26, 2005 to May 31, 2005.


Former Subadviser:


Eagle: Eagle Asset Management, Inc. a subsidiary of Raymond James Financial, Inc. (Eagle) subadvised a portion of the Fund's assets from fund inception until April 2005. The total amount paid for Partners Growth to Eagle was $139,312 for fiscal period from June 1, 2004 to April 25, 2005, $28,655 for fiscal year 2004 and $1,249 for fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.


Partners Select Value

The assets of the Fund are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

--------------------------------------------------------------------------------
45   ---   AXP PARTNERS SERIES, INC.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with the Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


Gabelli: GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company, located at One Corporate Center, Rye, NY 10580, subadvises the Fund's assets. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Select Value Fund and AXP VP - Partners Select Value Fund that are subject to the Subadviser's investment discretion, is equal to 0.40% on the first $500 million, reducing to 0.30% as assets increase. The total amount paid for Partners Select Value to GAMCO Investors, Inc. was $46,074 for fiscal year 2005, $1,642,235 for fiscal year 2004 and $626,588 for fiscal year 2003.


Partners Small Cap Core

The assets of the Fund are managed by three Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


American Century: American Century Investment Management, Inc., (American Century) located at 4500 Main Street, Kansas City, Missouri, subadvises a portion of the Fund's assets. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Core Fund and AXP Discovery Fund that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $25 million, reducing to 0.55% as assets increase. The total amount paid for Partners Small Cap Core to American Century was $302,079 for fiscal year 2005, and $90,891 for fiscal period from Dec. 22, 2003 to May 31, 2004.

Lord Abbett: Lord, Abbett and Co. LLC, located at 90 Hudson Street, Jersey City, New Jersey, subadvises a portion of the Fund's assets. Lord Abbett, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Core Fund and AXP Discovery Fund that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $100 million, reducing to 0.55% as assets increase. The total amount paid for Partners Small Cap Core to Lord, Abbett and Co. LLC was $278,497 for fiscal year 2005, and $93,666 for fiscal period from Dec. 22, 2003 to May 31, 2004.


Wellington Management: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts, subadvises a portion of the Fund's assets. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.60%, subject to possible adjustment under the terms of a performance incentive adjustment between AEFC and Wellington Management. The Investment Subadvisory Agreement with Wellington Management provides for a performance incentive adjustment to Wellington Management's monthly subadvisory fee. The adjustment for Wellington Management is based on the performance of both that portion of the Fund allocated to Wellington Management and the Russell 2000(R) Index (Index). The performance of the Fund and the Index will be calculated using the same method as described above for the performance incentive adjustment paid to AEFC under the terms of the Investment Management Services Agreement. To help assure that incentive adjustments are attributable to Wellington Management's management rather than random fluctuations, upward adjustments to Wellington Management's fee will

--------------------------------------------------------------------------------
46   ---   AXP PARTNERS SERIES, INC.

be made only if its performance exceeds a threshold percentage above the performance of the Index, and downward adjustments will be made if Wellington Management's performance falls below the threshold percentage. The performance incentive adjustment will be phased in over a three-year period. Thereafter, the maximum increase or decrease will be 0.10% of the average daily net assets allocated to Wellington Management. The first adjustment covered the 12-month period ending April 1, 2003. The comparison period will increase by one month each month until it reaches 36 months. Thereafter, the 36-month comparison period will roll over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed. The total amount paid for Partners Small Cap Core to Wellington Management was $388,922 for fiscal year 2005, $339,459 for fiscal year 2004 and $99,787 for fiscal year 2003.


Former Subadviser: Pilgrim Baxter & Associates, Ltd. subadvised a portion of the Fund's assets from fund inception to December 2003. The total amount paid for Partners Small Cap Core to Pilgrim Baxter & Associates, Ltd. was $98,829 for fiscal year 2003.

Partners Small Cap Value

The assets of the Fund are managed by five Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


GSAM: Goldman Sachs Asset Management, L.P. (GSAM), located at 32 Old Slip, New York, New York, subadvises a portion of the Fund's assets. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is an affiliate of Goldman, Sachs & Co. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Value Fund and AXP VP - Partners Small Cap Value Fund that are subject to the Subadviser's investment discretion, is equal to 0.60% on the first $100 million, reducing to 0.55% as assets increase. The total amount paid for Partners Small Cap Value to GSAM was $1,599,715 for fiscal year 2005, and $883,316 for fiscal period from Aug. 11, 2003 to May 31, 2004.

Royce: Royce & Associates, LLC (Royce), located at 1414 Avenue of the Americas, New York, New York, subadvises a portion of the Fund's assets. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Value Fund and AXP VP - Partners Small Cap Value Fund that are subject to the Subadviser's investment discretion, is equal to 0.80% on the first $100 million, reducing to 0.60% as assets increase. The total amount paid for Partners Small Cap Value to Royce was $2,287,184 for fiscal year 2005, $3,103,451 for fiscal year 2004 and $2,373,829 for fiscal year 2003.

Franklin Portfolio: Franklin Portfolio Associates LLC (Franklin Portfolio), located at One Boston Place, 29th Floor, Boston, Massachusetts, subadvises a portion of the Fund's assets. Franklin Portfolio, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation, located at One Mellon Center, Pittsburgh, Pennsylvania. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Value Fund and AXP VP - Partners Small Cap Value Fund that are subject to the Subadviser's investment discretion, is equal to 0.60% on the first $100 million reducing to 0.55% as assets increase. The total amount paid for Partners Small Cap Value to Franklin Portfolio was $957,263 for fiscal year 2005, and $134,324 for fiscal period from March 15, 2004 to May 31, 2004.


--------------------------------------------------------------------------------
47   ---   AXP PARTNERS SERIES, INC.

Barrow, Hanley: Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas, subadvises a portion of the Fund's assets. Barrow, Hanley, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Value Fund and AXP VP - Partners Small Cap Value Fund that are subject to the Subadviser's investment discretion, is equal to 1.00% on the first $10 million reducing to 0.30% as assets increase. The total amount paid for Partners Small Cap Value to Barrow, Hanley was $823,441 for fiscal year 2005, and $126,801 for fiscal period from March 15, 2004 to May 31, 2004.

Donald Smith: Donald Smith & Co., Inc. (Donald Smith), located at 152 West 57th Street, 22nd Floor, New York, New York, subadvises a portion of the Fund's assets. Donald Smith, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on the combined average daily net assets of the AXP Partners Small Cap Value Fund and AXP VP - Partners Small Cap Value Fund that are subject to the Subadviser's investment discretion, is equal to 0.60% on the first $175 million reducing to 0.55% as assets increase. The total amount paid for Partners Small Cap Value to Donald Smith was $992,659 for fiscal year 2005, and $130,862 for fiscal period from March 15, 2004 to May 31, 2004.


Former Subadvisers: National City Investment Co. subadvised a portion of the Fund's assets from Aug. 1, 2002 to Aug. 10, 2003. The total amount paid for Partners Small Cap Value to National City Investment Co. was $124,993 for fiscal year 2003. Third Avenue Management LLC subadvised a portion of the Fund's assets from fund inception to March 2004. The total amount paid for Partners Small Cap Value to Third Avenue Management LLC was $1,087,918 for fiscal year 2004 and $947,437 for fiscal year 2003.

Partners Value

The assets of the Fund are managed by a Subadviser selected by AEFC, subject to the review and approval of the board. AEFC recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and AEFC does not expect to make frequent changes of subadvisers.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with the Subadviser known as a Subadvisory Agreement. The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.


Lord Abbett: Lord, Abbett and Co. LLC, located at 90 Hudson Street, Jersey City, New Jersey, subadvises the Fund's assets. Lord Abbett, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.35% on the first $200 million, reducing to 0.25% as assets increase. The total amount paid for Partners Value to Lord, Abbett and Co. LLC was $1,389,323 for fiscal year 2005, $1,251,762 for fiscal year 2004 and $878,954 for fiscal year 2003.


--------------------------------------------------------------------------------
48   ---   AXP PARTNERS SERIES, INC.

Portfolio Managers

The following table provides information about the funds' portfolio managers at May 31, 2005.


                                                            Other Accounts Managed
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Portfolio Manager                        Number and   Total net       Ownership     Potential    Structure
                                                          type of      assets,         of Fund       Conflicts    of
                                                          account      excluding the   Shares        of Interest  Compensation
                                                                       fund
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
Partners         Christopher K. McHugh (Turner)           18 Other     Approximately   None          (1)          (2)
Aggressive                                                registered   $2.2 billion
Growth                                                    investment
                                                          companies

                                                          30 Other     Approximately
                                                          pooled       $640 million
                                                          investment
                                                          vehicles

                                                          59 Other     Approximately
                                                          accounts     $3.1 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Robert E. Turner                         27 Other     Approximately   None          (1)          (2)
                 (Turner)                                 registered   $3.6 billion
                                                          investment
                                                          companies

                                                          40 Other     Approximately
                                                          pooled       $1.6 billion
                                                          investment
                                                          vehicles

                                                          88 Other     Approximately
                                                          accounts     $5.2 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 William C. McVail                        17 Other     Approximately   None          (1)          (2)
                 (Turner)                                 registered   $2.6 billion
                                                          investment
                                                          companies

                                                          24 Other     Approximately
                                                          pooled       $504 million
                                                          investment
                                                          vehicles

                                                          65 Other     Approximately
                                                          accounts     $3.3 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Glenn A. Fogle                           5 Other      Approximately   None          (3)          (4)
                 (American Century)                       registered   $5.584 billion
                                                          investment
                                                          companies

                                                          0 Other      $0
                                                          pooled
                                                          investment
                                                          vehicles

                                                          1 Other      Approximately
                                                          account      $27.823
                                                                       million
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 David M. Hollond                         5 Other      Approximately   None          (3)          (4)
                 (American Century)                       registered   $5.584 billion
                                                          investment
                                                          companies

                                                          0 Other      $0
                                                          pooled
                                                          investment
                                                          vehicles

                                                          1 Other      Approximately
                                                          account      $27.823
                                                                       million
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------


--------------------------------------------------------------------------------
49  ---  AXP PARTNERS SERIES, INC.

                                                            Other Accounts Managed
--------------- ----------------------------------------- ------------ --------------- ------------- ------------ -------------
                Portfolio Manager                         Number and   Total net       Ownership     Potential    Structure
                                                          type of      assets,         of Fund       Conflicts    of
                                                          account      excluding the   Shares        of Interest  Compensation
                                                                       fund
--------------- ----------------------------------------- ------------ --------------- ------------- ------------ -------------
                Christopher C. Davis                      23 Other     Approximately   None*         (5)          (6)
                (Davis)                                   registered   $48 billion
                                                          investment
                                                          companies

                                                          6 Other      Approximately
                                                          pooled       $853 million
                                                          investment
                                                          vehicles

                                                          30 thousand  Approximately
                                                          Other        $9.9 billion
                                                          accounts
                                                          (primarily
                                                          managed
                                                          money/wrap
                                                          accounts)
--------------- ----------------------------------------- ------------ --------------- ------------- ------------ -------------
                Kenneth C. Feinberg                       21 Other     Approximately   None*         (5)          (6)
                (Davis)                                   registered   $48 billion
                                                          investment
                                                          companies

                                                          6 Other      Approximately
                                                          pooled       $853 million
                                                          investment
                                                          vehicles

                                                          30 thousand  Approximately
                                                          Other        $9.9 billion
                                                          accounts
                                                          (primarily
                                                          managed
                                                          money/wrap
                                                          accounts)
--------------- ----------------------------------------- ------------ --------------- ------------- ------------ -------------
Partners        Herbert E. Ehlers                         49 Other     Approximately   None          (7)          (8)
Growth          (GSAM)                                    registered   $10.7 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
--------------- ----------------------------------------- ------------ --------------- ------------- ------------ -------------
                Gregory H. Ekizian                        49 Other     Approximately   None          (7)          (8)
                (GSAM)                                    registered   $10.7 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
--------------- ----------------------------------------- ------------ --------------- ------------- ------------ -------------


--------------------------------------------------------------------------------
50  ---  AXP PARTNERS SERIES, INC.

                                                             Other Accounts Managed
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Portfolio Manager                        Number and   Total net       Ownership     Potential    Structure
                                                          type of      assets,         of Fund       Conflicts    of
                                                          account      excluding the   Shares        of Interest  Compensation
                                                                       fund
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
Partners         David G. Shell                           49 Other     Approximately   None          (7)          (8)
Growth           (GSAM)                                   registered   $10.7 billion
(continued)                                               investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Steven M. Barry                          49 Other     Approximately   None          (7)          (8)
                 (GSAM)                                   registered   $10.7 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Kenneth T. Berents                       49 Other     Approximately   None          (7)          (8)
                 (GSAM)                                   registered   $10.7 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Andrew F. Pyne                           49 Other     Approximately   None          (7)          (8)
                 (GSAM)                                   registered   $10.7 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Scott Kolar                              49 Other     Approximately   None          (7)          (8)
                 (GSAM)                                   registered   $10.7 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $94.0 million
                                                          investment
                                                          vehicle

                                                          542 Other    Approximately
                                                          accounts     $18.0 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------


--------------------------------------------------------------------------------
51  ---  AXP PARTNERS SERIES, INC.

                                                            Other Accounts Managed
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                Portfolio Manager                       Number and      Total net       Ownership    Potential    Structure
                                                        type of         assets,         of Fund      Conflicts    of
                                                        account         excluding the   Shares       of Interest  Compensation
                                                                        fund
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
Partners        Prashant R. Khemka                      49 Other        Approximately   None         (7)          (8)
Growth          (GSAM)                                  registered      $10.7 billion
(continued)                                             investment
                                                        companies

                                                        1 Other         Approximately
                                                        pooled          $94.0 million
                                                        investment
                                                        vehicle

                                                        542 Other       Approximately
                                                        accounts        $18.0 billion
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                John A. Boselli                         9 Other         Approximately   None         (9)          (10)
                (Wellington)                            registered      $2,709.4
                                                        investment      million
                                                        companies

                                                        7 Other         Approximately
                                                        pooled          $846.7 million
                                                        investment
                                                        vehicles

                                                        33 Other        Approximately
                                                        accounts        $5,232.5
                                                        (includes 1     million
                                                        account with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $296.4
                                                        million in
                                                        total assets)
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                Andrew J. Shilling (Wellington)         9 Other         Approximately   None         (9)          (10)
                                                        registered      $2,709.4
                                                        investment      million
                                                        companies

                                                        7 Other         Approximately
                                                        pooled          $846.7 million
                                                        investment
                                                        vehicles

                                                        47 Other        Approximately
                                                        accounts        $5,236.2
                                                        (includes 1     million
                                                        account with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $296.4
                                                        million in
                                                        total assets)
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------


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52  ---  AXP PARTNERS SERIES, INC.

                                                           Other Accounts Managed
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                Portfolio Manager                       Number and      Total net       Ownership    Potential    Structure
                                                        type of         assets,         of Fund      Conflicts    of
                                                        account         excluding the   Shares       of Interest  Compensation
                                                                        fund
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
Partners        Mario Gabelli (GAMCO)                   24 Other        Approximately   None         (11)         (12)
Select                                                  registered      $11.9
Value                                                   investment      billion**
                                                        companies
                                                        (includes 1
                                                        account with
                                                        advisory
                                                        fee based on
                                                        performance
                                                        with
                                                        approximately
                                                        $912.5 million
                                                        in total
                                                        assets**)

                                                        14 Other        Approximately
                                                        pooled          $707.7
                                                        investment      million**
                                                        vehicles (all
                                                        14 accounts
                                                        are managed
                                                        with advisory
                                                        fee based on
                                                        performance)

                                                        1,747 Other     Approximately
                                                        accounts        $9.9 billion
                                                        (includes 3
                                                        accounts with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $1.2 billion
                                                        in
                                                        total assets)
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
Partners        Thomas P. Vaiana                        13 Other        Approximately   None         (3)          (4)
Small Cap       (American Century)                      registered      $8.720 billion
Core                                                    investment
                                                        companies

                                                        0 Other         $0
                                                        pooled
                                                        investment
                                                        vehicles

                                                        2 Other         Approximately
                                                        accounts        $229 million
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                William Martin                          14 Other        Approximately   None         (3)          (4)
                (American Century)                      registered      $9.276 billion
                                                        investment
                                                        companies

                                                        0 Other         $0
                                                        pooled
                                                        investment
                                                        vehicles

                                                        2 Other         Approximately
                                                        accounts        $229 million
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------


--------------------------------------------------------------------------------
53  ---  AXP PARTNERS SERIES, INC.

                                                           Other Accounts Managed
--------------- --------------------------------------- --------------- -------------- ------------- ------------ -------------
                Portfolio Manager                       Number and      Total net      Ownership     Potential    Structure
                                                        type of         assets,        of Fund       Conflicts    of
                                                        account         excluding      Shares        of Interest  Compensation
                                                                        the fund
--------------- --------------------------------------- --------------- -------------- ------------- ------------ -------------
Partners        Wilhelmine von Turk (American Century)  5 Other         Approximately  None          (3)          (4)
Small Cap                                               registered      $2.123
Core                                                    investment      billion
(continued)                                             companies

                                                        0 Other         $0
                                                        pooled
                                                        investment
                                                        vehicles

                                                        2 Other         Approximately
                                                        accounts        $229 million
--------------- --------------------------------------- --------------- -------------- ------------- ------------ -------------
                Michael T. Smith                        4 Other         Approximately  None          (13)         (14)
                (Lord Abbett)                           registered      $825.2
                                                        Investment      million
                                                        Company

                                                        0 Other         $0
                                                        pooled
                                                        investment
                                                        vehicles

                                                        7 Other         Approximately
                                                        accounts        $534.6
                                                                        million
--------------- --------------------------------------- --------------- -------------- ------------- ------------ -------------
                Kenneth L. Abrams (Wellington)          4 Other         Approximately  $500,001-     (9)          (10)
                                                        registered      $1,640.9       $1,000,000
                                                        investment      million
                                                        companies
                                                        (includes 2
                                                        accounts with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $1,437.4
                                                        million in
                                                        total assets)

                                                        3 Other         Approximately
                                                        pooled          $787.6
                                                        investment      million
                                                        vehicles

                                                        23 Other        Approximately
                                                        accounts        $1,846.3
                                                        (includes 1     million
                                                        account with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $283.7
                                                        million in
                                                        total assets)
--------------- --------------------------------------- --------------- -------------- ------------- ------------ -------------


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54  ---  AXP PARTNERS SERIES, INC.

                                                           Other Accounts Managed
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                Portfolio Manager                       Number and      Total net       Ownership    Potential    Structure
                                                        type of         assets,         of Fund      Conflicts    of
                                                        account         excluding the   Shares       of Interest  Compensation
                                                                        fund
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
Partners        Daniel J. Fitzpatric (Wellington)       4 Other         Approximately   None         (9)          (10)
Small Cap                                               registered      $1,640.9
Core                                                    investment      million
(continued)                                             companies
                                                        (includes 2
                                                        accounts with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $1,437.4
                                                        million in
                                                        total assets)

                                                        3 Other         Approximately
                                                        pooled          $787.6 million
                                                        investment
                                                        vehicles

                                                        16 Other        Approximately
                                                        accounts        $1,830.2
                                                        (includes 1     million
                                                        account with
                                                        advisory fee
                                                        based on
                                                        performance
                                                        with
                                                        approximately
                                                        $283.7
                                                        million in
                                                        total assets)
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
Partners        Jay S. Kaplan                           6 Other         Approximately   None         (15)         (16)
Small Cap       (Royce)                                 registered      $7 billion
Value                                                   investment
                                                        companies

                                                        0 Other         $0
                                                        pooled
                                                        investment
                                                        vehicles

                                                        0 Other         $0
                                                        accounts
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                Eileen Rominger                         20 Other        Approximately   None         (17)         (18)
                (GSAM)                                  registered      $11.1 billion
                                                        investment
                                                        companies

                                                        2 Other         Approximately
                                                        pooled          $31 million
                                                        investment
                                                        vehicles

                                                        280 Other       Approximately
                                                        accounts        $5.41 billion
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------
                Chip Otness                             20 Other        Approximately   None         (17)         (18)
                (GSAM)                                  registered      $2.83 billion
                                                        investment
                                                        companies

                                                        2 other         Approximately
                                                        pooled          $31 million
                                                        investment
                                                        vehicles

                                                        6 Other         Approximately
                                                        accounts        $634 million
--------------- --------------------------------------- --------------- --------------- ------------ ------------ -------------


--------------------------------------------------------------------------------
55  ---  AXP PARTNERS SERIES, INC.

                                                            Other Accounts Managed
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Portfolio Manager                        Number and   Total net       Ownership     Potential    Structure
                                                          type of      assets,         of Fund       Conflicts    of
                                                          account      excluding the   Shares        of Interest  Compensation
                                                                       fund
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
Partners         J. Kelly Flynn                           20 Other     Approximately   None          (17)         (18)
Small Cap        (GSAM)                                   registered   $2.83 billion
Value                                                     Investment
(continued)                                               companies

                                                          2 Other      Approximately
                                                          pooled       $31 million
                                                          investment
                                                          vehicles

                                                          6 Other      Approximately
                                                          accounts     $634 million
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Dolores Bamford                          20 Other     Approximately   None          (17)         (18)
                 (GSAM)                                   registered   $11.1 billion
                                                          investment
                                                          companies

                                                          2 Other      Approximately
                                                          pooled       $31 million
                                                          investment
                                                          vehicles

                                                          280 Other    Approximately
                                                          accounts     $5.41 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 David Berdon                             20 Other     Approximately   None          (17)         (18)
                 (GSAM)                                   registered   $11.1 billion
                                                          investment
                                                          companies

                                                          2 Other      Approximately
                                                          pooled       $31 million
                                                          investment
                                                          vehicles

                                                          280 Other    Approximately
                                                          accounts     $5.41 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Lisa Parisi                              20 Other     Approximately   None          (17)         (18)
                 (GSAM)                                   registered   $11.1 billion
                                                          investment
                                                          companies

                                                          2 Other      Approximately
                                                          pooled       $31 million
                                                          investment
                                                          vehicles

                                                          280 Other    Approximately
                                                          accounts     $5.41 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Donald G. Smith                          2 Other      Approximately   None          (19)         (20)
                 (Donald Smith)                           registered   $0.768 billion
                                                          investment
                                                          companies

                                                          1 Other      Approximately
                                                          pooled       $0.171 billion
                                                          investment
                                                          vehicle

                                                          23 Other     Approximately
                                                          accounts     $1.807 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------


--------------------------------------------------------------------------------
56  ---  AXP PARTNERS SERIES, INC.

                                                            Other Accounts Managed
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Portfolio Manager                        Number and   Total net       Ownership     Potential    Structure
                                                          type of      assets,         of Fund       Conflicts    of
                                                          account      excluding the   Shares        of Interest  Compensation
                                                                       fund
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
Partners         Richard L. Greenberg                     2 Other      Approximately   None          (19)         (20)
Small Cap        (Donald Smith)                           registered   $0.768 billion
Value                                                     investment
(continued)                                               companies

                                                          1 Other      Approximately
                                                          pooled       $0.171 billion
                                                          investment
                                                          vehicle

                                                          23 Other     Approximately
                                                          accounts     $1.807 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 John S. Cone                             6 Other      Approximately   None          (21)         (22)
                 (Franklin)                               registered   $13.5 billion
                                                          investment
                                                          companies
                                                          (with 14
                                                          total
                                                          portfolios)

                                                          4 Other      Approximately
                                                          pooled       $0.7 billion
                                                          investment
                                                          vehicles

                                                          82 other     Approximately
                                                          accounts     $14.3 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Michael F. Dunn                          6 Other      Approximately   None          (21)         (22)
                 (Franklin)                               registered   $13.5 billion
                                                          investment
                                                          companies
                                                          (with 14
                                                          total
                                                          portfolios)

                                                          4 Other      Approximately
                                                          pooled       $0.7 billion
                                                          investment
                                                          vehicles

                                                          82 Other     Approximately
                                                          accounts     $14.3 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Oliver E. Buckley                        6 Other      Approximately   None          (21)         (22)
                 (Franklin)                               registered   $13.5 billion
                                                          investment
                                                          companies
                                                          (with 14
                                                          total
                                                          portfolios)

                                                          4 Other      Approximately
                                                          pooled       $0.7 billion
                                                          investment
                                                          vehicles

                                                          82 other     Approximately
                                                          accounts     $14.3 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------
                 Kristin J. Crawford                      6 Other      Approximately   None          (21)         (22)
                 (Franklin)                               registered   $13.5 billion
                                                          investment
                                                          companies
                                                          (with 14
                                                          total
                                                          portfolios)

                                                          4 Other      Approximately
                                                          pooled       $0.7 billion
                                                          investment
                                                          vehicles

                                                          82 Other     Approximately
                                                          accounts     $14.3 billion
---------------- ---------------------------------------- ------------ --------------- ------------- ------------ -------------


--------------------------------------------------------------------------------
57  ---  AXP PARTNERS SERIES, INC.

                                                            Other Accounts Managed
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------
                 Portfolio Manager                       Number and     Total net      Ownership     Potential    Structure
                                                         type of        assets,        of Fund       Conflicts    of
                                                         account        excluding      Shares        of Interest  Compensation
                                                                        the fund
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------
Partners         Langton Garvin                          6 Other        Approximately  None          (21)         (22)
Small Cap        (Franklin)                              registered     $13.5 billion
Value                                                    investment
(continued)                                              companies
                                                         (with 14
                                                         total
                                                         portfolios)

                                                         4 Other        Approximately
                                                         pooled         $0.7 billion
                                                         investment
                                                         vehicles

                                                         82 Other       Approximately
                                                         accounts       $14.3 billion
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------
                 James S. McClure                        3 Other        Approximately  None          (23)         (24)
                 (Barrow, Hanley)                        registered     $392 million
                                                         investment
                                                         companies

                                                         0 Other        $0
                                                         pooled
                                                         investment
                                                         vehicles

                                                         16 Other       Approximately
                                                         accounts       $569.8
                                                                         million
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------
                 John P. Harloe                          3 Other        Approximately  None          (23)         (24)
                 (Barrow, Hanley)                        registered     $392 million
                                                         investment
                                                         companies

                                                         0 Other        $0
                                                         pooled
                                                         investment
                                                         vehicles

                                                         16 Other       Approximately
                                                         accounts       $569.8
                                                                         million
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------
Partners         Eli M. Salzmann                         14 Other       Approximately  None          (13)         (14)
Value            (Lord Abbett)                           registered     $23,867.2
                                                         investment     million
                                                         companies

                                                         11 Other       Approximately
                                                         pooled         $756.2
                                                         investment     million
                                                         vehicles

                                                         53,962 Other   Approximately
                                                         accounts***    $18,554.4
                                                                        million***
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------
                 Sholom Dinsky                           12 Other       Approximately  None          (13)         (14)
                 (Lord Abbett)                           registered     $23,786.2
                                                         investment     million
                                                         companies

                                                         11 Other       Approximately
                                                         pooled         $756.2
                                                         investment     million
                                                         vehicles

                                                         53,962 Other   Approximately
                                                         accounts***    $18,554.4
                                                                        million***
---------------- --------------------------------------- -------------- -------------- ------------- ------------ -------------


--------------------------------------------------------------------------------
58   ---   AXP PARTNERS SERIES, INC.

  * Neither Christopher Davis nor Kenneth Feinberg own any shares of AXP Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds which are managed in a similar style.

 ** Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts may contain additional assets under the primary responsibility of other portfolio managers.

*** Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; such account totals approximately $205.7 million in assets.

(1) As is typical for many money managers, potential conflicts of interest may arise related to (a) Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, (b) the use of soft dollars and other brokerage practices, (c) the voting of proxies, (d) employee personal securities trading, (e) the side by side management of accounts with performance based fees and (f) accounts with fixed fees, and relating to a variety of other circumstances. In all cases, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(2) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentives to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional's compensation. The CIO is also responsible for identifying investment professionals who should be considered for equity ownership on an annual basis.

(3) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

     Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


--------------------------------------------------------------------------------
59   ---   AXP PARTNERS SERIES, INC.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(4) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     Base Salary

     Portfolio managers receive base pay in the form of a fixed annual salary.

     Bonus

     A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the AXP Partners Small Cap Core Fund. In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the AXP Partners Aggressive Growth Fund.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

     Restricted Stock Plans

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

     Deferred Compensation Plans

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


--------------------------------------------------------------------------------
60   ---   AXP PARTNERS SERIES, INC.

(5) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

     o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

     o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

     o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(6)  Kenneth Feinberg's compensation as a Davis Advisors employee consists of
     (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

     Christopher Davis's annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(7) GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than AXP Partners Growth Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

     Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.


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(8)  GSAM and the GSAM Growth team's (the Growth Team) compensation package for its Portfolio Managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures performance on a market cycle basis, which typically measures a three-to-seven year period, rather than being focusing on short-term gains in their strategies or short-term contributions from a Portfolio Manager in any given year.

     The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other Portfolio Managers within the research process. Benchmarks for measuring performance can be either broad-based or narrow-based indices, which will vary based on client expectations. The benchmark for the AXP Partners Growth Fund is the Russell 1000 Growth Index.

     The Growth Team also considers each Portfolio Manager's individual performance, his or her contribution to the overall performance of the strategy long term, and his/her ability to work as a member of the Team.

     GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co., and anticipated compensation levels among competitor firms.

     Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all Portfolio Managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs's overall financial performance.

(9) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant fund. The Investment Professionals make investment decisions for the relevant fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the relevant fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of initial public offerings, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.


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(10) Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals primarily responsible for the day-to-day management of the Fund includes a base salary and incentive components. The base salary for each investment professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the fund is linked to the gross pre-tax performance of the fund compared to the benchmark or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan. Messrs. Abrams, Boselli and Shilling are partners of the firm.

(11) Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

     Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

     Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the GAMCO Investors, Inc. (GAMCO) and its affiliates. GAMCO does business under the name Gabelli Asset Management Company.

     Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts, which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

     Selection of Broker/Dealers. Because of the portfolio manager's position with Gabelli & Company, Inc., an affiliate of GAMCO that is a registered broker-dealer, and his indirect majority ownership interest in Gabelli & Company, Inc., he may have an incentive to use Gabelli & Company, Inc. to execute portfolio transactions for the Fund even if using Gabelli & Company, Inc. is not in the best interest of the fund.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of GAMCO's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which GAMCO or its affiliates have investment interests. In Mr. Gabelli's case, GAMCO's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with nonperformance based accounts. In addition, he has investment interests in several of the funds managed by GAMCO and its affiliates. GAMCO and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for GAMCO and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.


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(12) Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by GAMCO for managing AXP Partners Select Value Fund. Net revenues are determined by deducting from gross investment management fees paid by the Fund the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby GAMCO will receive only its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by GAMCO for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the GAMCO parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

(13) To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of AXP Partners Small Cap Core Fund and AXP Partners Value Fund and the investments of other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of AXP Partners Small Cap Core Fund and AXP Partners Value Fund and the investments of other accounts.

(14) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, the funds' size and cash flows, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment to a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


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(15) The fact that Mr. Kaplan has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, Mr. Kaplan may have an opportunity to purchase securities of limited availability. In this circumstance, Mr. Kaplan is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. Mr. Kaplan may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, Mr. Kaplan will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by Mr. Kaplan on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rata portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

(16) Mr. Kaplan receives from Royce a base salary, a performance bonus, a "Partners Pool" participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Mr. Kaplan's compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses.

     Base Salary -- Mr. Kaplan is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of Mr. Kaplan's experience and responsibilities.

     Performance Bonus -- Mr. Kaplan receives a quarterly performance bonus that is revenue-based, and therefore in part is based on the value of the accounts' net assets, determined with reference to each of the registered investment company accounts he manages. For Mr. Kaplan, the revenue-based performance bonus applicable to the registered investment company accounts he manages is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes.

     Payment of the performance bonus may be deferred as described below, and any amounts deferred are forfeitable, if a portfolio manager is terminated by Royce with or without cause or resigns. The amount of the deferred performance bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce registered investment company accounts selected by the portfolio manager at the beginning of the deferral period. The amount deferred will depend on the portfolio manager's total direct, indirect beneficial, and deferred unvested bonus investments in the Royce registered investment company account for which he is receiving portfolio management compensation.

     "Partners Pool" -- Each portfolio manager, as well as other senior firm employees, participates in a quarterly pool relating to Royce's net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the portfolio manager is terminated with or without cause or resigns, and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.

     Benefit Package -- Each portfolio manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a small portion of a portfolio manager's overall compensation.

(17) GSAM's Portfolio Managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than AXP Partners Small Cap Value Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.


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     Due to GSAM's internal policies, GSAM's portfolio managers are generally prohibited from purchasing shares of sub-advised Funds for which they have primary responsibility.

(18) GSAM and the GSAM Value Team's (the Value Team) compensation package for its Portfolio Managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

     The performance bonus is significantly influenced by a 3-year period of investment performance. The following criteria are considered:

     o     Individual performance (relative, absolute)

     o     Team Performance (relative, absolute)

     o     Consistent performance that aligns with clients' objectives

     o     Achievement of top rankings (relative and competitive)

     The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3-year basis.

     Other Compensation. GSAM offers a number of additional benefits/deferred compensation programs for all Portfolio Managers including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(19) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

     Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

     Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(20) The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(21) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by AXP Partners Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

     FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


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66   ---   AXP PARTNERS SERIES, INC.

(22) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

     FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(23) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.

     BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.

(24) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.


--------------------------------------------------------------------------------
67   ---   AXP PARTNERS SERIES, INC.

ADMINISTRATIVE SERVICES AGREEMENT

Each Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

                                                                    Annual rate at each asset level
                                             Partners         Partners                           Partners
                                            Aggressive       Fundamental        Partners          Select           Partners
Assets (billions)                             Growth            Value            Growth            Value             Value
First    $0.50                                0.060%            0.060%           0.060%            0.060%            0.060%
Next      0.50                                0.055             0.055            0.060             0.055             0.055
Next      1.00                                0.050             0.050            0.055             0.050             0.050
Next      1.00                                0.045             0.045            0.050             0.045             0.045
Next      3.00                                0.040             0.040            0.045             0.040             0.040
Over      6.00                                0.035             0.035            0.040             0.035             0.035

                                                                                               Annual rate at each asset level
                                                                                                 Partners          Partners
                                                                                                 Small Cap         Small Cap
Assets (billions)                                                                                  Core              Value
First    $0.25                                                                                     0.080%            0.080%
Next      0.25                                                                                     0.075             0.075
Next      0.25                                                                                     0.070             0.070
Next      0.25                                                                                     0.065             0.065
Over      1.00                                                                                     0.060             0.060

On the last day of the most recent fiscal year, the daily rate applied to each of the Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


Fund                                                                                                              Daily rate
Partners Aggressive Growth                                                                                           0.060%
Partners Fundamental Value                                                                                           0.058
Partners Growth                                                                                                      0.060
Partners Select Value                                                                                                0.058
Partners Small Cap Core                                                                                              0.080
Partners Small Cap Value                                                                                             0.071
Partners Value                                                                                                       0.060


The following fees were paid under the agreement for the three most recent fiscal periods.


Fund                                                                              2005             2004              2003
Partners Aggressive Growth                                                     $ 24,630          $  7,449         $    254(a)
Partners Fundamental Value                                                      458,121           271,928          168,023
Partners Growth                                                                  31,978             6,428              259(a)
Partners Select Value                                                           427,460           240,301           94,457
Partners Small Cap Core                                                         129,820            88,061           32,020
Partners Small Cap Value                                                        824,914           676,121          470,468
Partners Value                                                                  285,752           228,212          161,752


(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

--------------------------------------------------------------------------------
68   ---   AXP PARTNERS SERIES, INC.

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC) located at 70100 AXP Financial Center, Minneapolis, MN 55474. This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year, for Class I is $1.00 per year and for Class Y is $17.50 per year.

In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. located at 200 AXP Financial Center, Minneapolis, MN 55474, is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges and the amount retained after paying commissions to personal financial advisors, and other expenses were as follows:


                                        2005                               2004                               2003
                                  Sales        Amount                Sales        Amount                Sales        Amount
                                 charges     retained by            charges     retained by            charges     retained by
Fund                            collected  the Distributor         collected  the Distributor         collected  the Distributor
Partners Aggressive Growth    $  165,878     $   72,142          $  131,508     $   50,690          $    2,319(a)   $ 19,790(a)
Partners Fundamental Value     2,807,456      1,018,799           2,069,259        633,428           1,337,752       251,037
Partners Growth                  108,453         42,738              87,619         18,759               5,351(a)    (18,864)(a)
Partners Select Value          1,622,013        570,709           2,473,422        668,150           1,230,319        56,873
Partners Small Cap Core          521,747        185,766             687,100        199,371             317,549         9,860
Partners Small Cap Value       2,761,449      1,027,972           3,415,712      1,093,404           2,827,168       579,029
Partners Value                   826,767        238,721           1,098,734        257,673             980,177       138,732


(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

--------------------------------------------------------------------------------
69   ---   AXP PARTNERS SERIES, INC.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, each Fund paid the following fees:


                                                                                       Class of shares
Fund                                                                   Class A             Class B              Class C
Partners Aggressive Growth                                          $   53,023           $   48,357            $  3,331
Partners Fundamental Value                                           1,207,593            2,384,944             146,962
Partners Growth                                                         41,230               53,576               2,998
Partners Select Value                                                1,225,074            1,930,026             115,118
Partners Small Cap Core                                                272,058              431,058              38,537
Partners Small Cap Value                                             1,851,124            3,558,599             222,997
Partners Value                                                         678,394            1,516,583              96,685


The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

--------------------------------------------------------------------------------
70   ---   AXP PARTNERS SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                              Date of             Form of          State of     Fiscal
Fund                                                       organization        organization      organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                4/7/86     Business Trust(2)          MA        6/30
   AXP(R) California Tax-Exempt Fund                                                                                           No

AXP(R) Dimensions Series, Inc.                          2/20/68, 6/13/86(1)     Corporation          NV/MN        7/31
   AXP(R) New Dimensions Fund                                                                                                 Yes

AXP(R) Discovery Series, Inc.                           4/29/81, 6/13/86(1)     Corporation          NV/MN        7/31
   AXP(R) Core Bond Fund                                                                                                      Yes
   AXP(R) Discovery Fund                                                                                                      Yes
   AXP(R) Income Opportunities Fund                                                                                           Yes
   AXP(R) Inflation Protected Securities Fund                                                                                  No
   AXP(R) Limited Duration Bond Fund                                                                                          Yes

AXP(R) Equity Series, Inc.                              3/18/57, 6/13/86(1)     Corporation          NV/MN       11/30
   AXP(R) Equity Select Fund                                                                                                  Yes

AXP(R) Fixed Income Series, Inc.                        6/27/74, 6/31/86(1)     Corporation          NV/MN        8/31
   AXP(R) Diversified Bond Fund(3)                                                                                            Yes

AXP(R) Global Series, Inc.                                      10/28/88        Corporation             MN       10/31
   AXP(R) Global Bond Fund                                                                                                     No
   AXP(R) Global Technology Fund                                                                                               No
   AXP(R) Threadneedle Emerging Markets Fund(6)                                                                               Yes
   AXP(R) Threadneedle Global Balanced Fund(6)                                                                                Yes
   AXP(R) Threadneedle Global Equity Fund(4),(6)                                                                              Yes

AXP(R) Government Income Series, Inc.                            3/12/85        Corporation             MN        5/31
   AXP(R) Short Duration U.S. Government Fund(3)                                                                              Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                       Yes

AXP(R) Growth Series, Inc.                              5/21/70, 6/13/86(1)     Corporation          NV/MN        7/31
   AXP(R) Growth Fund                                                                                                         Yes
   AXP(R) Large Cap Equity Fund                                                                                               Yes
   AXP(R) Large Cap Value Fund                                                                                                Yes
   AXP(R) Quantitative Large Cap Equity Fund                                                                                  Yes

AXP(R) High Yield Income Series, Inc.                            8/17/83        Corporation             MN        5/31
   AXP(R) High Yield Bond Fund(3)                                                                                             Yes

AXP(R) High Yield Tax-Exempt Series, Inc.              12/21/78, 6/13/86(1)     Corporation          NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                          Yes

AXP(R) Income Series, Inc.                              2/10/45, 6/13/86(1)     Corporation          NV/MN        5/31
   AXP(R) Selective Fund                                                                                                      Yes

AXP(R) International Series, Inc.                                7/18/84        Corporation             MN       10/31
   AXP(R) Threadneedle European Equity Fund(6)                                                                                Yes
   AXP(R) Threadneedle International Fund(6)                                                                                  Yes

AXP(R) Investment Series, Inc.                          1/18/40, 6/13/86(1)     Corporation          NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                                      Yes
   AXP(R) Mid Cap Value Fund                                                                                                  Yes
   AXP(R) Mutual                                                                                                              Yes

--------------------------------------------------------------------------------
71   ---   AXP PARTNERS SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                              Date of             Form of          State of     Fiscal
Fund                                                       organization        organization      organization  year end  Diversified
AXP(R) Managed Series, Inc.                                      10/9/84        Corporation             MN        9/30
   AXP(R) Managed Allocation Fund                                                                                             Yes

AXP(R) Market Advantage Series, Inc.                             8/25/89        Corporation             MN        1/31
   AXP(R) Portfolio Builder Conservative Fund                                                                                  No
   AXP(R) Portfolio Builder Moderate Conservative Fund                                                                         No
   AXP(R) Portfolio Builder Moderate Fund                                                                                      No
   AXP(R) Portfolio Builder Moderate Aggressive Fund                                                                           No
   AXP(R) Portfolio Builder Aggressive Fund                                                                                    No
   AXP(R) Portfolio Builder Total Equity Fund                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  Yes
   AXP(R) Small Company Index Fund                                                                                            Yes

AXP(R) Money Market Series, Inc.                        8/22/75, 6/13/86(1)     Corporation          NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                                Yes

AXP(R) Partners Series, Inc.                                     3/20/01        Corporation             MN        5/31
   AXP(R) Partners Aggressive Growth Fund                                                                                     Yes
   AXP(R) Partners Fundamental Value Fund                                                                                     Yes
   AXP(R) Partners Growth Fund                                                                                                Yes
   AXP(R) Partners Select Value Fund                                                                                          Yes
   AXP(R) Partners Small Cap Core Fund                                                                                        Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       Yes
   AXP(R) Partners Value Fund                                                                                                 Yes

AXP(R) Partners International Series, Inc.                        5/9/01        Corporation             MN       10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                       Yes
   AXP(R) Partners International Core Fund                                                                                    Yes
   AXP(R) Partners International Select Value Fund                                                                            Yes
   AXP(R) Partners International Small Cap Fund                                                                               Yes

AXP(R) Sector Series, Inc.                                       3/25/88        Corporation             MN        6/30
   AXP(R) Dividend Opportunity Fund(5)                                                                                        Yes
   AXP(R) Real Estate Fund                                                                                                     No

AXP(R) Selected Series, Inc.                                     10/5/84        Corporation             MN        3/31
   AXP(R) Precious Metals Fund                                                                                                 No

AXP(R) Special Tax-Exempt Series Trust                            4/7/86     Business Trust(2)          MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                             Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                        No
   AXP(R) Michigan Tax-Exempt Fund                                                                                             No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                            No
   AXP(R) New York Tax-Exempt Fund                                                                                             No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                 No

AXP(R) Stock Series, Inc.                               2/10/45, 6/13/86(1)     Corporation          NV/MN        9/30
   AXP(R) Stock Fund                                                                                                          Yes

--------------------------------------------------------------------------------
72   ---   AXP PARTNERS SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                              Date of             Form of          State of     Fiscal
Fund                                                       organization        organization      organization  year end  Diversified
AXP(R) Strategy Series, Inc.                                     1/24/84        Corporation             MN        3/31
   AXP(R) Equity Value Fund                                                                                                   Yes
   AXP(R) Partners Small Cap Growth Fund                                                                                      Yes
   AXP(R) Small Cap Advantage Fund                                                                                            Yes
   AXP(R) Strategy Aggressive Fund                                                                                            Yes

AXP(R) Tax-Exempt Series, Inc.                          9/30/76, 6/13/86(1)     Corporation          NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                        Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                                Yes

AXP(R) Tax-Free Money Series, Inc.                      2/29/80, 6/13/86(1)     Corporation          NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                                 Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.

(4) Effective Oct. 20, 2003, AXP(R) Global Growth Fund changed its name to AXP(R) Global Equity Fund.

(5) Effective Feb. 18, 2004, AXP(R) Utilities Fund changed its name to AXP(R) Dividend Opportunity Fund.

(6) Effective July 9, 2004, AXP(R) Emerging Markets Fund changed its name to AXP(R) Threadneedle Emerging Markets Fund, AXP(R) European Equity Fund changed its name to AXP(R) Threadneedle European Equity Fund, AXP(R) Global Balanced Fund changed its name to AXP(R) Threadneedle Global Balanced Fund, AXP(R) Global Equity Fund changed its name to AXP(R) Threadneedle Global Equity Fund, and AXP(R) International Fund changed its name to AXP(R) Threadneedle International Fund.

--------------------------------------------------------------------------------
73   ---   AXP PARTNERS SERIES, INC.

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                              Position held     Principal occupation    Other directorships       Committee memberships
address,                           with Fund and     during past five years
age                                length of
                                     service
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Arne H. Carlson                    Board member      Chair, Board Services                             Joint Audit,
901 S. Marquette Ave.              since 1999        Corporation (provides                             Contracts, Executive,
Minneapolis, MN 55402                                administrative                                    Investment Review,
Age 70                                               services to boards).                              Board Effectiveness
                                                     Former Governor  of
                                                     Minnesota
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Philip J. Carroll, Jr.             Board member      Retired Chairman and    Scottish Power PLC,       Joint Audit,
901 S. Marquette Ave.              since 2002        CEO, Fluor              Vulcan Materials          Executive,  Investment
Minneapolis, MN 55402                                Corporation             Company, Inc.             Review
Age 67                                               (engineering and        (construction
                                                     construction) since
                                                     materials/chemicals) 1998
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------

Livio D. DeSimone                  Board member      Retired Chair of the    Cargill, Incorporated     Joint Audit,
30 Seventh Street East             since 2001        Board and Chief         (commodity merchants      Executive,  Investment
Suite 3050                                           Executive Officer,      and processors),          Review
St. Paul, MN 55101-4901                              Minnesota Mining and    General Mills, Inc.
Age 71                                               Manufacturing (3M)      (consumer foods),
                                                                             Vulcan Materials Company
                                                                             (construction
                                                                             materials/chemicals),
                                                                             Milliken & Company
                                                                             (textiles and
                                                                             chemicals), and
                                                                             Nexia Biotechnologies,
                                                                             Inc.

---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Patricia M. Flynn                  Board member      Trustee Professor of    BostonFed Bancorp, Inc.   Investment Review,
901 S. Marquette Ave.              since 2004        Economics and           (holding company) and     Joint Audit
Minneapolis, MN 55402                                Management, Bentley     its subsidiary  Boston
Age 54                                               College since 2002;     Federal Savings Bank
                                                     former Dean, McCallum
                                                     Graduate School of
                                                     Business, Bentley
                                                     College from  1999 to
                                                     2002
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Anne P. Jones                      Board member      Attorney and                                      Joint Audit,  Board
901 S. Marquette Ave.              since 1985        Consultant                                        Effectiveness,
Minneapolis, MN 55402                                                                                  Executive,  Investment
Age 70                                                                                                 Review
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Stephen R. Lewis, Jr.              Board member      Retired President and   Valmont Industries,       Contracts,  Investment
901 S. Marquette Ave.              since 2002        Professor of            Inc.  (manufactures       Review,  Executive,
Minneapolis, MN 55402                                Economics, Carleton     irrigation systems)       Board Effectiveness
Age 66                                               College
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Catherine James Paglia             Board member      Director, Enterprise    Strategic Distribution,   Investment Review,
901 S. Marquette Ave.              since 2004        Asset Management,       Inc. (transportation,     Contracts
Minneapolis, MN 55402                                Inc. (private real      distribution and
Age 52                                               estate and asset        logistics consultants)
                                                     management company)
                                                     since 1999
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Alan K. Simpson                    Board member      Former three-term                                 Investment Review,
1201 Sunshine Ave.                 since 1997        United States Senator                             Board Effectiveness
Cody, WY 82414                                       for Wyoming
Age 73
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Alison Taunton-Rigby               Board member      Founder and Chief       Hybridon, Inc.            Investment Review,
901 S. Marquette Ave.              since 2002        Executive Officer,      (biotechnology)           Contracts
Minneapolis, MN 55402                                RiboNovix, Inc. since
Age 61                                               2004;  President,
                                                     Forester Biotech
                                                     since 2000; prior to
                                                     that, President and
                                                     CEO,  Aquila
                                                     Biopharmaceuticals,
                                                     Inc.
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------

--------------------------------------------------------------------------------
74   ---   AXP PARTNERS SERIES, INC.

Board Member Affiliated with AEFC*

Name,                              Position held     Principal occupation    Other directorships       Committee memberships
address,                           with Fund and     during past five years
age                                length of
                                     service
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
William F. Truscott                Board member      Senior Vice President
53600 AXP Financial Center         since 2001,       - Chief Investment
Minneapolis, MN 55474              Vice President    Officer of AEFC since
Age 44                             since 2002        2001.  Former Chief
                                                     Investment Officer
                                                     and Managing
                                                     Director, Zurich
                                                     Scudder Investments
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held     Principal occupation    Other directorships       Committee memberships
address,                           with Fund and     during past five years
age                                length of
                                     service
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------

Jeffrey P. Fox                     Treasurer         Vice President -
105 AXP Financial Center           since 2002        Investment
Minneapolis, MN 55474                                Accounting, AEFC,
Age 50                                               since 2002; Vice
                                                     President - Finance,
                                                     American Express
                                                     Company, 2000-2002;
                                                     Vice President -
                                                     Corporate Controller,
                                                     AEFC, 1996-2000

---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Paula R. Meyer                     President         Senior Vice President
596 AXP Financial Center           since 2002        and General Manager -
Minneapolis, MN 55474                                Mutual Funds, AEFC,
Age 51                                               since 2002; Vice
                                                     President and
                                                     Managing Director -
                                                     American Express
                                                     Funds,  AEFC,
                                                     2000-2002; Vice
                                                     President, AEFC,
                                                     1998-2000
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Leslie L. Ogg                      Vice President,   President of Board
901 S. Marquette Ave.              General           Services Corporation
Minneapolis, MN 55402              Counsel, and
Age 66                             Secretary since
                                      1978
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------
Beth E. Weimer                     Chief             Vice President and
172 AXP Financial Center           Compliance        Chief Compliance
Minneapolis, MN 55474              Officer since     Officer, AEFC, since
Age 52                             2004              2001; Vice President
                                                     and Chief Compliance
                                                     Officer, AEFA,
                                                     2001-2005; Partner,
                                                     Arthur Andersen
                                                     Regulatory Risk
                                                     Services, 1998-2001
---------------------------------- ----------------- ----------------------- ------------------------- ------------------------

--------------------------------------------------------------------------------
75   ---   AXP PARTNERS SERIES, INC.

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), its subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held five meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held five meetings during the last fiscal year.


--------------------------------------------------------------------------------
76   ---   AXP PARTNERS SERIES, INC.

BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2004

Based on net asset values as of Dec. 31, 2004

                                                                                                                  Aggregate
                                                                                                               dollar range of
                                                     Dollar range of equity securities in                equity securities of all
                        Partners     Partners              Partners    Partners     Partners                  American Express
                       Aggressive   Fundamental  Partners   Select     Small Cap    Small Cap    Partners      Funds overseen
                         Growth        Value      Growth     Value       Core         Value        Value       by Board Member
                          Range        Range       Range     Range       Range        Range        Range            Range
Arne H. Carlson           none    $10,001-$50,000  none $10,001-$50,000  none         none         none         over $100,000
Philip J. Carroll, Jr.*   none         none        none      none        none         none         none             none
Livio D. DeSimone*        none         none        none      none        none   $50,001-$100,000   none         over $100,000
Patricia M. Flynn         none         none        none      none        none         none         none        $10,001-$50,000
Anne P. Jones             none         none        none      none        none         none         none         over $100,000
Stephen R. Lewis, Jr.*    none         none        none      none        none         none         none        $10,001-$50,000
Catherine James Paglia    none         none        none      none        none         none         none             none
Alan K. Simpson           none         none        none      none        none         none         none       $50,001-$100,000
Alison Taunton-Rigby      none         none        none      none        none         none         none         over $100,000
William F. Truscott       none         none        none      none        none         none         none         over $100,000

* Three independent directors have deferred compensation and invested in share equivalents.

  As of Dec. 31, 2004, each owned:

  Philip J. Carroll, Jr. AXP Global Technology Fund              $10,001-$50,000

  Livio D. DeSimone      AXP High Yield Bond Fund               $50,001-$100,000
                         AXP Partners Small Cap Value Fund      $50,001-$100,000
                         AXP Small Cap Advantage Fund           $50,001-$100,000

  Stephen R. Lewis, Jr.  AXP Threadneedle International Fund     $10,001-$50,000
                         AXP Diversified Equity Income Fund     $50,001-$100,000
                         AXP Threadneedle Emerging Markets Fund  $10,001-$50,000


As of 30 days prior to the date of this SAI, each Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of Partners Aggressive Growth Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Aggressive Growth

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,020**                 $      0
Livio D. DeSimone                 1,147***                       0
Patricia M. Flynn                   750****                 57,592
Anne P. Jones                     1,347                    170,783
Stephen R. Lewis, Jr.             1,448*****               130,559
Catherine James Paglia              758                     96,833
Alan K. Simpson                     842                    128,583
Alison Taunton-Rigby              1,092                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,020 from the Fund.

   *** Includes the deferred compensation in the amount of $1,147 from the Fund.

  **** Includes the deferred compensation in the amount of $271 from the Fund.

 ***** Includes the deferred compensation in the amount of $556 from the Fund.


--------------------------------------------------------------------------------
77   ---   AXP PARTNERS SERIES, INC.

During the most recent fiscal year, the independent members of Partners Fundamental Value Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Fundamental Value

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,270**                $       0
Livio D. DeSimone                 1,397***                       0
Patricia M. Flynn                   892****                 57,592
Anne P. Jones                     1,597                    170,783
Stephen R. Lewis, Jr.             1,748*****               130,559
Catherine James Paglia              917                     96,833
Alan K. Simpson                   1,142                    128,583
Alison Taunton-Rigby              1,392                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,270 from the Fund.

   *** Includes the deferred compensation in the amount of $1,397 from the Fund.

  **** Includes the deferred compensation in the amount of $333 from the Fund.

 ***** Includes the deferred compensation in the amount of $670 from the Fund.

During the most recent fiscal year, the independent members of Partners Growth Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Growth

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,428**                $       0
Livio D. DeSimone                 1,555***                       0
Patricia M. Flynn                   992****                 57,592
Anne P. Jones                     1,755                    170,783
Stephen R. Lewis, Jr.             1,857*****               130,559
Catherine James Paglia            1,033                     96,833
Alan K. Simpson                   1,250                    128,583
Alison Taunton-Rigby              1,500                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,428 from the Fund.

   *** Includes the deferred compensation in the amount of $1,555 from the Fund.

  **** Includes the deferred compensation in the amount of $375 from the Fund.

 ***** Includes the deferred compensation in the amount of $715 from the Fund.


--------------------------------------------------------------------------------
78   ---   AXP PARTNERS SERIES, INC.

During the most recent fiscal year, the independent members of Partners Select Value Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Select Value

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,320**                $       0
Livio D. DeSimone                 1,447***                       0
Patricia M. Flynn                   900****                 57,592
Anne P. Jones                     1,647                    170,783
Stephen R. Lewis, Jr.             1,798*****               130,559
Catherine James Paglia              933                     96,833
Alan K. Simpson                   1,192                    128,583
Alison Taunton-Rigby              1,442                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,320 from the Fund.

   *** Includes the deferred compensation in the amount of $1,447 from the Fund.

  **** Includes the deferred compensation in the amount of $333 from the Fund.

 ***** Includes the deferred compensation in the amount of $686 from the Fund.

During the most recent fiscal year, the independent members of Partners Small Cap Core Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Small Cap Core

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,029**                $       0
Livio D. DeSimone                 1,155***                       0
Patricia M. Flynn                   750****                 57,592
Anne P. Jones                     1,355                    170,783
Stephen R. Lewis, Jr.             1,507*****               130,559
Catherine James Paglia              758                     96,833
Alan K. Simpson                     900                    128,583
Alison Taunton-Rigby              1,150                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,029 from the Fund.

   *** Includes the deferred compensation in the amount of $1,155 from the Fund.

  **** Includes the deferred compensation in the amount of $271 from the Fund.

 ***** Includes the deferred compensation in the amount of $575 from the Fund.


--------------------------------------------------------------------------------
79   ---   AXP PARTNERS SERIES, INC.

During the most recent fiscal year, the independent members of Partners Small Cap Value Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Small Cap Value

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,595**                 $      0
Livio D. DeSimone                 1,722***                       0
Patricia M. Flynn                 1,050****                 57,592
Anne P. Jones                     1,922                    170,783
Stephen R. Lewis, Jr.             2,073*****               130,559
Catherine James Paglia            1,108                     96,833
Alan K. Simpson                   1,467                    128,583
Alison Taunton-Rigby              1,717                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,595 from the Fund.

   *** Includes the deferred compensation in the amount of $1,722 from the Fund.

  **** Includes the deferred compensation in the amount of $396 from the Fund.

 ***** Includes the deferred compensation in the amount of $792 from the Fund.

During the most recent fiscal year, the independent members of Partners Value Fund board, for attending up to 33 meetings, received the following compensation:

Compensation Table for Partners Value

                                                Total cash compensation from
                                                 American Express Funds and
                              Aggregate         Preferred Master Trust Group
Board member*        compensation from the Fund     paid to Board member
Philip J. Carroll, Jr.           $1,220**                 $      0
Livio D. DeSimone                 1,347***                       0
Patricia M. Flynn                   850****                 57,592
Anne P. Jones                     1,547                    170,783
Stephen R. Lewis, Jr.             1,698*****               130,559
Catherine James Paglia              875                     96,833
Alan K. Simpson                   1,092                    128,583
Alison Taunton-Rigby              1,342                    151,883


     * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


    ** Includes the deferred compensation in the amount of $1,220 from the Fund.

   *** Includes the deferred compensation in the amount of $1,347 from the Fund.

  **** Includes the deferred compensation in the amount of $313 from the Fund.

 ***** Includes the deferred compensation in the amount of $648 from the Fund.


--------------------------------------------------------------------------------
80   ---   AXP PARTNERS SERIES, INC.

Control Persons and Principal Holders of Securities

The following table identifies those investors who owned 5% or more of any class of the Fund's shares as of 30 days prior to the date of this SAI.


Fund                        Name, city and state of investor                      Class A  Class B   Class C    Class I Class Y
Partners Aggressive Growth  Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                      5.02%     N/A       N/A        N/A   58.52%
                            Clients of American Enterprise Investment
                            Services Inc., a brokerage firm, Minneapolis, MN        N/A      N/A      5.10%       N/A     N/A
                            Roger J., Sylvia Ann and Matthew Thompson,
                            Eagle, ID                                               N/A      N/A     11.31%       N/A     N/A
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.70%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.87%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.66%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      19.10%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.89%    N/A
                            American Express Financial Corporation,
                            Minneapolis, MN                                         N/A      N/A       N/A        N/A   41.49%

Partners Fundamental Value  Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                     14.97%     N/A       N/A        N/A   98.09%
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.73%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.89%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.61%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      19.09%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.91%    N/A

Partners Growth             Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                      7.00%     N/A       N/A        N/A   44.41%
                            Clients of American Enterprise Investment
                            Services Inc., a brokerage firm, Minneapolis, MN        N/A      N/A      5.91%       N/A     N/A
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.72%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.87%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.62%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      19.09%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.92%    N/A
                            Terry H. Henson, Fairmount, GA                          N/A      N/A      8.46%       N/A     N/A
                            Nancy P. Kofranek, Oxnard, CA                           N/A      N/A      5.50%       N/A     N/A
                            American Express Financial Corporation,
                            Minneapolis, MN                                         N/A      N/A       N/A        N/A   55.60%

Partners Select Value       Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                     11.34%     N/A       N/A        N/A   76.29%
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.78%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.82%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.62%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      18.99%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.99%    N/A
                            American Express Financial Corporation,
                            Minneapolis, MN                                         N/A      N/A       N/A        N/A   23.71%


--------------------------------------------------------------------------------
81   ---   AXP PARTNERS SERIES, INC.

Fund                        Name, city and state of investor                      Class A  Class B   Class C    Class I Class Y
Partners Small Cap Core     Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                     21.21%     N/A       N/A        N/A   91.36%
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.87%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.65%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.66%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      19.08%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.89%    N/A
                            American Express Financial Corporation,
                            Minneapolis, MN                                         N/A      N/A       N/A        N/A    8.64%

Partners Small Cap Value    Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                     21.84%     N/A       N/A        N/A   94.45%
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.92%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.79%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.46%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      19.06%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.88%    N/A
                            American Express Financial Corporation,
                            Minneapolis, MN                                         N/A      N/A       N/A        N/A    5.55%

Partners Value              Charles Schwab & Co., Inc. a brokerage firm
                            San Francisco, CA                                     12.97%     N/A       N/A        N/A   93.22%
                            AXP Portfolio Builder Moderate Fund                     N/A      N/A       N/A      20.70%    N/A
                            AXP Portfolio Builder Moderate Aggressive Fund          N/A      N/A       N/A      32.86%    N/A
                            AXP Portfolio Builder Aggressive Fund                   N/A      N/A       N/A      19.65%    N/A
                            AXP Portfolio Builder Total Equity Fund                 N/A      N/A       N/A      19.11%    N/A
                            AXP Portfolio Builder Moderate Conservative Fund        N/A      N/A       N/A       5.92%    N/A
                            American Express Financial Corporation,
                            Minneapolis, MN                                         N/A      N/A       N/A        N/A    6.78%

The Fund may serve as an underlying investment of the AXP Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds), managed by AEFC, that principally invest in shares of the Fund and other AXP Funds, including the Fund (together, the underlying funds). The Fund and the Portfolio Builder Funds share the same officers, directors, and investment manager, AEFC. The Portfolio Builder Funds do not invest in the Fund for the purpose of exercising management or control; however, from time to time, investments by the Portfolio Builder Funds in the Fund may represent a significant portion of the Fund. Because the Portfolio Builder Funds may own a substantial portion of the shares of the Fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at Fund shareholder meetings. In all proxy voting, the Portfolio Builder Funds will vote on each proposal in exactly the same proportion that other shareholders vote on the proposal.

In addition, AEFC owns shares of the Fund as a result of initial capital investments at the inception of the Fund or class.

To the extent AEFC, as manager of the Portfolio Builder Funds, may be deemed a beneficial owner of the shares of the Fund held by the Portfolio Builder Funds, and such shares, together with any initial capital investment represent more than 25% of the Fund, AEFC may be deemed to control the Fund. As of 30 days prior to the date of the SAI, AEFC, Minneapolis, MN, through their initial capital investments, and the Portfolio Builder Funds, Minneapolis, MN, in aggregate, were the owners of record of 55.43% of the outstanding shares of the Partners Aggressive Growth Fund.

As of 30 days prior to the date of the SAI, AEFC, Minneapolis, MN, through their initial capital investments, and the Portfolio Builder Funds, Minneapolis, MN, in aggregate, were the owners of record of 73.50% of the outstanding shares of the Partners Growth Fund.

The following investors owned 25% or more of the Fund's shares (all share classes taken together) as of 30 days prior to the date of this SAI, and are therefore presumed to control the Funds:

Partners Fundamental Value Fund                                      None
Partners Select Value Fund                                           None
Partners Small Cap Core Fund                                         None
Partners Small Cap Value Fund                                        None
Partners Value Fund                                                  None


--------------------------------------------------------------------------------
82   ---   AXP PARTNERS SERIES, INC.

Independent Registered Public Accounting Firm

The financial statements contained in the Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund.

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Long-Term Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o  Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

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Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

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Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

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Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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S-6236-20 G (7/05)

Investments in Securitie

AXP Partners Aggressive Growth Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.5%)
Issuer                                           Shares               Value(a)

Aerospace & defense (3.9%)
Goodrich                                       24,743               $1,035,741
Precision Castparts                             7,979                  620,208
Rockwell Automation                             5,680                  291,782
Rockwell Collins                               16,630                  821,356
Total                                                                2,769,087

Airlines (0.3%)
Southwest Airlines                             15,600                  226,980

Automotive & related (0.2%)
O'Reilly Automotive                             3,132(b)               173,983

Banks and savings & loans (2.3%)
City Natl                                       3,430                  243,633
Colonial BancGroup                             11,850                  264,137
Downey Financial                                2,286                  171,496
Northern Trust                                  5,350                  245,672
SVB Financial Group                             7,523(b)               359,298
Zions Bancorporation                            4,925                  348,887
Total                                                                1,633,123

Beverages & tobacco (1.0%)
Constellation Brands Cl A                       8,480(b)               235,829
Fortune Brands                                  4,710                  407,415
PepsiAmericas                                   3,092                   74,888
Total                                                                  718,132

Broker dealers (1.4%)
Affiliated Managers Group                       7,990(b)               532,933
Legg Mason                                      5,827                  478,863
Total                                                                1,011,796

Building materials & construction (0.9%)
Eagle Materials                                 2,003                  175,603
Martin Marietta Materials                       2,912                  177,778
Vulcan Materials                                4,722                  282,989
Total                                                                  636,370

Cellular telecommunications (2.6%)
Alamosa Holdings                               19,470(b)               240,455
America Movil ADR Series L                      3,107(c)               176,105
Nextel Partners Cl A                           10,780(b)               256,025
NII Holdings                                   20,329(b)             1,211,608
Total                                                                1,884,193

Common stocks (continued)
Issuer                                           Shares               Value(a)

Chemicals (0.7%)
Immucor                                        10,830(b)              $362,805
Praxair                                         3,470                  162,639
Total                                                                  525,444

Computer hardware (3.8%)
Apple Computer                                 24,807(b)               985,085
Hutchinson Technology                           4,342(b)               179,629
Komag                                           6,631(b)               191,304
Network Appliance                               5,806(b)               166,981
NVIDIA                                          6,581(b)               178,937
Seagate Technology                             32,008(b,c)             679,210
Trident Microsystems                            7,243(b)               153,407
Western Digital                                12,252(b)               183,903
Total                                                                2,718,456

Computer software & services (11.0%)
Autodesk                                        4,692                  185,709
Avid Technology                                 7,760(b)               455,046
Certegy                                         4,610                  173,106
CheckFree                                       7,930(b)               296,027
Citrix Systems                                 21,306(b)               536,059
CNET Networks                                  22,900(b)               237,702
Cognizant Technology
  Solutions Cl A                               21,889(b)             1,050,671
Cognos                                          2,690(b,c)             101,574
Comverse Technology                            16,850(b)               396,481
Emulex                                          9,576(b)               180,986
F5 Networks                                     8,090(b)               414,289
Global Payments                                 5,070                  351,351
Internet Security Systems                       7,759(b)               172,250
Ixia                                            9,150(b)               168,269
Juniper Networks                               18,610(b)               477,160
McAfee                                         11,745(b)               336,847
Mercury Interactive                             7,410(b)               334,339
MICROS Systems                                  4,123(b)               185,453
NAVTEQ                                          3,870(b)               147,641
Openwave Systems                               18,660(b)               290,163
SEI Investments                                 7,340                  255,138
VeriSign                                       32,198(b)             1,041,604
WebEx Communications                            5,594(b)               150,255
Total                                                                7,938,120

See accompanying notes to investments in securities.

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

Common stocks (continued)
Issuer                                           Shares               Value(a)

Electronics (6.3%)
Altera                                         24,970(b)              $554,084
American Power Conversion                       8,190                  208,517
Broadcom Cl A                                   8,970(b)               318,345
Cypress Semiconductor                          15,190(b)               196,407
Integrated Device Technology                   20,070(b)               245,456
Itron                                          13,610(b)               559,508
Jabil Circuit                                  10,575(b)               309,107
KLA-Tencor                                      9,710                  440,931
Lam Research                                    6,380(b)               195,738
Marvell Technology Group                       10,600(b,c)             434,176
Microsemi                                      15,297(b)               315,577
Natl Semiconductor                             11,730                  236,008
Photronics                                      7,927(b)               182,559
Trimble Navigation                              4,477(b)               177,782
Varian Semiconductor
  Equipment Associates                          3,450(b)               140,001
Total                                                                4,514,196

Energy (0.8%)
Peabody Energy                                  3,960                  189,050
XTO Energy                                     11,270                  350,723
Total                                                                  539,773

Energy equipment & services (5.3%)
Diamond Offshore Drilling                       4,930                  232,943
Grant Prideco                                   9,330(b)               224,107
Helmerich & Payne                              18,449                  765,080
Natl Oilwell Varco                             18,607(b)               837,314
Patterson-UTI Energy                           21,694                  574,674
Range Resources                                13,480                  311,388
Tenaris ADR                                     6,488(c)               452,538
Tidewater                                       4,300                  148,780
Ultra Petroleum                                10,610(b)               288,698
Total                                                                3,835,522

Engineering & construction (1.8%)
Hovnanian Enterprises Cl A                      3,029(b)               188,101
Jacobs Engineering Group                        9,080(b)               477,426
Shaw Group                                     29,586(b)               596,158
Total                                                                1,261,685

Finance companies (0.3%)
NASDAQ Stock Market                            10,990(b)               188,588

Financial services (2.0%)
Alliance Data Systems                           8,750(b)               330,050
Chicago Mercantile
  Exchange Holdings                             1,070                  231,323
Jefferies Group                                 4,540                  160,761
St. Joe                                         2,720                  214,526

Common stocks (continued)
Issuer                                           Shares               Value(a)

Financial services (cont.)
T Rowe Price Group                              8,560                 $510,691
Total                                                                1,447,351

Food (0.4%)
Campbell Soup                                   4,390                  136,222
Dean Foods                                      4,040(b)               157,439
Total                                                                  293,661

Furniture & appliances (0.3%)
Tempur-Pedic Intl                               8,060(b)               188,040

Health care products (8.7%)
Advanced Medical Optics                         6,970(b)               269,112
Affymetrix                                     10,169(b)               543,939
American Pharmaceutical Partners               15,155(b)               665,607
Bausch & Lomb                                   4,300                  335,787
Celgene                                        13,153(b)               556,897
CR Bard                                         6,800                  464,100
Dade Behring Holdings                           5,990                  400,432
Genzyme                                        10,420(b)               650,103
INAMED                                          2,030(b)               126,327
Intuitive Surgical                              7,587(b)               375,557
Kinetic Concepts                                2,160(b)               138,780
Laboratory Corp of America Holdings             4,710(b)               228,200
Medco Health Solutions                          6,490(b)               324,500
Patterson Companies                             6,430(b)               291,858
Sepracor                                        8,110(b)               492,764
Techne                                          3,787(b)               176,474
United Therapeutics                             3,699(b)               184,802
Total                                                                6,225,239

Health care services (13.7%)
Aetna                                          12,083                  942,595
Caremark Rx                                    20,818(b)               929,732
Cerner                                         11,310(b)               739,109
Community Health Systems                       18,849(b)               685,538
Covance                                         9,068(b)               395,909
DaVita                                          5,640(b)               259,778
Express Scripts                                 1,852(b)               171,106
Fisher Scientific Intl                          8,080(b)               504,677
Henry Schein                                   24,281(b)               978,282
Humana                                          9,920(b)               360,691
Kindred Healthcare                              4,376(b)               168,826
LCA-Vision                                      4,685                  206,983
LifePoint Hospitals                             4,088(b)               183,878
PacifiCare Health Systems                       8,031(b)               504,588
Pharmaceutical Product
  Development                                  14,846(b)               718,249
Quest Diagnostics                               2,490                  261,450
Triad Hospitals                                 4,410(b)               223,675

See accompanying notes to investments in securities.

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

Common stocks (continued)
Issuer                                           Shares               Value(a)

Health care services (cont.)
Universal Health Services Cl B                 11,859                 $692,921
WellPoint                                       6,220(b)               827,260
Total                                                                9,755,247

Home building (1.6%)
KB HOME                                         5,910                  399,161
Pulte Homes                                     2,376                  181,645
Standard-Pacific                                2,255                  180,671
Toll Brothers                                   4,484(b)               415,174
Total                                                                1,176,651

Household products (0.2%)
Jarden                                          3,501(b)               178,131

Industrial transportation (0.5%)
Landstar System                                 5,060(b)               170,724
UTI Worldwide                                   2,390(c)               176,263
Total                                                                  346,987

Insurance (1.0%)
CIGNA                                           1,775                  172,619
Fidelity Natl Financial                         4,910                  176,711
HCC Insurance Holdings                          8,836                  346,459
Total                                                                  695,789

Leisure time & entertainment (0.4%)
SCP Pool                                        3,753                  134,432
WMS Inds                                        5,450(b)               173,147
Total                                                                  307,579

Lodging & gaming (5.4%)
Boyd Gaming                                     6,719                  355,166
Harrah's Entertainment                         10,763                  772,891
Marriott Intl Cl A                              8,640                  583,546
MGM Mirage                                     12,480(b)               475,363
Penn Natl Gaming                               11,653(b)               379,538
Scientific Games Cl A                          11,180(b)               266,419
Station Casinos                                16,012                1,042,382
Total                                                                3,875,305

Machinery (1.8%)
Joy Global                                     16,939                  635,891
Oshkosh Truck                                   2,352                  187,548
Roper Inds                                      6,300                  440,370
Total                                                                1,263,809

Media (1.3%)
Getty Images                                    3,350(b)               250,714
Monster Worldwide                              17,950(b)               473,521
Sirius Satellite Radio                         40,430(b)               244,197
Total                                                                  968,432

Common stocks (continued)
Issuer                                           Shares               Value(a)

Metals (0.2%)
Allegheny Technologies                          7,820                 $166,253

Miscellaneous (0.3%)
Cogent                                         12,140(b)               243,528

Multi-industry (2.4%)
Actuant Cl A                                    5,520(b)               248,400
AMETEK                                          6,170                  235,879
Monsanto                                        6,092                  347,244
Pentair                                        18,042                  803,050
Textron                                         1,029                   79,531
Total                                                                1,714,104

Paper & packaging (0.2%)
Owens-Illinois                                  5,790(b)               148,861

Real estate investment trust (1.9%)
Equity Office Properties Trust                  5,169                  167,941
General Growth Properties                       4,602                  179,155
Host Marriott                                  11,050                  185,087
Public Storage                                  2,835                  170,469
Simon Property Group                            2,590                  177,985
Starwood Hotels &
  Resorts Worldwide Unit                        5,670                  317,350
Vornado Realty Trust                            2,164                  170,307
Total                                                                1,368,294

Restaurants (1.3%)
Cheesecake Factory                              8,050(b)               284,246
Darden Restaurants                              5,436                  176,561
Panera Bread Cl A                               3,148(b)               198,954
PF Chang's China Bistro                         4,560(b)               270,271
Total                                                                  930,032

Retail -- drugstores (0.7%)
CVS                                             9,627                  528,041

Retail -- general (6.1%)
Abercrombie & Fitch Cl A                        6,311                 $361,810
Advance Auto Parts                              4,832(b)               286,393
bebe stores                                     4,985                  191,972
Bed Bath & Beyond                              12,830(b)               521,540
CDW                                             4,110                  239,120
Federated Dept Stores                           2,541                  171,390
Hibbett Sporting Goods                          5,083(b)               178,515
JC Penney                                       3,484                  173,364
Men's Wearhouse                                10,950(b)               562,501
Michaels Stores                                13,696                  576,738
Nordstrom                                       2,990                  182,510
Whole Foods Market                              5,473                  651,177

See accompanying notes to investments in securities.

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

Common stocks (continued)
Issuer                                           Shares               Value(a)

Retail -- general (cont.)
Williams-Sonoma                                 7,060(b)              $277,670
Total                                                                4,374,700

Telecom equipment & services (0.4%)
ARRIS Group                                    16,033(b)               138,846
Scientific-Atlanta                              5,150                  171,495
Total                                                                  310,341

Textiles & apparel (2.8%)
Chico's FAS                                    15,510(b)               530,597
Coach                                          21,300(b)               618,552
Urban Outfitters                               14,542(b)               775,670
Warnaco Group                                   5,500(b)               117,370
Total                                                                2,042,189

Utilities -- electric (1.5%)
DTE Energy                                      3,697                  175,755
Edison Intl                                     4,556                  167,433
TXU                                             9,234                  741,306
Total                                                                1,084,494

Utilities -- natural gas (0.4%)
Questar                                         4,980                  313,939

Common stocks (continued)
Issuer                                           Shares               Value(a)

Utilities -- telephone (0.4%)
Amdocs                                         10,450(b,c)            $284,763

Total common stocks
(Cost: $65,200,780)                                                $70,807,208

Short-term securities (3.5%)
Issuer                 Effective                 Amount               Value(a)
                         yield                 payable at
                                                maturity
Commercial paper
CRC Funding LLC
  06-01-05                3.05%            $1,400,000               $1,399,882
HSBC Finance
  06-01-05                3.07              1,100,000                1,099,906

Total short-term securities
(Cost: $2,500,000)                                                  $2,499,788

Total investments in securities
(Cost: $67,700,780)(d)                                             $73,306,996

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 3.2% of net assets.

(d) At May 31, 2005, the cost of securities for federal income tax purposes was $67,959,272 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $5,788,833
      Unrealized depreciation                                         (441,109)
                                                                      --------
      Net unrealized appreciation                                   $5,347,724
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Aggressive Growth Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $67,700,780)                                                                                $73,306,996
Cash in bank on demand deposit                                                                                      110,168
Capital shares receivable                                                                                            28,284
Dividends and accrued interest receivable                                                                            28,255
Receivable for investment securities sold                                                                         2,485,819
                                                                                                                  ---------
Total assets                                                                                                     75,959,522
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               48,859
Payable for investment securities purchased                                                                       3,982,471
Accrued investment management services fee                                                                            6,974
Accrued distribution fee                                                                                              1,477
Accrued transfer agency fee                                                                                             957
Accrued administrative services fee                                                                                     470
Other accrued expenses                                                                                               67,773
                                                                                                                     ------
Total liabilities                                                                                                 4,108,981
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                              $71,850,541
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    98,491
Additional paid-in capital                                                                                       66,998,225
Undistributed net investment income                                                                                     109
Accumulated net realized gain (loss) (Note 6)                                                                      (852,500)
Unrealized appreciation (depreciation) on investments                                                             5,606,216
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $71,850,541
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $25,011,144
                                                            Class B                                             $ 6,887,053
                                                            Class C                                             $   441,567
                                                            Class I                                             $39,475,546
                                                            Class Y                                             $    35,231
Net asset value per share of outstanding capital stock:     Class A shares              3,432,844               $      7.29
                                                            Class B shares                959,077               $      7.18
                                                            Class C shares                 61,518               $      7.18
                                                            Class I shares              5,390,829               $      7.32
                                                            Class Y shares                  4,821               $      7.31
                                                                                            -----               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Statement of operations
AXP Partners Aggressive Growth Fund

Year ended May 31, 2005
Investment income
Dividends                                                                       $  239,689
Interest                                                                            49,540
   Less foreign taxes withheld                                                        (803)
                                                                                      ----
Total income                                                                       288,426
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                                 399,501
Distribution fee
   Class A                                                                          53,023
   Class B                                                                          48,357
   Class C                                                                           3,331
Transfer agency fee                                                                 57,113
Incremental transfer agency fee
   Class A                                                                           4,751
   Class B                                                                           2,458
   Class C                                                                             152
Service fee -- Class Y                                                                  34
Administrative services fees and expenses                                           24,630
Compensation of board members                                                        8,589
Custodian fees                                                                     124,750
Printing and postage                                                                31,005
Registration fees                                                                   56,673
Audit fees                                                                          18,000
Other                                                                                4,603
                                                                                     -----
Total expenses                                                                     836,970
   Expenses waived/reimbursed by AEFC (Note 2)                                    (160,260)
                                                                                  --------
                                                                                   676,710
   Earnings credits on cash balances (Note 2)                                         (361)
                                                                                      ----
Total net expenses                                                                 676,349
                                                                                   -------
Investment income (loss) -- net                                                   (387,923)
                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (466,315)
   Foreign currency transactions                                                    (5,275)
                                                                                    ------
Net realized gain (loss) on investments                                           (471,590)
Net change in unrealized appreciation (depreciation) on investments              3,657,382
                                                                                 ---------
Net gain (loss) on investments                                                   3,185,792
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                 $2,797,869
                                                                                ==========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
17   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Aggressive Growth Fund

Year ended May 31,                                                                         2005                       2004
Operations and distributions
Investment income (loss) -- net                                                       $  (387,923)              $  (160,780)
Net realized gain (loss) on investments                                                  (471,590)                  898,730
Net change in unrealized appreciation (depreciation) on investments                     3,657,382                 1,456,830
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                         2,797,869                 2,194,780
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (45,007)                 (391,278)
      Class B                                                                                  --                   (76,795)
      Class C                                                                                  --                    (3,089)
      Class I                                                                             (51,354)                       --
      Class Y                                                                                 (87)                   (1,303)
   Net realized gain
      Class A                                                                            (246,040)                       --
      Class B                                                                             (51,788)                       --
      Class C                                                                              (3,559)                       --
      Class I                                                                            (139,015)                       --
      Class Y                                                                                (321)                       --
                                                                                         --------                  --------
Total distributions                                                                      (537,171)                 (472,465)
                                                                                         --------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             16,827,755                11,603,550
   Class B shares                                                                       5,226,812                 3,460,228
   Class C shares                                                                         212,899                   222,647
   Class I shares                                                                      34,131,333                 6,420,055
   Class Y shares                                                                          18,116                    13,284
Reinvestment of distributions at net asset value
   Class A shares                                                                         218,876                   182,283
   Class B shares                                                                          51,335                    76,154
   Class C shares                                                                           3,385                     2,480
   Class I shares                                                                         190,223                        --
   Class Y shares                                                                             218                       780
Payments for redemptions
   Class A shares                                                                      (9,893,555)               (1,476,873)
   Class B shares (Note 2)                                                             (1,978,351)                 (474,819)
   Class C shares (Note 2)                                                                (33,864)                       --
   Class I shares                                                                      (1,935,046)                  (30,154)
   Class Y shares                                                                         (15,827)                  (10,250)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                      43,024,309                19,989,365
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                45,285,007                21,711,680
Net assets at beginning of year                                                        26,565,534                 4,853,854
                                                                                       ----------                 ---------
Net assets at end of year                                                             $71,850,541               $26,565,534
                                                                                      ===========               ===========
Undistributed (excess of distributions over) net investment income                    $       109               $   (86,211)
                                                                                      -----------               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 54.94% of the Fund's net assets.

At May 31, 2005, AEFC and the Portfolio Builder Series funds owned approximately 55% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
21   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $570,691 and accumulated net realized loss has been increased by $302,411 resulting in a net reclassification adjustment to decrease paid-in capital by $268,250.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                        2005            2004
Class A
Distributions paid from:
     Ordinary income                                 $ 270,901        $391,728
     Long-term capital gain                             20,146              --
Class B
Distributions paid from:
     Ordinary income                                    47,547          76,795
     Long-term capital gain                              4,241              --
Class C
Distributions paid from:
     Ordinary income                                     3,264           3,089
     Long-term capital gain                                295              --
Class I*
Distributions paid from:
     Ordinary income                                   178,986              --
     Long-term capital gain                             11,383              --
Class Y
Distributions paid from:
     Ordinary income                                       382           1,303
     Long-term capital gain                                 26              --

* Inception date was March 4, 2004.

At of May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                       $       --
Accumulated long-term gain (loss)                                   $ (593,899)
Unrealized appreciation (depreciation)                              $5,347,724

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,158 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $161,189 for Class A, $4,679 for Class B and $10 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.55% for Class A, 2.34% for Class B, 2.35% for Class C, 1.23% for Class I and 1.37% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $35,551, $7,634, $470 and $59, respectively, and the management fees waived at the Fund level were $116,546. Beginning June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.53% for Class A, 2.32% for Class B, 2.33% for Class C, 1.21% for Class I and 1.35% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $361 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $136,640,970 and $94,394,725, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Broker Commissions paid to brokers affiliated with the subadvisors were $27 for the year ended May 31, 2005.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended May 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,400,596      752,817        31,064    4,745,978        2,453
Issued for reinvested distributions            30,107        7,140           471       26,058           30
Redeemed                                   (1,377,012)    (288,973)       (4,848)    (299,763)      (2,096)
                                           ----------     --------        ------     --------       ------
Net increase (decrease)                     1,053,691      470,984        26,687    4,472,273          387
                                            ---------      -------        ------    ---------          ---

                                                              Year ended May 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,744,673      522,941        32,449      922,932        2,104
Issued for reinvested distributions            27,958       11,734           382           --          120
Redeemed                                     (231,427)     (70,303)           --       (4,376)      (1,435)
                                             --------      -------        ------       ------       ------
Net increase (decrease)                     1,541,204      464,372        32,831      918,556          789
                                            ---------      -------        ------      -------          ---

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $593,899 at May 31, 2005, that if not offset by capital gains will expire in 2013.

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.95            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.03)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .46             1.65               .53
                                                                              -----            -----             -----
Total from investment operations                                                .43             1.61               .52
                                                                              -----            -----             -----
Less distributions:
Dividends from investment income                                               (.02)              --                --
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Total distributions                                                            (.09)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.29            $6.95             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25              $17                $5
Ratio of expenses to average daily net assets(c),(d)                          1.55%            1.55%             1.46%(e)
Ratio of net investment income (loss) to average daily net assets             (.90%)          (1.20%)           (1.20%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               6.17%           29.09%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.97%, 3.02% and 24.14% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.06)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .42             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .36             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.18            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7               $3               $--
Ratio of expenses to average daily net assets(c),(d)                          2.34%            2.34%             2.25%(e)
Ratio of net investment income (loss) to average daily net assets            (1.70%)          (1.97%)           (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               5.29%           28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.75%, 3.81% and 24.93% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.89            $5.59             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.07)            (.07)             (.02)
Net gains (losses) (both realized and unrealized)                               .43             1.63               .53
                                                                              -----            -----             -----
Total from investment operations                                                .36             1.56               .51
                                                                              -----            -----             -----
Less distributions:
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.18            $6.89             $5.59
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          2.35%            2.35%             2.21%(e)
Ratio of net investment income (loss) to average daily net assets            (1.70%)          (1.98%)           (1.95%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               5.29%           28.22%            10.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.75%, 3.82% and 24.94% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004(b)
Net asset value, beginning of period                                          $6.97            $7.14
                                                                              -----            -----
Income from investment operations:
Net investment income (loss)                                                     --             (.03)
Net gains (losses) (both realized and unrealized)                               .45             (.14)
                                                                              -----            -----
Total from investment operations                                                .45             (.17)
                                                                              -----            -----
Less distributions:
Dividends from net investment income                                           (.03)              --
Distributions from realized gains                                              (.07)              --
                                                                              -----            -----
Total distributions                                                            (.10)              --
                                                                              -----            -----
Net asset value, end of period                                                $7.32            $6.97
                                                                              -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $39               $6
Ratio of expenses to average daily net assets(c),(d)                          1.23%            1.14%(e)
Ratio of net investment income (loss) to average daily net assets             (.59%)           (.72%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%
Total return(f)                                                               6.49%           (2.38%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.50% and 2.70% for the periods ended May 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                    2005             2004              2003(b)
Net asset value, beginning of period                                          $6.96            $5.60             $5.08
                                                                              -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                   (.01)            (.04)             (.01)
Net gains (losses) (both realized and unrealized)                               .45             1.66               .53
                                                                              -----            -----             -----
Total from investment operations                                                .44             1.62               .52
                                                                              -----            -----             -----
Less distributions:
Dividends from net investment income                                           (.02)              --                --
Distributions from realized gains                                              (.07)            (.26)               --
                                                                              -----            -----             -----
Total distributions                                                            (.09)            (.26)               --
                                                                              -----            -----             -----
Net asset value, end of period                                                $7.31            $6.96             $5.60
                                                                              -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                          1.37%            1.37%             1.30%(e)
Ratio of net investment income (loss) to average daily net assets             (.74%)          (1.03%)           (1.03%)(e)
Portfolio turnover rate (excluding short-term securities)                      218%             189%               27%
Total return(f)                                                               6.40%           29.26%            10.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.80%, 2.84% and 23.96% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Aggressive Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the two-year period ended May 31, 2005 and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Aggressive Growth Fund as of May 31, 2005, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
31   ---   AXP PARTNERS AGGRESSIVE GROWTH FUND  ---   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (9.1%)
Fifth Third Bancorp                           251,200              $10,706,144
Golden West Financial                         548,700               34,359,594
Lloyds TSB Group ADR                          231,300(c)             7,706,916
State Street                                   44,600                2,140,800
Takefuji                                       89,110(c)             5,511,940
Wells Fargo & Co                              498,200               30,096,262
Total                                                               90,521,656

Beverages & tobacco (7.4%)
Altria Group                                  784,800               52,691,472
Diageo ADR                                    241,200(c)            14,018,544
Heineken Holding Cl A                         233,850(c)             6,638,986
Total                                                               73,349,002

Broker dealers (0.7%)
Morgan Stanley                                138,300                6,771,168

Building materials & construction (1.5%)
Martin Marietta Materials                     125,500                7,661,775
Vulcan Materials                              123,100                7,377,383
Total                                                               15,039,158

Cable (4.0%)
Comcast Special Cl A                        1,257,300(b)            39,780,972
NTL                                             2,200(b)               141,416
Total                                                               39,922,388

Computer hardware (1.9%)
Hewlett-Packard                               249,000                5,604,990
Lexmark Intl Cl A                             190,400(b)            13,030,976
Total                                                               18,635,966

Computer software & services (2.3%)
Iron Mountain                                 476,000(b)            13,661,200
Microsoft                                     368,900                9,517,620
Total                                                               23,178,820

Energy (9.6%)
ConocoPhillips                                262,258               28,281,903
Devon Energy                                  477,600               21,921,840
EOG Resources                                 411,800               20,544,702
Occidental Petroleum                          331,100               24,206,721
Total                                                               94,955,166

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy equipment & services (0.8%)
Transocean                                    156,500(b)            $7,795,265

Finance companies (3.1%)
Citigroup                                     643,300               30,305,863

Financial services (11.6%)
H&R Block                                     346,300               17,287,296
HSBC Holdings ADR                             449,858(c)            35,700,731
JPMorgan Chase & Co                         1,241,140               44,370,754
Moody's                                       298,000               12,894,460
Providian Financial                           257,200(b)             4,583,304
Total                                                              114,836,545

Food (1.1%)
Hershey                                       174,700               11,217,487

Health care products (1.3%)
Eli Lilly & Co                                157,300                9,170,590
Novartis                                       79,100(c)             3,862,164
Total                                                               13,032,754

Health care services (2.9%)
Cardinal Health                               215,600               12,489,708
HCA                                           307,000               16,578,000
Total                                                               29,067,708

Household products (0.1%)
Hunter Douglas                                 25,200(c)             1,304,948

Industrial transportation (0.8%)
Kuehne & Nagel Intl                             1,100(c)               229,166
United Parcel Service Cl B                     99,600                7,335,540
Total                                                                7,564,706

Insurance (18.3%)
American Intl Group                           928,200               51,561,509
Aon                                           279,500                6,967,935
Berkshire Hathaway Cl B                        14,518(b)            40,795,580
Chubb                                          39,300                3,310,239
Loews                                         254,400               19,156,320
Markel                                          2,500(b)               854,375
Marsh & McLennan Companies                    316,200                9,182,448
Principal Financial Group                      89,000                3,550,210
Progressive                                   327,000               31,414,890

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Insurance (cont.)
Sun Life Financial                             52,300(c)            $1,647,973
Transatlantic Holdings                        225,325               12,868,311
Total                                                              181,309,790

Leisure time & entertainment (0.8%)
Harley-Davidson                               163,300                8,006,599

Media (3.0%)
Dun & Bradstreet                              102,900(b)             6,322,176
Gannett                                        67,300                5,011,158
IAC/InterActiveCorp                           195,200(b,d)           4,782,400
Lagardere SCA                                 149,400(c,d)          10,645,006
WPP Group ADR                                  60,800(c)             3,232,128
Total                                                               29,992,868

Multi-industry (5.5%)
China Merchants Holdings Intl               1,183,200(c)             2,212,768
COSCO Pacific                               1,141,100(c)             2,214,703
Rentokil Initial                            1,198,600(c)             3,217,606
Tyco Intl                                   1,630,944(c)            47,183,210
Total                                                               54,828,287

Paper & packaging (2.7%)
Sealed Air                                    522,400(b)            27,055,096

Real estate investment trust (1.6%)
CenterPoint Properties Trust                  383,100               16,013,580

Retail -- general (4.5%)
AutoZone                                       93,200(b)             8,436,464
Costco Wholesale                              798,000               36,245,160
Total                                                               44,681,624

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Telecom equipment & services (0.8%)
Nokia ADR                                     178,800(c)            $3,014,568
SK Telecom ADR                                204,000(c,d)           4,267,680
Telewest Global                                21,200(b,c)             443,292
Total                                                                7,725,540

Total common stocks
(Cost: $815,860,801)                                              $947,111,984

Short-term securities (5.6%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Amsterdam Funding
  06-15-05                3.03%           $10,000,000               $9,987,375
BNP Paribas North America
  06-01-05                3.06             15,800,000               15,798,657
Fairway Finance
  06-27-05                3.04             10,000,000                9,977,275
Sheffield Receivables
  06-01-05                3.16             10,000,000                9,999,121
Windmill Funding
  06-21-05                3.04             10,000,000                9,982,326

Total commercial paper
(Cost: $55,749,500)                                                $55,744,754

Total investments in securities
(Cost: $871,610,301)(f)                                         $1,002,856,738

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 15.4% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 5 to the financial statements. 4.9% of net assets is the Fund's cash equivalent position.

(f) At May 31, 2005, the cost of securities for federal income tax purposes was $872,544,137 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $146,920,611
      Unrealized depreciation                                     (16,608,010)
                                                                  -----------
      Net unrealized appreciation                                $130,312,601
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $871,610,301)                                                                            $1,002,856,738
Foreign currency holdings (identified cost $46,147) (Note 1)                                                         46,147
Capital shares receivable                                                                                           648,646
Dividends and accrued interest receivable                                                                         1,223,443
U.S. government securities held as collateral (Note 5)                                                            3,707,019
                                                                                                                  ---------
Total assets                                                                                                  1,008,481,993
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   239,744
Capital shares payable                                                                                              376,024
Payable for investment securities purchased                                                                       6,141,703
Payable upon return of securities loaned (Note 5)                                                                10,379,019
Accrued investment management services fee                                                                           78,206
Accrued distribution fee                                                                                             51,845
Accrued service fee                                                                                                       6
Accrued transfer agency fee                                                                                          19,766
Accrued administrative services fee                                                                                   6,268
Other accrued expenses                                                                                              156,795
                                                                                                                    -------
Total liabilities                                                                                                17,449,376
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $  991,032,617
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,832,052
Additional paid-in capital                                                                                      868,689,810
Undistributed net investment income                                                                               1,002,906
Accumulated net realized gain (loss) (Note 7)                                                                   (11,733,215)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           131,241,064
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $  991,032,617
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  641,156,030
                                                            Class B                                          $  293,904,772
                                                            Class C                                          $   17,116,872
                                                            Class I                                          $   38,341,137
                                                            Class Y                                          $      513,806
Net asset value per share of outstanding capital stock:     Class A shares            117,692,649            $         5.45
                                                            Class B shares             55,227,068            $         5.32
                                                            Class C shares              3,204,289            $         5.34
                                                            Class I shares              6,987,269            $         5.49
                                                            Class Y shares                 93,892            $         5.47
                                                                                           ------            --------------
* Including securities on loan, at value (Note 5)                                                            $    9,873,470
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $13,305,322
Interest                                                                                                          1,171,008
Fee income from securities lending (Note 5)                                                                          24,610
   Less foreign taxes withheld                                                                                     (117,436)
                                                                                                                   --------
Total income                                                                                                     14,383,504
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                5,556,219
Distribution fee
   Class A                                                                                                        1,207,593
   Class B                                                                                                        2,384,944
   Class C                                                                                                          146,962
Transfer agency fee                                                                                               1,330,500
Incremental transfer agency fee
   Class A                                                                                                           92,764
   Class B                                                                                                           82,134
   Class C                                                                                                            5,470
Service fee -- Class Y                                                                                                  329
Administrative services fees and expenses                                                                           458,121
Compensation of board members                                                                                        10,631
Custodian fees                                                                                                       79,210
Printing and postage                                                                                                209,355
Registration fees                                                                                                   150,876
Audit fees                                                                                                           20,000
Other                                                                                                                29,046
                                                                                                                     ------
Total expenses                                                                                                   11,764,154
   Earnings credits on cash balances (Note 2)                                                                       (10,538)
                                                                                                                    -------
Total net expenses                                                                                               11,753,616
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   2,629,888
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                (1,687,339)
   Foreign currency transactions                                                                                    (16,727)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          (1,704,066)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            58,440,166
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            56,736,100
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $59,365,988
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund

Year ended May 31,                                                                       2005                       2004
Operations and distributions
Investment income (loss) -- net                                                      $  2,629,888              $    544,965
Net realized gain (loss) on investments                                                (1,704,066)               (2,236,512)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  58,440,166                82,611,787
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        59,365,988                80,920,240
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,021,349)                 (294,158)
      Class I                                                                            (251,443)                       --
      Class Y                                                                              (1,910)                      (95)
                                                                                           ------                       ---
Total distributions                                                                    (2,274,702)                 (294,253)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            349,004,258               128,047,466
   Class B shares                                                                     134,939,580                61,914,265
   Class C shares                                                                       6,923,551                 4,216,475
   Class I shares                                                                      47,970,825                 8,375,868
   Class Y shares                                                                         415,600                    33,506
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,971,528                   285,210
   Class I shares                                                                         251,410                        --
   Class Y shares                                                                           1,850                        80
Payments for redemptions
   Class A shares                                                                     (78,793,508)              (46,750,340)
   Class B shares (Note 2)                                                            (53,475,126)              (30,740,902)
   Class C shares (Note 2)                                                             (3,101,164)               (1,536,431)
   Class I shares                                                                     (20,756,079)                      (92)
   Class Y shares                                                                          (6,325)                   (8,793)
                                                                                           ------                    ------
Increase (decrease) in net assets from capital share transactions                     385,346,400               123,836,312
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               442,437,686               204,462,299
Net assets at beginning of year                                                       548,594,931               344,132,632
                                                                                      -----------               -----------
Net assets at end of year                                                            $991,032,617              $548,594,931
                                                                                     ============              ============
Undistributed net investment income                                                  $  1,002,906              $    664,447
                                                                                     ------------              ------------

See accompanying notes to financial statements.

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15   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 3.87% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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16   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2005, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims. Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $16,727 and accumulated net realized loss has been decreased by $16,727.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                        2005           2004
Class A
Distributions paid from:
      Ordinary income                               $2,021,349       $294,158
      Long-term capital gain                                --             --
Class B
Distributions paid from:
      Ordinary income                                       --             --
      Long-term capital gain                                --             --
Class C
Distributions paid from:
      Ordinary income                                       --             --
      Long-term capital gain                                --             --
Class I*
Distributions paid from:
      Ordinary income                                  251,443             --
      Long-term capital gain                                --             --
Class Y
Distributions paid from:
      Ordinary income                                    1,910             95
      Long-term capital gain                                --             --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $    986,626
Accumulated long-term gain (loss)                                $(10,783,099)
Unrealized appreciation (depreciation)                           $130,307,228

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $39,947 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,579,211 for Class A, $225,242 for Class B and $3,003 for Class C for the year ended May 31, 2005.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $10,538 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $394,360,586 and $14,450,909, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended May 31, 2005
                                              Class A        Class B       Class C          Class I          Class Y
Sold                                       66,295,146     26,139,977     1,332,822        9,089,465           79,438
Issued for reinvested distributions           367,138             --            --           46,557              343
Redeemed                                  (14,875,649)   (10,508,586)     (595,615)      (3,799,765)          (1,184)
                                          -----------    -----------      --------       ----------           ------
Net increase (decrease)                    51,786,635     15,631,391       737,207        5,336,257           78,597
                                           ----------     ----------       -------        ---------           ------

                                                                Year ended May 31, 2004
                                              Class A        Class B       Class C         Class I*          Class Y
Sold                                       27,223,429     13,357,334       910,118        1,651,030            7,125
Issued for reinvested distributions            58,929             --            --               --               16
Redeemed                                   (9,932,829)    (6,711,409)     (328,898)             (18)          (1,713)
                                           ----------     ----------      --------              ---           ------
Net increase (decrease)                    17,349,529      6,645,925       581,220        1,651,012            5,428
                                           ----------      ---------       -------        ---------            -----

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
21   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $9,873,470 were on loan to brokers. For collateral, the Fund received $6,672,000 in cash and U.S. government securities valued at $3,707,019. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $24,610 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $10,783,099 at May 31, 2005, that if not offset by capital gains will expire as follows:

                       2010       2011        2012        2013       2014
                     $180,117  $5,185,330  $2,015,696  $1,996,447 $1,405,509

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $5.04        $4.15        $4.45          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                              .01          .01          .02             --
Net gains (losses) (both realized and unrealized)                         .42          .89         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .43          .90         (.30)          (.32)
                                                                        -----        -----        -----          -----
Less distributions:
Dividends from net investment income                                     (.02)        (.01)          --             --
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.45        $5.04        $4.15          $4.45
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $641         $332         $201           $156
Ratio of expenses to average daily net assets(c)                        1.30%        1.34%(d)     1.35%(d)       1.33%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .58%         .42%         .52%           .14%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         8.57%       21.57%       (6.71%)        (6.67%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $4.94        $4.09        $4.43          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.01)        (.01)          (.01)
Net gains (losses) (both realized and unrealized)                         .40          .86         (.33)          (.33)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .38          .85         (.34)          (.34)
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.32        $4.94        $4.09          $4.43
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $294         $196         $135           $106
Ratio of expenses to average daily net assets(c)                        2.06%        2.10%(d)     2.11%(d)       2.10%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.34%)       (.24%)         (.63%)(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         7.69%       20.78%       (7.67%)        (7.13%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $4.96        $4.11        $4.44          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                             (.02)        (.01)        (.01)          (.01)
Net gains (losses) (both realized and unrealized)                         .40          .86         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .38          .85         (.33)          (.33)
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.34        $4.96        $4.11          $4.44
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $17          $12           $8             $5
Ratio of expenses to average daily net assets(c)                        2.07%        2.10%(d)     2.11%(d)       2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.34%)       (.24%)         (.64%)(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         7.66%       20.68%       (7.43%)        (6.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004(b)
Net asset value, beginning of period                                    $5.07        $5.20
                                                                        -----        -----
Income from investment operations:
Net investment income (loss)                                              .02          .03
Net gains (losses) (both realized and unrealized)                         .44         (.16)
                                                                        -----        -----
Total from investment operations                                          .46         (.13)
                                                                        -----        -----
Less distributions:
Dividends from net investment income                                     (.04)          --
                                                                        -----        -----
Net asset value, end of period                                          $5.49        $5.07
                                                                        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $38           $8
Ratio of expenses to average daily net assets(c)                         .85%         .92%(d),(e)
Ratio of net investment income (loss) to average daily net assets       1.10%         .92%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%
Total return(f)                                                         8.99%       (2.50%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2005         2004         2003           2002(b)
Net asset value, beginning of period                                    $5.06        $4.16        $4.46          $4.77
                                                                        -----        -----        -----          -----
Income from investment operations:
Net investment income (loss)                                              .02          .01          .02            .01
Net gains (losses) (both realized and unrealized)                         .42          .90         (.32)          (.32)
                                                                        -----        -----        -----          -----
Total from investment operations                                          .44          .91         (.30)          (.31)
                                                                        -----        -----        -----          -----
Less distributions:
Dividends from net investment income                                     (.03)        (.01)          --             --
                                                                        -----        -----        -----          -----
Net asset value, end of period                                          $5.47        $5.06        $4.16          $4.46
                                                                        -----        -----        -----          -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $1          $--          $--            $--
Ratio of expenses to average daily net assets(c)                        1.13%        1.17%(d)     1.16%(d)       1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .79%         .58%         .71%           .38%(e)
Portfolio turnover rate (excluding short-term securities)                  2%           5%          41%            22%
Total return(f)                                                         8.70%       21.82%       (6.67%)        (6.45%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Fundamental Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS FUNDAMENTAL VALUE FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Growth Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.9%)
Boeing                                         16,620               $1,062,018
General Dynamics                                6,130                  661,917
Total                                                                1,723,935

Banks and savings & loans (0.8%)
Golden West Financial                          11,850                  742,047

Beverages & tobacco (1.8%)
PepsiCo                                        28,330                1,594,979

Broker dealers (1.1%)
Charles Schwab                                 86,410                  979,889

Cable (1.4%)
Comcast Special Cl A                           29,240(b)               925,153
EchoStar Communications Cl A                    9,360                  273,593
Total                                                                1,198,746

Cellular telecommunications (0.7%)
America Movil ADR Series L                      7,510(c)               425,667
American Tower Cl A                            12,120(b)               218,645
Total                                                                  644,312

Computer hardware (6.9%)
Cisco Systems                                 135,240(b)             2,620,951
Dell                                           79,650(b)             3,177,239
EMC                                            22,400(b)               314,944
Total                                                                6,113,134

Computer software & services (11.2%)
Electronic Arts                                49,560(b)             2,603,882
First Data                                     39,470                1,493,150
Google Cl A                                     9,900(b)             2,756,160
Microsoft                                     117,990                3,044,143
Total                                                                9,897,335

Electronics (1.6%)
Intel                                          19,140                  515,440
Linear Technology                              23,250                  871,178
Total                                                                1,386,618

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy (1.6%)
Petro-Canada                                   17,410(c)              $979,835
Petroleo Brasileiro ADR                         8,700(c)               410,640
Total                                                                1,390,475

Energy equipment & services (1.3%)
Halliburton                                    19,030                  813,342
Schlumberger                                    4,540                  310,400
Total                                                                1,123,742

Financial services (8.7%)
Capital One Financial                           9,050                  682,370
Chicago Mercantile  Exchange Holdings           1,200                  259,428
Countrywide Financial                          61,280                2,277,778
Fannie Mae                                     15,500                  918,220
Freddie Mac                                    29,050                1,889,412
MBNA                                           31,270                  659,484
Moody's                                        24,300                1,051,461
Total                                                                7,738,153

Food (0.9%)
WM Wrigley Jr                                  11,850                  809,000

Health care products (14.9%)
Abbott Laboratories                            22,000                1,061,280
Amgen                                          15,740(b)               985,009
AstraZeneca ADR                                43,910(c)             1,867,053
Eli Lilly & Co                                 10,400                  606,320
Forest Laboratories                            14,360(b)               554,009
Genzyme                                         6,080(b)               379,331
Gilead Sciences                                13,570(b)               553,656
Medco Health Solutions                         11,060(b)               553,000
Medtronic                                      48,060                2,583,224
Pfizer                                         22,990                  641,421
Sanofi-Aventis ADR                             11,850(c)               533,250
Schering-Plough                                51,300                1,000,350
Stryker                                        13,730                  667,965
Wyeth                                          15,440                  669,633
Zimmer Holdings                                 6,090(b)               466,372
Total                                                               13,121,873

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (3.3%)
Aetna                                          10,700                 $834,707
Caremark Rx                                    26,180(b)             1,169,198
Coventry Health Care                            5,980(b)               416,328
WellPoint                                       3,610(b)               480,130
Total                                                                2,900,363

Home building (0.5%)
Lennar Cl A                                     7,640                  443,196

Household products (2.1%)
Avon Products                                  15,780                  627,097
Procter & Gamble                               22,980                1,267,347
Total                                                                1,894,444

Insurance (0.8%)
Progressive                                     4,990                  479,390
Willis Group Holdings                           7,360(c)               252,227
Total                                                                  731,617

Leisure time & entertainment (3.6%)
Carnival Unit                                  14,980                  792,442
Cendant                                        57,420                1,217,878
Viacom Cl B                                    34,180                1,172,032
Total                                                                3,182,352

Lodging & gaming (2.0%)
Harrah's Entertainment                         12,570                  902,652
Marriott Intl Cl A                             13,010                  878,695
Total                                                                1,781,347

Media (12.9%)
Clear Channel Communications                   20,430                  597,169
eBay                                           34,300(b)             1,303,743
Gannett                                         3,360                  250,186
Lamar Advertising Cl A                          9,540(b)               398,963
McGraw-Hill Companies                          30,980                1,352,587
Omnicom Group                                  10,010                  819,719
Pixar                                           7,490(b)               394,948
Time Warner                                    44,930(b)               781,782
Univision Communications Cl A                  33,790(b)               899,152
Valassis Communications                        10,500(b)               364,245
XM Satellite Radio Holdings Cl A               49,410(b)             1,586,555
Yahoo!                                         72,130(b)             2,683,235
Total                                                               11,432,284

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-industry (5.9%)
Apollo Group Cl A                              22,940(b)            $1,800,789
Danaher                                        21,350                1,177,026
General Electric                               45,800                1,670,784
Tyco Intl                                      18,690(c)               540,702
Total                                                                5,189,301

Real estate investment trust (1.0%)
Starwood Hotels &
  Resorts Worldwide Unit                       15,600                  873,132

Retail -- general (5.6%)
Abercrombie & Fitch Cl A                        7,620                  436,855
CDW                                            10,930                  635,907
Lowe's Companies                               19,630                1,123,032
PETsMART                                       21,540                  684,326
Target                                          8,740                  469,338
Wal-Mart Stores                                33,280                1,571,815
Total                                                                4,921,273

Telecom equipment & services (3.5%)
Crown Castle Intl                              30,100(b)               535,178
QUALCOMM                                       49,020                1,826,485
Research In Motion                              9,260(b,c)             766,913
Total                                                                3,128,576

Total common stocks
(Cost: $81,333,726)                                                $84,942,123

Short-term securities (3.6%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
BNP Paribas North America
   06-01-05               3.06%            $2,100,000               $2,099,822
HSBC Finance
   06-01-05               3.07              1,100,000                1,099,906

Total short-term securities
(Cost: $3,200,000)                                                  $3,199,728

Total investments in securities
(Cost: $84,533,726)(d)                                             $88,141,851

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 6.5% of net assets.

(d) At May 31, 2005, the cost of securities for federal income tax purposes was $85,318,459 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 4,226,009
      Unrealized depreciation                                       (1,402,617)
                                                                    ----------
      Net unrealized appreciation                                  $ 2,823,392
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Growth Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $84,533,726)                                                                                $88,141,851
Cash in bank on demand deposit                                                                                       71,333
Capital shares receivable                                                                                               377
Dividends and accrued interest receivable                                                                            60,607
Receivable for investment securities sold                                                                           774,586
                                                                                                                    -------
Total assets                                                                                                     89,048,754
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               15,000
Payable for investment securities purchased                                                                         493,014
Accrued investment management services fee                                                                            7,585
Accrued distribution fee                                                                                              1,300
Accrued transfer agency fee                                                                                             605
Accrued administrative services fee                                                                                     583
Other accrued expenses                                                                                               67,421
                                                                                                                     ------
Total liabilities                                                                                                   585,508
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                              $88,463,246
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $   152,489
Additional paid-in capital                                                                                       86,018,399
Excess of distributions over net investment income                                                                  (10,011)
Accumulated net realized gain (loss) (Note 6)                                                                    (1,305,756)
Unrealized appreciation (depreciation) on investments                                                             3,608,125
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $88,463,246
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $18,325,202
                                                            Class B                                             $ 6,916,701
                                                            Class C                                             $   318,666
                                                            Class I                                             $62,881,753
                                                            Class Y                                             $    20,924
Net asset value per share of outstanding capital stock:     Class A shares              3,167,522               $      5.79
                                                            Class B shares              1,216,017               $      5.69
                                                            Class C shares                 55,965               $      5.69
                                                            Class I shares             10,805,834               $      5.82
                                                            Class Y shares                  3,597               $      5.82
                                                                                            -----               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Partners Growth Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                $  705,260
Interest                                                                                                     45,873
                                                                                                             ------
Total income                                                                                                751,133
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          410,475
Distribution fee
   Class A                                                                                                   41,230
   Class B                                                                                                   53,576
   Class C                                                                                                    2,998
Transfer agency fee                                                                                          37,898
Incremental transfer agency fee
   Class A                                                                                                    2,859
   Class B                                                                                                    2,007
   Class C                                                                                                      152
Service fee -- Class Y                                                                                           72
Administrative services fees and expenses                                                                    31,978
Compensation of board members                                                                                11,589
Custodian fees                                                                                               76,134
Printing and postage                                                                                         28,880
Registration fees                                                                                            56,527
Audit fees                                                                                                   18,000
Other                                                                                                         1,566
                                                                                                              -----
Total expenses                                                                                              775,941
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (14,576)
                                                                                                            -------
                                                                                                            761,365
   Earnings credits on cash balances (Note 2)                                                                  (221)
                                                                                                               ----
Total net expenses                                                                                          761,144
                                                                                                            -------
Investment income (loss) -- net                                                                             (10,011)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (1,247,258)
Net change in unrealized appreciation (depreciation) on investments                                       3,346,651
                                                                                                          ---------
Net gain (loss) on investments                                                                            2,099,393
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $ 2,089,382
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Growth Fund

Year ended May 31,                                                                         2005                      2004
Operations and distributions
Investment income (loss) -- net                                                       $   (10,011)              $   (62,968)
Net realized gain (loss) on investments                                                (1,247,258)                  521,510
Net change in unrealized appreciation (depreciation) on investments                     3,346,651                   (10,601)
                                                                                        ---------                   -------
Net increase (decrease) in net assets resulting from operations                         2,089,382                   447,941
                                                                                        ---------                   -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  --                    (1,506)
      Class Y                                                                                  --                       (10)
   Net realized gain
      Class A                                                                             (92,591)                 (171,439)
      Class B                                                                             (29,023)                  (45,489)
      Class C                                                                              (1,624)                   (2,577)
      Class I                                                                            (199,970)                       --
      Class Y                                                                                (450)                     (501)
                                                                                             ----                      ----
Total distributions                                                                      (323,658)                 (221,522)
                                                                                         --------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             11,788,705                 7,945,240
   Class B shares                                                                       4,671,700                 4,300,614
   Class C shares                                                                         143,654                   283,357
   Class I shares                                                                      53,097,765                 8,340,461
   Class Y shares                                                                           8,400                    61,057
Reinvestment of distributions at net asset value
   Class A shares                                                                          67,151                    74,720
   Class B shares                                                                          28,562                    44,906
   Class C shares                                                                           1,430                     2,310
   Class I shares                                                                         199,920                        --
   Class Y shares                                                                             389                       261
Payments for redemptions
   Class A shares                                                                      (5,594,994)                 (917,424)
   Class B shares (Note 2)                                                             (1,804,107)                 (484,909)
   Class C shares (Note 2)                                                                (92,644)                  (30,458)
   Class I shares                                                                        (338,157)                     (120)
   Class Y shares                                                                         (62,518)                   (3,374)
                                                                                          -------                    ------
Increase (decrease) in net assets from capital share transactions                      62,115,256                19,616,641
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                63,880,980                19,843,060
Net assets at beginning of year                                                        24,582,266                 4,739,206
                                                                                       ----------                 ---------
Net assets at end of year                                                             $88,463,246               $24,582,266
                                                                                      ===========               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 71.08% of the Fund's net assets.

At May 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned approximately 73% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
19   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
20   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been decreased by $164 resulting in a net reclassification adjustment to decrease paid-in capital by $164.

The tax character of distributions paid for the periods indicated is as follows:

Year ended May 31,                                        2005           2004
Class A
Distributions paid from:
     Ordinary income                                  $ 88,975       $172,945
     Long-term capital gain                              3,616             --
Class B
Distributions paid from:
     Ordinary income                                    27,890         45,489
     Long-term capital gain                              1,133             --
Class C
Distributions paid from:
     Ordinary income                                     1,561          2,577
     Long-term capital gain                                 63             --
Class I*
Distributions paid from:
     Ordinary income                                   192,161             --
     Long-term capital gain                              7,809             --
Class Y
Distributions paid from:
     Ordinary income                                       432            511
     Long-term capital gain                                 18             --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $  114,493
Accumulated long-term gain (loss)                                  $ (645,527)
Unrealized appreciation (depreciation)                             $2,823,392

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $31,784 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP (Wellington Management). Effective April 26, 2005, Wellington Management replaced Eagle Asset Management, Inc. as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
22   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $104,745 for Class A, $3,686 for Class B and $22 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.50% for Class A, 2.27% for Class B, 2.27% for Class C and 1.31% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $9,453, $3,027, $206 and $56, respectively, and the management fees waived at the Fund level were $1,834. Beginning June 1, 2005, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.18% for Class I and 1.31% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $221 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $125,234,920 and $66,870,183, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $38 for the year ended May 31, 2005.

--------------------------------------------------------------------------------
23   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended May 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,084,450      834,684        25,569    9,402,843        1,538
Issued for reinvested distributions            11,459        4,941           247       34,000           66
Redeemed                                     (988,146)    (325,363)      (16,466)     (56,958)     (11,105)
                                             --------     --------       -------      -------      -------
Net increase (decrease)                     1,107,763      514,262         9,350    9,379,885       (9,501)
                                            ---------      -------         -----    ---------       ------

                                                              Year ended May 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        1,357,844      742,943        48,730    1,425,969       10,048
Issued for reinvested distributions            12,861        7,783           400           --           45
Redeemed                                     (155,187)     (83,494)       (5,093)         (20)        (551)
                                             --------      -------        ------          ---         ----
Net increase (decrease)                     1,215,518      667,232        44,037    1,425,949        9,542
                                            ---------      -------        ------    ---------        -----

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

6. CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund has a capital loss carry-over of $645,527 at May 31, 2005, that if not offset by capital gains will expire as follows:

                                  2013        2014
                                $320,705    $324,822

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.79            $5.36             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.01)            (.02)               --
Net gains (losses) (both realized and unrealized)                                   .04              .57               .25
                                                                                  -----            -----             -----
Total from investment operations                                                    .03              .55               .25
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.79            $5.79             $5.36
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $18              $12                $5
Ratio of expenses to average daily net assets(c),(d)                              1.50%            1.40%             1.20%(e)
Ratio of net investment income (loss) to average daily net assets                 (.18%)           (.48%)             .16%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                    .52%           10.32%             4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.56%, 3.06% and 23.71% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.74            $5.35             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.04)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                                   .02              .54               .25
                                                                                  -----            -----             -----
Total from investment operations                                                   (.02)             .51               .24
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.69            $5.74             $5.35
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                              $7               $4               $--
Ratio of expenses to average daily net assets(c),(d)                              2.27%            2.17%             1.89%(e)
Ratio of net investment income (loss) to average daily net assets                 (.97%)          (1.25%)            (.78%)(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                   (.34%)           9.57%             4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.34%, 3.83% and 24.48% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.75            $5.35             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                       (.05)            (.03)             (.01)
Net gains (losses) (both realized and unrealized)                                   .02              .55               .25
                                                                                  -----            -----             -----
Total from investment operations                                                   (.03)             .52               .24
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.69            $5.75             $5.35
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                              2.27%            2.18%             1.86%(e)
Ratio of net investment income (loss) to average daily net assets                 (.94%)          (1.27%)            (.53%)(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                   (.52%)           9.75%             4.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.35%, 3.83% and 24.49% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004(b)
Net asset value, beginning of period                                              $5.80            $6.10
                                                                                  -----            -----
Income from investment operations:
Net investment income (loss)                                                        .01             (.01)
Net gains (losses) (both realized and unrealized)                                   .04             (.29)
                                                                                  -----            -----
Total from investment operations                                                    .05             (.30)
                                                                                  -----            -----
Less distributions:
Distributions from realized gains                                                  (.03)              --
                                                                                  -----            -----
Net asset value, end of period                                                    $5.82            $5.80
                                                                                  -----            -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $63               $8
Ratio of expenses to average daily net assets(c)                                  1.11%            1.03%(d),(e)
Ratio of net investment income (loss) to average daily net assets                  .22%             .03%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%
Total return(f)                                                                    .88%           (4.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2005             2004              2003(b)
Net asset value, beginning of period                                              $5.81            $5.36             $5.11
                                                                                  -----            -----             -----
Income from investment operations:
Net investment income (loss)                                                        .01             (.01)               --
Net gains (losses) (both realized and unrealized)                                   .03              .58               .25
                                                                                  -----            -----             -----
Total from investment operations                                                    .04              .57               .25
                                                                                  -----            -----             -----
Less distributions:
Distributions from realized gains                                                  (.03)            (.12)               --
                                                                                  -----            -----             -----
Net asset value, end of period                                                    $5.82            $5.81             $5.36
                                                                                  -----            -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                             $--              $--               $--
Ratio of expenses to average daily net assets(c),(d)                              1.31%            1.22%             1.07%(e)
Ratio of net investment income (loss) to average daily net assets                  .09%            (.33%)             .31%(e)
Portfolio turnover rate (excluding short-term securities)                          122%              66%               10%
Total return(f)                                                                    .70%           10.72%             4.89%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.39%, 2.87% and 23.53% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005 and the financial highlights for each of the years in the two-year period ended May 31, 2005, and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Growth Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
30   ---   AXP PARTNERS GROWTH FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Select Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (99.1%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.9%)
Curtiss-Wright                                 94,000               $5,139,920
Empresa Brasileira
  de Aeronautica ADR                           29,000(c)               878,700
Fairchild Cl A                                252,800(b)               581,440
Honeywell Intl                                290,000               10,506,700
Northrop Grumman                               10,000                  557,200
Precision Castparts                            50,001                3,886,578
Sequa Cl A                                     15,000(b)               870,000
Sequa Cl B                                     25,000(b)             1,481,500
Titan                                          50,000(b)             1,100,000
United Defense Inds                            60,000                4,470,600
Total                                                               29,472,638

Automotive & related (4.6%)
Autoliv                                         2,000(c)                92,820
AutoNation                                    300,000(b)             5,997,000
BorgWarner                                     40,000                2,138,400
DaimlerChrysler                                25,000(c)             1,007,250
Dana                                          516,100                6,993,155
GenCorp                                       165,000(b)             3,118,500
Genuine Parts                                 150,000                6,444,000
Johnson Controls                               10,000                  566,600
Midas                                          70,000(b)             1,645,000
Modine Mfg                                    120,000                3,648,000
Navistar Intl                                  75,000(b)             2,288,250
PACCAR                                          6,000                  424,500
Raytech                                        26,000                   40,300
Total                                                               34,403,775

Banks and savings & loans (2.0%)
Bank of America                                60,000                2,779,200
BB&T                                            7,000                  279,580
Compass Bancshares                             10,000                  445,700
Deutsche Bank                                  42,000(c,d)           3,272,640
Hibernia Cl A                                  45,500                1,462,825
M&T Bank                                       14,000                1,429,960
Mellon Financial                               22,000                  610,720
Northern Trust                                 12,000                  551,040
PNC Financial Services Group                   25,000                1,366,250
State Street                                    6,000                  288,000
Wilmington Trust                               65,000                2,328,950
Total                                                               14,814,865

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Beverages & tobacco (4.6%)
Allied Domecq ADR                             108,000(c)            $5,470,200
Anheuser-Busch Companies                       20,000                  937,000
Brown-Forman Cl A                              50,000                3,064,500
Coca-Cola                                     140,000                6,248,199
Diageo ADR                                     90,000(c)             5,230,800
Fomento Economico
  Mexicano ADR                                 72,774(c)             3,984,377
Fortune Brands                                 10,000                  865,000
Gallaher Group ADR                             15,000(c)               923,850
PepsiAmericas                                 100,000                2,422,000
PepsiCo                                        13,000                  731,900
Swedish Match                                 400,000(c)             4,586,295
Total                                                               34,464,121

Broker dealers (0.4%)
Bear Stearns Companies                          7,000                  693,280
BKF Capital Group                               5,000                  181,500
Merrill Lynch & Co                             35,000                1,899,100
Total                                                                2,773,880

Building materials & construction (0.6%)
Southern Energy Homes                           1,500(b)                 8,400
Tredegar                                       20,000                  305,000
Watts Water Technologies Cl A                 130,000                4,527,900
Total                                                                4,841,300

Cable (2.8%)
Cablevision Systems Cl A                      670,000(b)            17,138,600
Comcast Cl A                                   35,000(b)             1,127,000
EchoStar Communications Cl A                  110,000                3,215,300
Total                                                               21,480,900

Cellular telecommunications (1.9%)
Nextel Communications Cl A                     10,000(b)               301,800
O2 745,000(b,c)                             1,725,828
Rogers Communications Cl B                    155,000(c)             4,701,150
US Cellular                                   145,000(b)             6,820,800
Western Wireless Cl A                          15,000(b)               597,150
Total                                                               14,146,728

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Chemicals (1.3%)
Albemarle                                      20,000                 $760,800
Ecolab                                         44,000                1,422,520
Ferro                                         100,000                1,924,000
Givaudan                                          250(c)               148,834
Great Lakes Chemical                           40,000                1,356,000
HB Fuller                                      10,000                  324,000
Hercules                                      200,000(b)             2,764,000
MacDermid                                      20,000                  582,200
Omnova Solutions                               80,000(b)               324,800
Total                                                                9,607,154

Electronics (2.2%)
CTS                                           225,000                2,396,250
Cypress Semiconductor                          40,000(b)               517,200
Magnetek                                       10,000(b)                22,100
Mykrolis                                       25,000(b)               337,250
Texas Instruments                             205,000                5,666,200
Thomas & Betts                                255,100(b)             7,877,488
Total                                                               16,816,488

Energy (4.9%)
BP ADR                                         25,000(c)             1,505,000
Burlington Resources                           40,000                2,027,200
Cabot Oil & Gas                                44,100                1,382,535
Chevron                                        85,000                4,571,300
ConocoPhillips                                 75,000                8,088,000
Devon Energy                                   84,000                3,855,600
Exxon Mobil                                   150,000                8,430,000
Kerr-McGee                                     16,000                1,181,760
Royal Dutch Petroleum                          75,000(c)             4,393,500
Unocal                                         20,000                1,139,800
Total                                                               36,574,695

Energy equipment & services (0.1%)
Transocean                                     15,000(b)               747,150

Engineering & construction (0.1%)
Palm Harbor Homes                              24,800(b)               464,504

Environmental services (2.2%)
Allied Waste Inds                             240,000(b)             1,850,400
Republic Services                             150,000                5,322,000
Waste Management                              310,000                9,141,900
Total                                                               16,314,300

Financial services (0.5%)
H&R Block                                      22,000                1,098,240
St. Joe                                         4,500                  354,915
T Rowe Price Group                             40,000                2,386,400
Total                                                                3,839,555

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Food (8.4%)
Archer-Daniels-Midland                        500,000               $9,925,000
Cadbury Schweppes ADR                         100,000(c)             3,942,000
Campbell Soup                                 100,000                3,103,000
Corn Products Intl                            160,000                3,534,400
Del Monte Foods                               320,000(b)             3,340,800
Dreyer's Grand Ice Cream Holdings              75,000                6,086,250
Flowers Foods                                  75,000                2,448,750
General Mills                                 220,000               10,890,000
Groupe Danone ADR                             125,000(c,d)           2,300,000
Hershey                                        19,000                1,219,990
HJ Heinz                                       90,000                3,273,300
JM Smucker                                     12,000                  597,720
Ralcorp Holdings                               10,000                  381,400
Sensient Technologies                         270,000                5,494,500
Tootsie Roll Inds                              15,276                  472,792
WM Wrigley Jr                                  90,000                6,144,300
Total                                                               63,154,202

Furniture & appliances (0.3%)
Aaron Rents Cl A                                4,500                   90,990
Fedders                                        35,000                   77,700
Thomas Inds                                    45,000                1,794,150
Total                                                                1,962,840

Health care products (3.9%)
Abbott Laboratories                            16,000                  771,840
Bio-Rad Laboratories Cl A                       5,000(b)               269,400
BIOLASE Technology                             44,000(d)               310,640
Bristol-Myers Squibb                          110,000                2,789,600
DENTSPLY Intl                                  15,000                  855,750
Eli Lilly & Co                                 85,000                4,955,500
INAMED                                         50,000(b)             3,111,500
IVAX                                           40,000(b)               786,000
Merck & Co                                     70,000                2,270,800
Orthofix Intl                                  25,000(b,c)           1,146,000
Patterson Companies                            50,000(b)             2,269,500
Pfizer                                        220,000                6,138,000
Sybron Dental Specialties                      60,000(b)             2,224,200
Wyeth                                          20,000                  867,400
Young Innovations                              10,100                  375,114
Zimmer Holdings                                 1,000(b)                76,580
Total                                                               29,217,824

Health care services (1.1%)
Chemed                                        100,000                4,228,000
Henry Schein                                   80,000(b)             3,223,200
Matthews Intl Cl A                             20,000                  739,800
Owens & Minor                                  10,000                  310,000
Total                                                                8,501,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Home building (1.0%)
Cavalier Homes                                 53,000(b)              $193,450
Cavco Inds                                     30,000(b)               807,300
Champion Enterprises                          225,000(b)             2,189,250
Fleetwood Enterprises                         245,000(b)             2,344,650
Nobility Homes                                 10,800                  270,972
Skyline                                        40,400                1,579,640
Total                                                                7,385,262

Household products (2.4%)
Church & Dwight                               120,000                4,339,200
Clorox                                         32,000                1,869,120
Colgate-Palmolive                              12,000                  599,640
Energizer Holdings                             65,000(b)             4,087,200
Procter & Gamble                              123,000                6,783,450
Weider Nutrition Intl                         110,000(b)               448,800
Total                                                               18,127,410

Industrial transportation (0.3%)
GATX                                           60,000                2,002,200
Norfolk Southern                               11,000                  351,120
Total                                                                2,353,320

Insurance (0.9%)
Alleghany                                      10,200(b)             2,858,550
American Intl Group                            15,000                  833,250
Argonaut Group                                 15,000(b)               314,100
Fidelity Natl Financial                        18,000                  647,820
Phoenix Companies                              50,000                  575,000
Unitrin                                        35,000                1,742,650
Total                                                                6,971,370

Leisure time & entertainment (2.2%)
Canterbury Park Holding                        55,000(b)               938,850
Cendant                                        65,000                1,378,650
Churchill Downs                                30,000                1,291,800
Coachmen Inds                                  30,000                  367,500
Dover Motorsports                              70,000                  403,200
Gemstar-TV Guide Intl                         800,000(b)             2,720,000
Magna Entertainment Cl A                       50,000(b,c)             266,000
Six Flags                                     145,000(b)               639,450
Topps                                         100,000                  932,000
Viacom Cl A                                   213,000                7,335,720
Total                                                               16,273,170

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Lodging & gaming (3.6%)
Aztar                                         110,000(b)            $3,513,400
Dover Downs Gaming &
  Entertainment                                60,000                  709,800
Gaylord Entertainment                         100,000(b)             4,203,000
Hilton Group                                1,400,000(c)             7,230,354
Hilton Hotels                                 260,000                6,299,800
Kerzner Intl                                   16,000(b,c)             985,280
MGM Mirage                                     96,000(b)             3,656,640
Pinnacle Entertainment                         20,000(b)               348,600
Total                                                               26,946,874

Machinery (3.1%)
Clarcor                                        76,000                2,134,840
CNH Global                                    180,000(c)             3,209,400
Deere & Co                                    177,000               11,708,550
Donaldson                                      24,000                  770,400
Flowserve                                      63,000(b)             1,856,610
Oshkosh Truck                                  38,000                3,030,120
SL Inds                                         8,000(b)               136,560
Thermo Electron                                30,000(b)               789,600
Total                                                               23,636,080

Media (19.4%)
Beasley Broadcast Group Cl A                   80,000(b)             1,286,400
Belo Cl A                                      30,000                  737,400
Cox Radio Cl A                                 25,000(b)               406,750
DIRECTV Group                                  90,000(b)             1,343,700
Emmis Communications Cl A                      30,000(b)               532,800
EW Scripps Cl A                               110,000                5,621,000
Fisher Communications                          55,200(b)             2,806,368
Granite Broadcasting                           60,000(b)                10,200
Gray Television                               140,000                1,645,000
Grupo Televisa ADR                             60,000(c)             3,600,000
IAC/InterActiveCorp                            65,000(b,d)           1,592,500
Journal Communications Cl A                    68,000                1,139,000
Journal Register                               40,000(b)               664,400
Knight-Ridder                                  65,000                4,100,200
Lee Enterprises                                32,000                1,328,000
Liberty                                         3,000                  108,330
Liberty Media Cl A                          1,400,000(b)            14,546,000
Liberty Media Intl Cl A                       120,000(b)             5,029,200
LIN TV Cl A                                   160,000(b)             2,328,000
McClatchy Cl A                                 28,000                1,932,000
McGraw-Hill Companies                          50,000                2,183,000
Media General Cl A                            110,000                6,721,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Media (cont.)
New York Times Cl A                           135,000               $4,234,950
News Corp Cl A                              1,212,286               19,554,173
Paxson Communications                         100,000(b)                75,000
PRIMEDIA                                      300,000(b)             1,095,000
Pulitzer                                      153,000                9,785,880
Reader's Digest Assn                          136,896                2,319,018
Salem Communications Cl A                      20,000(b)               363,400
Sinclair Broadcast Group Cl A                 320,000                2,819,200
Thomas Nelson                                  35,000                  813,750
Time Warner                                   770,000(b)            13,398,000
Tribune                                       315,000               11,396,700
Vivendi Universal ADR                         300,000(c)             9,174,000
Walt Disney                                   400,000               10,976,000
Yahoo!                                         20,000(b)               744,000
Young Broadcasting Cl A                       130,000(b)               748,800
Total                                                              147,159,119

Miscellaneous (0.5%)
Middlesex Water                                27,000                  522,180
Rollins                                        76,500                1,560,600
SJW                                            40,000                1,688,000
Total                                                                3,770,780

Multi-industry (4.1%)
Acuity Brands                                   5,000                  122,750
AMETEK                                         35,000                1,338,050
Cooper Inds Cl A                              181,000               12,478,140
Crane                                         120,000                3,152,400
Imagistics Intl                                14,000(b)               377,160
ITT Inds                                      115,000               10,925,000
Park-Ohio Holdings                             30,000(b)               457,500
Sony ADR                                       45,000(c)             1,677,150
Tyco Intl                                      13,000(c)               376,090
Total                                                               30,904,240

Paper & packaging (0.7%)
Greif Cl A                                     67,000                4,869,560
Sealed Air                                     10,000(b)               517,900
Total                                                                5,387,460

Precious metals (0.6%)
Barrick Gold                                   35,000(c)               804,650
Newmont Mining                                100,000                3,724,000
Total                                                                4,528,650

Real estate investment trust (0.1%)
Starwood Hotels & Resorts
  Worldwide Unit                               17,000                  951,490

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Restaurants (--%)
Steak n Shake                                   7,000(b)              $144,130

Retail -- general (1.1%)
Costco Wholesale                               12,000                  545,040
CSK Auto                                      175,000(b)             2,962,750
Home Depot                                      2,000                   78,700
Nashua                                         40,000(b)               360,000
Neiman Marcus Group Cl A                       38,000                3,668,900
Neiman Marcus Group Cl B                        6,000                  582,300
Total                                                                8,197,690

Retail -- grocery (0.9%)
Albertson's                                   105,000                2,203,950
Safeway                                       195,000(b)             4,291,950
Total                                                                6,495,900

Telecom equipment & services (2.0%)
Cincinnati Bell                               490,000(b)             1,935,500
Corning                                        80,000(b)             1,254,400
Motorola                                      105,000                1,823,850
Qwest Communications Intl                     950,000(b)             3,724,000
Sycamore Networks                              40,000(b)               135,200
Telephone & Data Systems                       85,000                3,293,750
Telephone & Data Systems
  Special Shares                               85,000(b)             3,230,000
Total                                                               15,396,700

Utilities -- electric (6.5%)
Allegheny Energy                              220,000(b,d)           5,319,600
Aquila                                        400,000(b)             1,496,000
CH Energy Group                                23,500                1,062,200
CMS Energy                                    150,000(b)             1,984,500
DPL                                           110,000                2,784,100
Duquesne Light Holdings                       160,000                3,044,800
Edison Intl                                    85,000                3,123,750
El Paso Electric                              224,000(b)             4,495,680
Energy East                                   160,000                4,480,000
FirstEnergy                                    10,000                  443,000
FPL Group                                      50,000                2,032,500
Great Plains Energy                            25,000                  787,500
Northeast Utilities                           185,000                3,664,850
NSTAR                                          80,000                4,683,200
PG&E                                           34,000                1,216,180
TECO Energy                                    35,000                  618,800
TXU                                             3,500                  280,980
Westar Energy                                  83,000                1,914,810
Xcel Energy                                   300,000                5,529,000
Total                                                               48,961,450

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- natural gas (0.7%)
El Paso                                       230,000               $2,378,200
Kinder Morgan                                   4,000                  310,840
ONEOK                                          45,000                1,388,250
Southwest Gas                                  62,000                1,548,760
Total                                                                5,626,050

Utilities -- telephone (3.2%)
AT&T                                           70,000                1,315,300
BCE                                           100,000(c)             2,300,000
BellSouth                                      40,000                1,070,400
BT Group ADR                                   25,000(c)               981,250
CenturyTel                                     60,000                1,967,400
Citizens Communications                        90,000                1,227,600
Commonwealth
  Telephone Enterprises                       120,000(b)             6,270,000
Sprint                                        372,500                8,824,525
Total                                                               23,956,475

Total common stocks
(Cost: $592,544,998)                                              $746,771,539

Short-term securities (2.3%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Chariot Funding LLC
   06-03-05               3.02%            $9,600,000               $9,597,584
CRC Funding LLC
   06-01-05               3.05              8,100,000                8,099,314

Total short-term securities
(Cost: $17,698,389)                                                $17,696,898

Total investments in securities
(Cost: $610,243,387)(f)                                           $764,468,437

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 10.1% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.2% of net assets. See Note 6 to the financial statements. 1.1% of net assets is the Fund's cash equivalent position.

(f) At May 31, 2005, the cost of securities for federal income tax purposes was $614,235,995 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $173,610,374
      Unrealized depreciation                                      (23,377,932)
                                                                   -----------
      Net unrealized appreciation                                 $150,232,442
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $610,243,387)                                                                            $764,468,437
Capital shares receivable                                                                                           216,556
Dividends and accrued interest receivable                                                                         1,216,213
Receivable for investment securities sold                                                                         1,166,104
                                                                                                                  ---------
Total assets                                                                                                    767,067,310
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   182,248
Capital shares payable                                                                                              171,419
Payable for investment securities purchased                                                                       3,761,137
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                           116
Payable upon return of securities loaned (Note 6)                                                                 8,880,000
Accrued investment management services fee                                                                           63,959
Accrued distribution fee                                                                                             38,044
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                          16,527
Accrued administrative services fee                                                                                   4,833
Other accrued expenses                                                                                              145,797
                                                                                                                    -------
Total liabilities                                                                                                13,264,081
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $753,803,229
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,141,292
Additional paid-in capital                                                                                      636,004,250
Undistributed net investment income                                                                                 581,104
Accumulated net realized gain (loss) (Note 9)                                                                   (38,144,596)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 5)                                154,221,179
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                       $753,803,229
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $525,317,144
                                                           Class B                                             $202,624,816
                                                           Class C                                             $ 11,856,832
                                                           Class I                                             $ 13,938,125
                                                           Class Y                                             $     66,312
Net asset value per share of outstanding capital stock:    Class A shares              79,034,723              $       6.65
                                                           Class B shares              31,180,806              $       6.50
                                                           Class C shares               1,824,372              $       6.50
                                                           Class I shares               2,079,347              $       6.70
                                                           Class Y shares                   9,928              $       6.68
                                                                                            -----              ------------
* Including securities on loan, at value (Note 6)                                                              $  8,439,300
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $11,442,713
Interest                                                                                                            494,569
Fee income from securities lending (Note 6)                                                                          72,941
     Less foreign taxes withheld                                                                                   (156,149)
                                                                                                                   --------
Total income                                                                                                     11,854,074
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                5,256,934
Distribution fee
     Class A                                                                                                      1,225,074
     Class B                                                                                                      1,930,026
     Class C                                                                                                        115,118
Transfer agency fee                                                                                               1,346,334
Incremental transfer agency fee
     Class A                                                                                                        100,955
     Class B                                                                                                         73,697
     Class C                                                                                                          4,535
Service fee -- Class Y                                                                                                   73
Administrative services fees and expenses                                                                           427,460
Compensation of board members                                                                                        10,964
Custodian fees                                                                                                       77,571
Printing and postage                                                                                                202,035
Registration fees                                                                                                    90,302
Audit fees                                                                                                           20,000
Other                                                                                                                33,315
                                                                                                                     ------
Total expenses                                                                                                   10,914,393
     Earnings credits on cash balances (Note 2)                                                                     (11,157)
                                                                                                                    -------
Total net expenses                                                                                               10,903,236
                                                                                                                 ----------
Investment income (loss) -- net                                                                                     950,838
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                              12,367,834
     Foreign currency transactions                                                                                    8,936
                                                                                                                      -----
Net realized gain (loss) on investments                                                                          12,376,770
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          56,281,462
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            68,658,232
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $69,609,070
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund

Year ended May 31,                                                                         2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $    950,838              $   (884,870)
Net realized gain (loss) on investments                                                12,376,770                 8,071,299
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  56,281,462                57,125,688
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        69,609,070                64,312,117
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (266,155)                 (146,001)
      Class I                                                                             (24,197)                       --
      Class Y                                                                                 (54)                      (55)
   Net realized gain
      Class A                                                                          (7,660,989)                 (309,482)
      Class B                                                                          (3,625,894)                 (173,020)
      Class C                                                                            (218,709)                  (10,594)
      Class I                                                                            (237,243)                       --
      Class Y                                                                              (1,417)                      (79)
                                                                                      -----------                  --------
Total distributions                                                                   (12,034,658)                 (639,231)
                                                                                      -----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            124,796,537               160,489,888
   Class B shares                                                                      46,615,268                76,761,401
   Class C shares                                                                       2,552,513                 5,077,931
   Class I shares                                                                      18,507,892                 6,411,201
   Class Y shares                                                                           8,825                    23,923
Fund merger (Note 8)
   Class A shares                                                                     125,319,243                        --
   Class B shares                                                                      15,378,619                        --
   Class C shares                                                                          69,498                        --
   Class Y shares                                                                           2,180                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                       7,833,011                   452,142
   Class B shares                                                                       3,585,007                   171,192
   Class C shares                                                                         214,147                    10,393
   Class I shares                                                                         261,274                        --
   Class Y shares                                                                           1,200                       110
Payments for redemptions
   Class A shares                                                                     (97,118,862)              (34,809,323)
   Class B shares (Note 2)                                                            (48,962,547)              (20,273,421)
   Class C shares (Note 2)                                                             (2,312,130)               (1,398,808)
   Class I shares                                                                     (12,686,046)                  (14,053)
   Class Y shares                                                                         (21,951)                  (11,811)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                     184,043,678               192,890,765
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               241,618,090               256,563,651
Net assets at beginning of year                                                       512,185,139               255,621,488
                                                                                      -----------               -----------
Net assets at end of year                                                            $753,803,229              $512,185,139
                                                                                     ============              ============
Undistributed net investment income                                                  $    581,104              $         --
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 1.85% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT
closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT
is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $86,701 and accumulated net realized loss has been decreased by $86,701.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

Year ended May 31,                                        2005           2004
Class A
Distributions paid from:
     Ordinary income                                $1,684,096       $455,483
     Long-term capital gain                          6,243,048             --
Class B
Distributions paid from:
     Ordinary income                                   757,570        173,020
     Long-term capital gain                          2,868,324             --
Class C
Distributions paid from:
     Ordinary income                                    45,862         10,594
     Long-term capital gain                            172,847             --
Class I
Distributions paid from:
     Ordinary income                                    61,540             --
     Long-term capital gain                            199,900             --
Class Y
Distributions paid from:
     Ordinary income                                       353            134
     Long-term capital gain                              1,118             --

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $    581,104
Accumulated long-term gain (loss)                                $    956,100
Unrealized appreciation (depreciation)                           $115,120,483

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP Partners Select Value Fund would not experience a dilution in their share of the Fund's income or capital gains.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $211,710 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,459,628 for Class A, $160,622 for Class B and $1,763 for Class C for the year ended May 31, 2005.

Beginning June 9, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.00% for Class I and 1.17% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $11,157 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $253,871,872 (including $118,645,347 from AXP Progressive Fund that was acquired in the fund merger as described in Note 8) and $80,567,017, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $143,463 for the year ended May 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended May 31, 2005
                                              Class A        Class B      Class C        Class I      Class Y
Sold                                       19,869,943      7,503,894      411,826      2,943,689        1,333
Fund merger                                20,446,384      2,546,185       11,514             --          354
Issued for reinvested distributions         1,236,257        579,169       34,602         40,658          190
Redeemed                                  (15,196,659)    (7,992,356)    (367,779)    (1,940,095)      (3,331)
                                          -----------     ----------     --------     ----------       ------
Net increase (decrease)                    26,355,925      2,636,892       90,163      1,044,252       (1,454)
                                           ----------      ---------       ------      ---------       ------

                                                               Year ended May 31, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                       27,997,866     13,591,264      900,081      1,037,376        4,387
Issued for reinvested distributions            76,635         29,364        1,783             --           19
Redeemed                                   (5,954,568)    (3,578,009)    (244,224)        (2,281)      (2,067)
                                           ----------     ----------     --------         ------       ------
Net increase (decrease)                    22,119,933     10,042,619      657,640      1,035,095        2,339
                                           ----------     ----------      -------      ---------        -----

* Inception date was March 4, 2004.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2005, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                   Currency to Currency to Unrealized Unrealized Exchange date be delivered be received appreciation depreciation
June 3, 2005         2,101,103        1,156,358            $--            $116
                   U.S. Dollar    British Pound

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $8,439,300 were on loan to brokers. For collateral, the Fund received $8,880,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $72,941 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

8. FUND MERGER

At the close of business on June 25, 2004, AXP Partners Select Value Fund acquired the assets and assumed the identified liabilities of AXP Progressive Fund. The reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP Partners Select Value Fund immediately before the acquisition were $528,993,724 and the combined net assets immediately after the acquisition were $669,763,264.

The merger was accomplished by a tax-free exchange of 20,805,224 shares of AXP Progressive Fund valued at $140,769,540.

In exchange for the AXP Progressive Fund shares and net assets, AXP Partners Select Value Fund issued the following number of shares:

                                                                      Shares
Class A                                                            20,446,384
Class B                                                             2,546,185
Class C                                                                11,514
Class Y                                                                   354

AXP Progressive Fund's net assets at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income.

                                                                             Accumulated      Undistributed
                               Total          Capital        Unrealized     net realized     net investment
                            net assets         stock        appreciation        loss             income
AXP Progressive Fund       $140,769,540     164,701,388      $20,528,831    $(44,468,052)        $7,373

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $35,108,088 that if not offset by future capital gains realized after May 31, 2005 will expire as follows:

                    2010                    2011                   2012
                 $15,995,507             $16,604,151            $2,508,430

AXP Partners Select Value Fund acquired $41,800,438 of capital loss carry-overs in connection with the AXP Progressive Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.13        $5.11        $5.01         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .02           --          .01            --
Net gains (losses) (both realized and unrealized)                          .63         1.03          .10          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .65         1.03          .11          (.12)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.01)          --         (.01)           --
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.13)        (.01)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.65        $6.13        $5.11         $5.01
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $525         $323         $156           $40
Ratio of expenses to average daily net assets(c)                         1.33%        1.38%        1.44%(d)      1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .35%         .06%         .42%          .22%(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                         10.66%       20.17%        2.12%        (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.04        $5.07        $5.00         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .60         1.01          .08          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .58          .98          .07          (.13)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.50        $6.04        $5.07         $5.00
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $203         $172          $94           $25
Ratio of expenses to average daily net assets(c)                         2.09%        2.15%        2.20%(d)      2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.43%)       (.71%)       (.34%)        (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                          9.76%       19.27%        1.46%        (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.04        $5.07        $5.00         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                          .60         1.01          .08          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .58          .98          .07          (.13)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.50        $6.04        $5.07         $5.00
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $12          $10           $5            $2
Ratio of expenses to average daily net assets(c)                         2.09%        2.15%        2.20%(d)      2.26%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.43%)       (.71%)       (.34%)        (.49%)(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                          9.76%       19.27%        1.46%        (2.53%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $6.16        $6.34
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .04          .02
Net gains (losses) (both realized and unrealized)                          .63         (.20)
                                                                         -----        -----
Total from investment operations                                           .67         (.18)
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.01)          --
Distributions from realized gains                                         (.12)          --
                                                                         -----        -----
Total distributions                                                       (.13)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.70        $6.16
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $14           $6
Ratio of expenses to average daily net assets(c)                          .86%         .94%(d)
Ratio of net investment income (loss) to average daily net assets         .80%         .83%(d)
Portfolio turnover rate (excluding short-term securities)                  12%          15%
Total return(e)                                                         11.02%       (2.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.15        $5.12        $5.01         $5.13
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .03           --          .02            --
Net gains (losses) (both realized and unrealized)                          .63         1.04          .10          (.12)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .66         1.04          .12          (.12)
                                                                         -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                      (.01)          --         (.01)           --
Distributions from realized gains                                         (.12)        (.01)          --            --
                                                                         -----        -----        -----         -----
Total distributions                                                       (.13)        (.01)        (.01)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.68        $6.15        $5.12         $5.01
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.15%        1.22%        1.25%(d)      1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .51%         .21%         .63%          .22%(e)
Portfolio turnover rate (excluding short-term securities)                  12%          15%          31%            7%
Total return(f)                                                         10.81%       20.36%        2.35%        (2.34%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Select Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005, and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Select Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SELECT VALUE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.1%)
Esterline Technologies                          2,199(b)               $85,541
Hexcel                                         50,182(b)               819,973
Innovative Solutions & Support                  3,182(b)               110,224
Moog Cl A                                      25,150(b)               763,303
Teledyne Technologies                           2,659(b)                84,078
United Defense Inds                             1,782                  132,777
Total                                                                1,995,896

Airlines (1.6%)
AirTran Holdings                              119,900(b)             1,170,223
AMR                                            72,400(b)               933,960
Frontier Airlines                               3,830(b)                46,764
Mesa Air Group                                  3,254(b)                20,761
Pinnacle Airlines                              21,100(b)               206,780
Republic Airways Holdings                      29,200(b)               372,592
SkyWest Airlines                                5,511                  100,521
Total                                                                2,851,601

Automotive & related (1.9%)
Aftermarket Technology                          2,790(b)                42,799
American Axle & Mfg Holdings                   29,400                  608,579
Commercial Vehicle Group                        1,233(b)                22,675
Cummins                                         8,164                  554,744
Dollar Thrifty Automotive Group                 6,900(b)               248,331
Goodyear Tire & Rubber                         37,906(b)               545,467
LKQ                                             2,800(b)                69,496
Noble Intl                                        985                   20,340
Rush Enterprises Cl A                          24,400(b)               351,116
Shiloh Inds                                     3,160(b)                35,740
Tenneco Automotive                             23,014(b)               345,210
Thor Inds                                       8,000                  242,880
Titan Intl                                        403                    5,952
TRW Automotive Holdings                        14,364(b)               292,595
Total                                                                3,385,924

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (4.4%)
ACE Cash Express                                2,774(b)               $60,501
Amcore Financial                                  382                   10,643
Anchor BanCorp Wisconsin                          392                   10,827
BancFirst                                         841                   66,220
Bank of Hawaii                                 11,424                  556,692
Brookline Bancorp                              48,715                  740,468
Capital Crossing Bank                           1,425(b)                46,284
Center Financial                                  989                   21,135
City Holding                                    1,387                   46,853
City Natl                                       6,621                  470,290
Columbia Banking System                           550                   13,530
Community Trust Bancorp                           252                    7,462
Corus Bankshares                                3,433                  176,182
Cullen/Frost Bankers                            1,328                   59,242
Downey Financial                                9,921                  744,273
First BanCorp Puerto Rico                      11,184(c)               428,683
First Citizens BancShares Cl A                    547                   71,400
First Republic Bank                               524                   16,810
FirstFed Financial                              3,685(b)               199,653
Hanmi Financial                                13,500                  216,945
IndyMac Bancorp                                20,500                  843,575
Intl Bancshares                                 1,510                   54,405
Nelnet Cl A                                     3,673(b)               135,534
Old Second Bancorp                              1,184                   33,164
Pacific Capital Bancorp                         4,850                  163,930
PrivateBancorp                                  7,500                  253,425
R-G Financial Cl B                             14,477(c)               208,758
Santander BanCorp                                 225(c)                 4,950
Seacoast Banking Corporation
  of Florida                                   40,300                  816,881
Southwest Bancorp                                 929                   16,815
SVB Financial Group                               337(b)                16,095
Texas United Bancshares                         6,700                  116,513
West Coast Bancorp                                452                    9,836
Westcorp                                       25,092                1,215,455
Wilshire Bancorp                                  489                    6,518
Total                                                                7,859,947

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Broker dealers (0.9%)
Affiliated Managers Group                       8,200(b)              $546,940
Investment Technology Group                    55,900(b)             1,103,466
Total                                                                1,650,406

Building materials & construction (4.2%)
Beacon Roofing Supply                          20,200(b)               482,982
Building Material Holding                         411                   25,494
Drew Inds                                      13,600(b)               557,600
ElkCorp                                        43,700                1,442,100
Genlyte Group                                  21,200(b)               944,672
Louisiana-Pacific                              20,245                  509,769
Ryland Group                                   23,900                1,637,150
Texas Inds                                     10,584                  487,076
Trex                                            6,200(b)               239,010
USG                                            21,319(b)               977,476
Walter Inds                                     3,648                  154,675
Total                                                                7,458,004

Cable (0.7%)
Charter Communications Cl A                   388,000(b)               442,320
LodgeNet Entertainment                         46,403(b)               786,995
Total                                                                1,229,315

Chemicals (2.5%)
Cytec Inds                                     18,900                  787,374
Ferro                                          43,000                  827,320
FMC                                             4,797(b)               265,994
Georgia Gulf                                    1,723                   54,757
Hercules                                       78,300(b)             1,082,106
Minerals Technologies                          11,600                  780,680
Terra Inds                                     68,961(b)               437,902
WR Grace & Co                                  18,257(b)               188,412
Total                                                                4,424,545

Computer hardware (2.2%)
Agilysys                                       20,974                  322,580
IDX Systems                                    31,600(b)             1,008,040
Ingram Micro Cl A                              88,217(b)             1,394,710
Insight Enterprises                            10,700(b)               209,506
Phoenix Technologies                            4,391(b)                35,655
RadiSys                                        32,700(b)               528,759
Storage Technology                              1,600(b)                51,648
Western Digital                                31,753(b)               476,613
Total                                                                4,027,511

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer software & services (8.4%)
Acxiom                                         65,193               $1,202,811
Agile Software                                 61,200(b)               394,740
Ansoft                                          1,919(b)                42,794
Autodesk                                        3,644                  144,230
BISYS Group                                    56,200(b)               859,860
CACI Intl Cl A                                  7,000(b)               451,220
CCC Information Services Group                    529(b)                12,368
CheckFree                                      27,200(b)             1,015,376
Deluxe                                          4,119                  166,449
DocuCorp Intl                                   1,393(b)                 9,333
EarthLink                                      63,006(b)               668,494
Emageon                                         7,200(b)               111,240
Embarcadero Technologies                       83,900(b)               479,069
Extreme Networks                              134,500(b)               614,665
Harris Interactive                            181,800(b)               896,274
Hyperion Solutions                             21,200(b)               935,556
Inter-Tel                                       3,933                   80,744
Intergraph                                      3,446(b)               108,170
Lionbridge Technologies                        42,200(b)               210,156
NETGEAR                                         1,719(b)                33,813
Opsware                                       105,300(b)               523,341
Parametric Technology                         104,915(b)               631,588
Progress Software                               4,650(b)               135,641
Red Hat                                        98,500(b)             1,245,039
SeeBeyond Technology                          235,400(b)               701,492
SERENA Software                                29,600(b)               579,272
SM&A                                           91,887(b)               804,930
Sybase                                          4,374(b)                89,230
Take-Two Interactive Software                  38,350(b)               987,896
United Online                                   3,234                   41,848
Websense                                       18,100(b)               972,151
Total                                                               15,149,790

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (4.0%)
ADE                                             2,775(b)               $62,243
Agere Systems                                  67,950(b)               924,120
Amphenol Cl A                                   2,578                  109,281
Analogic                                        5,402                  229,531
Arrow Electronics                              19,726(b)               551,342
Avnet                                           6,121(b)               128,051
Bel Fuse Cl B                                   1,892                   56,571
Benchmark Electronics                          22,900(b)               725,243
Energy Conversion Devices                       1,025(b)                19,762
ESCO Technologies                               1,884(b)               159,669
Gerber Scientific                               8,575(b)                63,284
LoJack                                            948(b)                13,974
Measurement Specialties                        43,400(b)               841,960
MEMC Electronic Materials                      21,046(b)               288,330
Millipore                                         509(b)                26,208
OmniVision Technologies                        20,379(b)               322,396
ON Semiconductor                              231,200(b)             1,040,401
Photronics                                     22,035(b)               507,466
SigmaTel                                        4,927(b)               111,547
Stoneridge                                      7,026(b)                54,943
Universal Electronics                          34,200(b)               570,456
X-Rite                                         41,200                  455,672
Total                                                                7,262,450

Energy (3.1%)
Cabot Oil & Gas                                   352                   11,035
Comstock Resources                             34,800(b)               794,136
Forest Oil                                     14,418(b)               573,260
Frontier Oil                                    3,603                  176,223
FuelCell Energy                                60,400(b)               491,656
Massey Energy                                  40,000                1,617,200
OPTI Canada                                    54,500(b,c)           1,105,199
Remington Oil and Gas                           6,772(b)               209,932
Tesoro                                         12,855                  560,478
TransMontaigne                                  2,343(b)                19,400
Total                                                                5,558,519

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy equipment & services (4.3%)
Cal Dive Intl                                  26,890(b)            $1,220,806
Cimarex Energy                                  4,313(b)               162,298
Core Laboratories                               2,922(b,c)              73,342
Excel Maritime Carriers                        12,300(b,c)             196,185
Grey Wolf                                     398,600(b)             2,618,803
Harvest Natural Resources                       2,329(b)                25,246
Holly                                           4,870                  186,180
Hydril                                          4,000(b)               207,640
Key Energy Services                            19,400(b)               214,370
Lone Star Technologies                          6,898(b)               285,922
McDermott Intl                                    892(b)                19,026
Offshore Logistics                              2,430(b)                76,108
Pride Intl                                     58,500(b)             1,319,175
SEACOR Holdings                                 1,777(b)               103,173
TETRA Technologies                             35,400(b)               977,040
Total                                                                7,685,314

Engineering & construction (0.7%)
Michael Baker                                   4,872(b)                84,091
Perini                                          8,333(b)               125,662
Washington Group Intl                          21,300(b)             1,022,612
Total                                                                1,232,365

Environmental services (0.1%)
Clean Harbors                                   5,445(b)               112,984

Finance companies (0.4%)
NASDAQ Stock Market                            43,824(b)               752,020

Financial services (1.5%)
Advanta Cl B                                   43,200                1,065,744
Alliance Data Systems                           2,607(b)                98,336
BOK Financial                                     680                   30,750
Calamost Asset Management Cl A                    905                   21,883
CompuCredit                                     4,580(b)               144,407
EZCORP Cl A                                     4,409(b)                41,930
Heidrick & Struggles Intl                       3,395(b)                85,248
Providian Financial                            66,900(b)             1,192,157
WFS Financial                                   1,142(b)                55,673
Total                                                                2,736,128

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Food (1.5%)
Chiquita Brands Intl                           12,804                 $372,340
Darling Intl                                      683(b)                 2,541
Gold Kist                                       5,340(b)               111,499
J & J Snack Foods                              16,700                  824,312
M&F Worldwide                                   5,459(b)                69,821
Nash Finch                                     13,747                  489,118
Pilgrim's Pride                                16,962                  597,911
Seaboard                                          190                  255,550
Total                                                                2,723,092

Furniture & appliances (2.0%)
CompX Intl                                      1,236                   17,860
Ethan Allen Interiors                          12,300                  383,760
Furniture Brands Intl                          38,700                  778,257
Select Comfort                                 84,600(b)             2,055,780
Stanley Furniture                                 487                   20,576
Stanley Works                                   6,446                  287,556
Total                                                                3,543,789

Health care products (7.4%)
Abgenix                                        63,300(b)               455,760
Alkermes                                       35,800(b)               415,280
Allscripts Healthcare Solutions                55,900(b)               914,524
Alpharma Cl A                                   7,111                   91,519
Amylin Pharmaceuticals                         43,300(b)               691,934
Anika Therapeutics                              5,195(b)                78,600
Arrow Intl                                     24,700                  834,860
Bausch & Lomb                                   2,413                  188,431
Cephalon                                       10,511(b)               445,877
CNS                                             3,891                   81,711
Coherent                                        1,901(b)                62,410
Conmed                                         31,338(b)               982,134
Dade Behring Holdings                           7,416                  495,760
Edwards Lifesciences                            4,442(b)               203,044
Haemonetics                                    17,038(b)               693,447
HealthTronics                                  10,631(b)               134,907
Hologic                                           846(b)                31,141
Human Genome Sciences                          81,000(b)               913,680
ICU Medical                                    26,400(b)               870,408
Incyte                                        108,500(b)               827,855
Invitrogen                                        242(b)                19,198
Kensey Nash                                    28,449(b)               773,813
King Pharmaceuticals                            1,164(b)                11,011
Kos Pharmaceuticals                             5,423(b)               313,070
Medicines                                      28,600(b)               627,484
Mettler-Toledo Intl                             5,360(b,c)             262,640
Noven Pharmaceuticals                          31,300(b)               563,400
Nutraceutical Intl                              6,502(b)                85,761
Par Pharmaceutical Companies                    9,000(b)               288,000

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Health care products (cont.)
Respironics                                     1,319(b)               $88,162
Taro Pharmaceuticals Inds                       6,200(b,c)             202,802
Techne                                          2,111(b)                98,373
TriPath Imaging                                44,600(b)               383,114
USANA Health Sciences                           2,207(b)                96,887
Vital Signs                                     1,137                   47,947
Total                                                               13,274,944

Health care services (6.2%)
Alliance Imaging                               12,193(b)               122,296
American Retirement                             3,957(b)                54,171
Apria Healthcare Group                          2,303(b)                72,545
Charles River Laboratories Intl                 6,369(b)               306,285
Exelixis                                       82,982(b)               582,534
Genesis HealthCare                             43,565(b)             1,894,642
Humana                                         26,729(b)               971,866
Icon ADR                                       22,100(b,c)             668,746
Kindred Healthcare                             16,952(b)               654,008
LCA-Vision                                     10,800                  477,144
Life Sciences Research                          2,526(b)                31,449
Magellan Health Services                       12,741(b)               413,700
Manor Care                                     31,300                1,216,318
Matria Healthcare                              25,650(b)               730,769
Molina Healthcare                                 257(b)                11,000
Option Care                                    51,250                  681,625
Owens & Minor                                   9,605                  297,755
Per-Se Technologies                             8,868(b)               168,226
PRA Intl                                        1,244(b)                32,381
ResCare                                         1,290(b)                17,196
Sierra Health Services                          1,349(b)                89,128
SurModics                                       2,326(b)                91,691
Triad Hospitals                                29,600(b)             1,501,312
Total                                                               11,086,787

Home building (1.0%)
Centex                                         11,700                  766,116
NVR                                             1,399(b)             1,061,841
Total                                                                1,827,957

Household products (1.3%)
Chattem                                        12,570(b)               539,253
JAKKS Pacific                                  30,323(b)               626,776
Nu Skin Enterprises Cl A                       33,900                  765,802
Spectrum Brands                                12,158(b)               449,481
UniFirst                                          970                   35,502
Total                                                                2,416,814

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial services (1.5%)
Applied Industrial Technologies                18,890                 $575,012
Watsco                                         41,800                1,847,141
WESCO Intl                                      8,254(b)               241,017
Total                                                                2,663,170

Industrial transportation (2.2%)
Arkansas Best                                   2,381                   77,930
CNF                                            17,700                  788,535
EGL                                             5,315(b)               101,144
Forward Air                                     3,349                   89,921
Heartland Express                               5,921                  118,716
Kansas City Southern                            9,031(b)               180,530
Kirby                                           2,564(b)               109,380
Knight Transportation                           5,830                  142,544
Landstar System                                 6,031(b)               203,486
Vitran                                         27,400(b,c)             412,370
Wabash Natl                                    28,700                  714,917
Yellow Roadway                                 19,140(b)             1,010,233
Total                                                                3,949,706

Insurance (5.4%)
American Financial Group                        9,721                  315,155
AmerUs Group                                    2,275                  108,267
Arch Capital Group                                376(b,c)              16,788
Aspen Insurance Holdings                          900(c)                24,750
Endurance Specialty Holdings                   14,807(c)               539,715
First Acceptance                               12,300(b)               110,085
First American                                  8,493                  328,679
HCC Insurance Holdings                         37,800                1,482,138
Hilb Rogal & Hobbs                             35,700                1,217,013
LandAmerica Financial Group                       588                   33,046
Ohio Casualty                                 104,400                2,495,159
Protective Life                                 5,628                  226,189
Reinsurance Group of America                   16,700                  764,025
Safety Insurance Group                          4,369                  137,711
Selective Insurance Group                       2,666                  128,315
UICI                                            1,645                   41,372
United Fire & Casualty                            391                   15,394
USI Holdings                                   92,200(b)             1,079,662
Zenith Natl Insurance                          10,931                  692,479
Total                                                                9,755,942

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Leisure time & entertainment (0.6%)
Ambassadors Group                                 311                  $11,243
Arctic Cat                                        493                   10,649
Churchill Downs                                13,500                  581,311
Handleman                                       3,803                   69,024
Image Entertainment                             2,725(b)                10,927
Steinway Musical Instruments                    3,317(b)                93,937
Vail Resorts                                   11,456(b)               315,040
Total                                                                1,092,131

Lodging & gaming (1.6%)
Alliance Gaming                                70,000(b)               909,299
Ameristar Casinos                               1,878                   96,417
Aztar                                          27,800(b)               887,932
Bluegreen                                       3,086(b)                52,030
La Quinta                                      98,000(b)               849,660
Total                                                                2,795,338

Machinery (2.6%)
AGCO                                           30,400(b)               558,144
American Science & Engineering                  4,499(b)               171,457
Astec Inds                                     10,500(b)               230,265
Blount Intl                                     7,869(b)               138,967
Gardner Denver                                  5,776(b)               221,510
Global Power Equipment Group                   85,500(b)               654,930
Kennametal                                     11,410                  502,040
LeCroy                                          1,800(b)                29,628
MTS Systems                                     9,228                  294,465
Oshkosh Truck                                     146                   11,642
Regal-Beloit                                    1,193                   30,660
SBM Offshore                                   18,504(c)             1,186,543
Sun Hydraulics                                    889                   32,822
Toro                                           15,447                  664,993
Total                                                                4,728,066

Media (4.1%)
4Kids Entertainment                             9,374(b)               178,106
ADVO                                           26,400                  819,720
Catalina Marketing                             47,516                1,140,384
Consolidated Graphics                           2,591(b)               109,677
Entravision Communications Cl A                85,300(b)               633,779
John H Harland                                 12,732                  479,614
New Frontier Media                                776(b)                 4,656
Playboy Enterprises Cl B                       65,000(b)               823,550
Regent Communications                         162,000(b)               972,000
RH Donnelley                                    9,310(b)               572,379
TiVo                                           98,900(b)               666,586
Valassis Communications                        24,200(b)               839,498
Ventiv Health                                   1,636(b)                33,211
Total                                                                7,273,160

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals (2.5%)
AK Steel Holding                               45,542(b)              $348,396
Carpenter Technology                           14,100                  761,400
Century Aluminum                               30,100(b)               674,541
Cleveland-Cliffs                               10,300                  603,889
Commercial Metals                              14,000                  366,240
Gibraltar Inds                                 19,300                  377,508
Metal Management                               21,200                  389,444
Quanex                                         13,606                  706,015
Steel Dynamics                                  8,003                  215,201
Total                                                                4,442,634

Miscellaneous (--%)
Collectors Universe                               601(b)                 9,556

Multi-industry (2.5%)
Actuant Cl A                                   33,700(b)             1,516,500
AMETEK                                            837                   31,999
Arbitron                                          398                   16,055
GEO Group                                       2,954(b)                71,694
Global Imaging Systems                         24,322(b)               773,196
Labor Ready                                    12,189(b)               251,581
Pre-Paid Legal Services                           629                   23,694
Stewart & Stevenson Services                   32,200                  769,258
Stratasys                                      26,600(b)               860,776
Vertrue                                         4,795(b)               181,251
Total                                                                4,496,004

Paper & packaging (0.5%)
Greif Cl A                                      7,455                  541,829
Potlatch                                          616                   31,841
Silgan Holdings                                 5,079                  289,503
Total                                                                  863,173

Real estate (0.4%)
CoStar Group                                   18,300(b)               735,294

Real estate investment trust (1.7%)
Associated Estates Realty                      10,470                   90,566
CBL & Associates Properties                     6,796                  553,670
Equity Lifestyle Properties                       361                   13,696
Innkeepers USA Trust                           19,400                  262,094
Mission West Properties                         2,073                   19,694
Redwood Trust                                  13,800                  713,874
SL Green Realty                                   343                   21,249
Tanger Factory Outlet Centers                     492                   11,911
Taubman Centers                                 2,271                   72,082
Trizec Properties                              23,849                  465,294
Ventas                                         29,400                  839,075
Total                                                                3,063,205

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Restaurants (1.2%)
CKE Restaurants                                23,207                 $382,916
Dave & Buster's                                39,786(b)               714,557
Famous Dave's of America                        1,833(b)                19,888
Jack in the Box                                18,948(b)               785,962
Ruby Tuesday                                    8,900                  225,081
Total                                                                2,128,404

Retail -- drugstores (0.1%)
Longs Drug Stores                               2,674                  109,741

Retail -- general (3.7%)
7-Eleven                                        6,614(b)               197,428
Barnes & Noble                                 11,557(b)               437,432
BJ's Wholesale Club                             2,532(b)                76,340
Borders Group                                  37,900                  958,491
Build-A-Bear Workshop                             388(b)                10,631
Charming Shoppes                               15,025(b)               135,676
Children's Place Retail Stores                  4,429(b)               206,879
Department 56                                   3,614(b)                40,332
Finlay Enterprises                                611(b)                 7,931
Foot Locker                                    58,900                1,555,550
GameStop Cl B                                   3,083(b)                82,748
Goody's Family Clothing                         4,300                   30,530
Jo-Ann Stores                                   1,114(b)                29,800
Movie Gallery                                   7,890                  252,164
Pantry                                         12,660(b)               489,815
Party City                                        839(b)                11,217
Payless ShoeSource                             10,712(b)               180,283
Rent-A-Center                                  21,239(b)               502,515
Sotheby's Holdings Cl A                        19,483(b)               273,346
Stage Stores                                    4,199(b)               163,971
Stein Mart                                      2,389(b)                57,479
Trans World Entertainment                      15,998(b)               207,974
Tuesday Morning                                12,400(b)               376,836
United Auto Group                              12,600                  388,080
Total                                                                6,673,448

Retail -- grocery (--%)
Spartan Stores                                  1,886(b)                24,329

Telecom equipment & services (2.1%)
CommScope                                       4,356(b)                73,704
Comtech Telecommunications                     15,917(b)               575,718
FairPoint Communications                       30,700                  477,999
Premiere Global Services                       35,554(b)               399,983
SpectraLink                                    21,200                  244,224
UbiquiTel                                     151,096(b)             1,045,583
Westell Technologies Cl A                     172,400(b)             1,032,676
Total                                                                3,849,887

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (0.6%)
Genesco                                         1,618(b)               $55,417
Hartmarx                                        6,995(b)                66,313
K-Swiss Cl A                                    5,691                  182,681
Warnaco Group                                  30,900(b)               659,405
Wolverine World Wide                            4,264                   97,987
Total                                                                1,061,803

Utilities -- electric (0.1%)
Allegheny Energy                                1,011(b)                24,446
Cleco                                           1,802                   37,644
El Paso Electric                                5,343(b)               107,234
PNM Resources                                   2,789                   81,271
Unisource Energy                                  623                   17,924
Total                                                                  268,519

Utilities -- natural gas (1.3%)
Energen                                         9,673                  630,486
Natl Fuel Gas                                   4,913                  137,564
Nicor                                           1,339                   52,891
UGI                                            57,032                1,511,918
Total                                                                2,332,859

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Utilities -- telephone (0.8%)
Commonwealth Telephone
  Enterprises                                   8,414(b)              $439,632
General Communication Cl A                     96,700(b)               796,808
Talk America Holdings                          18,426(b)               163,807
Tessco Technologies                             4,141(b)                52,756
Total                                                                1,453,003

Total common stocks
(Cost: $153,808,695)                                              $174,015,474

Short-term securities (2.6%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
CRC Funding LLC
   06-01-05               3.05%            $3,100,000               $3,099,737
HSBC Finance
   06-01-05               3.07              1,600,000                1,599,864

Total short-term securities
(Cost: $4,700,000)                                                  $4,699,601

Total investments in securities
(Cost: $158,508,695)(d)                                           $178,715,075

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 3.0% of net assets.

(d) At May 31, 2005, the cost of securities for federal income tax purposes was $159,016,146 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $26,564,422
      Unrealized depreciation                                       (6,865,493)
                                                                    ----------
      Net unrealized appreciation                                  $19,698,929
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $158,508,695)                                                                              $178,715,075
Cash in bank on demand deposit                                                                                      124,870
Capital shares receivable                                                                                           224,711
Dividends and accrued interest receivable                                                                            94,101
Receivable for investment securities sold                                                                         2,144,428
                                                                                                                  ---------
Total assets                                                                                                    181,303,185
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              117,179
Payable for investment securities purchased                                                                       1,494,045
Accrued investment management services fee                                                                           19,065
Accrued distribution fee                                                                                              8,811
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           4,683
Accrued administrative services fee                                                                                   1,572
Other accrued expenses                                                                                              104,627
                                                                                                                    -------
Total liabilities                                                                                                 1,749,983
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $179,553,202
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    311,426
Additional paid-in capital                                                                                      149,936,094
Undistributed net investment income                                                                                   8,001
Accumulated net realized gain (loss)                                                                              9,092,054
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            20,205,627
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $179,553,202
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $122,560,969
                                                           Class B                                             $ 46,071,722
                                                           Class C                                             $  3,743,293
                                                           Class I                                             $  7,041,819
                                                           Class Y                                             $    135,399
Net asset value per share of outstanding capital stock:    Class A shares              21,107,913              $       5.81
                                                           Class B shares               8,146,718              $       5.66
                                                           Class C shares                 662,650              $       5.65
                                                           Class I shares               1,202,122              $       5.86
                                                           Class Y shares                  23,158              $       5.85
                                                                                           ------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $ 1,065,166
Interest                                                                                                             85,059
   Less foreign taxes withheld                                                                                       (6,861)
                                                                                                                     ------
Total income                                                                                                      1,143,364
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,560,155
Distribution fee
   Class A                                                                                                          272,058
   Class B                                                                                                          431,058
   Class C                                                                                                           38,537
Transfer agency fee                                                                                                 359,501
Incremental transfer agency fee
   Class A                                                                                                           26,448
   Class B                                                                                                           19,926
   Class C                                                                                                            1,611
Service fee -- Class Y                                                                                                  145
Administrative services fees and expenses                                                                           129,820
Compensation of board members                                                                                         8,848
Custodian fees                                                                                                      238,100
Printing and postage                                                                                                 89,860
Registration fees                                                                                                    56,412
Audit fees                                                                                                           19,500
Other                                                                                                                 8,686
                                                                                                                      -----
Total expenses                                                                                                    3,260,665
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (412,993)
                                                                                                                   --------
                                                                                                                  2,847,672
   Earnings credits on cash balances (Note 2)                                                                        (1,923)
                                                                                                                     ------
Total net expenses                                                                                                2,845,749
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (1,702,385)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                12,992,660
   Foreign currency transactions                                                                                         98
                                                                                                                         --
Net realized gain (loss) on investments                                                                          12,992,758
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            10,020,607
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            23,013,365
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $21,310,980
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund

Year ended May 31,                                                                       2005                        2004
Operations and distributions
Investment income (loss) -- net                                                     $  (1,702,385)            $  (1,140,646)
Net realized gain (loss) on investments                                                12,992,758                23,060,913
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  10,020,607                 2,276,331
                                                                                       ----------                 ---------
Net increase (decrease) in net assets resulting from operations                        21,310,980                24,196,598
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net realized gain
   Class A                                                                            (11,500,238)                 (878,329)
   Class B                                                                             (4,643,257)                 (420,277)
   Class C                                                                               (404,261)                  (39,464)
   Class I                                                                               (480,700)                       --
   Class Y                                                                                (17,882)                     (759)
                                                                                          -------                      ----
Total distributions                                                                   (17,046,338)               (1,338,829)
                                                                                      -----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             42,214,236                48,269,220
   Class B shares                                                                      11,856,869                18,655,759
   Class C shares                                                                         785,005                 1,637,275
   Class I shares                                                                       6,372,262                 4,115,715
   Class Y shares                                                                          42,940                    61,708
Reinvestment of distributions at net asset value
   Class A shares                                                                      11,350,576                   869,549
   Class B shares                                                                       4,582,819                   415,119
   Class C shares                                                                         390,851                    37,794
   Class I shares                                                                         479,601                        --
   Class Y shares                                                                          16,607                       631
Payments for redemptions
   Class A shares                                                                     (26,275,534)              (17,603,383)
   Class B shares (Note 2)                                                            (12,218,472)               (6,039,061)
   Class C shares (Note 2)                                                             (1,252,693)                 (519,096)
   Class I shares                                                                      (3,945,613)                  (14,633)
   Class Y shares                                                                         (48,940)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      34,350,514                49,886,597
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                38,615,156                72,744,366
Net assets at beginning of year                                                       140,938,046                68,193,680
                                                                                      -----------                ----------
Net assets at end of year                                                            $179,553,202              $140,938,046
                                                                                     ============              ============
Undistributed net investment income                                                  $      8,001              $      1,583
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 3.92% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT
caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,708,803 and accumulated net realized gain has been decreased by $1,708,803.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                        2005            2004
Class A
Distributions paid from:
      Ordinary income                               $7,971,199        $     --
      Long-term capital gain                         3,529,039         878,329
Class B
Distributions paid from:
      Ordinary income                                3,218,266              --
      Long-term capital gain                         1,424,991         420,277
Class C
Distributions paid from:
      Ordinary income                                  280,196              --
      Long-term capital gain                           124,065          39,464
Class I*
Distributions paid from:
      Ordinary income                                  333,176              --
      Long-term capital gain                           147,524              --
Class Y
Distributions paid from:
      Ordinary income                                   12,394              --
      Long-term capital gain                             5,488             759

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $ 3,389,930
Accumulated long-term gain (loss)                                  $ 6,217,576
Unrealized appreciation (depreciation)                             $19,698,176

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $4,445 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $479,234 for Class A, $41,753 for Class B and $760 for Class C for the year ended May 31, 2005.

For the year ended May 31, 2005, AEFC and its affiliates waived certain fees and expenses to 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $276,796, $114,435, $9,913 and $377, respectively, and the management fees waived at the Fund level were $11,472. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $1,923 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $154,346,906 and $137,947,111, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2005
                                              Class A           Class B      Class C      Class I      Class Y
Sold                                        7,370,205         2,101,516      139,307    1,102,542        6,876
Issued for reinvested distributions         1,970,590           814,000       69,423       82,548        2,863
Redeemed                                   (4,553,292)       (2,202,331)    (218,459)    (698,249)      (8,566)
                                           ----------        ----------     --------     --------       ------
Net increase (decrease)                     4,787,503           713,185       (9,729)     486,841        1,173
                                            ---------           -------       ------      -------        -----

                                                                  Year ended May 31, 2004
                                              Class A           Class B      Class C     Class I*      Class Y
Sold                                        9,273,634         3,625,846      320,224      717,830       10,526
Issued for reinvested distributions           159,550            77,160        7,038           --          115
Redeemed                                   (3,330,481)       (1,158,562)     (98,145)      (2,549)          --
                                           ----------        ----------     --------     --------       ------
Net increase (decrease)                     6,102,703         2,544,444      229,117      715,281       10,641
                                            ---------         ---------      -------      -------       ------

* Inception date was March 4, 2004.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.63        $4.40        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .86         1.32         (.42)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .82         1.29         (.44)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.81        $5.63        $4.40         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $123          $92          $45           $15
Ratio of expenses to average daily net assets(c),(d)                     1.55%        1.54%        1.55%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets        (.84%)       (.80%)       (.79%)       (1.07%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         14.62%       29.45%       (9.09%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.54        $4.36        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.08)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .84         1.31         (.44)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .76         1.24         (.48)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.66        $5.54        $4.36         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $46          $41          $21            $7
Ratio of expenses to average daily net assets(c),(d)                     2.31%        2.31%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.60%)      (1.56%)      (1.55%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         13.73%       28.57%       (9.92%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.53        $4.35        $4.83         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.09)        (.07)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.31         (.44)         (.35)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .76         1.24         (.48)         (.36)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.65        $5.53        $4.35         $4.83
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $4           $2            $1
Ratio of expenses to average daily net assets(c),(d)                     2.31%        2.30%        2.31%         2.36%(e)
Ratio of net investment income (loss) to average daily net assets       (1.60%)      (1.55%)      (1.54%)       (1.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         13.74%       28.64%       (9.94%)       (6.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $5.66        $5.99
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.03)        (.02)
Net gains (losses) (both realized and unrealized)                          .87         (.31)
                                                                         -----        -----
Total from investment operations                                           .84         (.33)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.64)          --
                                                                         -----        -----
Net asset value, end of period                                           $5.86        $5.66
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $7           $4
Ratio of expenses to average daily net assets(c),(d)                     1.30%        1.06%(e)
Ratio of net investment income (loss) to average daily net assets        (.59%)        .18%(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%
Total return(f)                                                         14.89%       (5.51%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.32% and 1.66% for the periods ended May 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $5.65        $4.41        $4.84         $5.19
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .88         1.33         (.41)         (.34)
                                                                         -----        -----        -----         -----
Total from investment operations                                           .84         1.30         (.43)         (.35)
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.64)        (.06)          --            --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $5.85        $5.65        $4.41         $4.84
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.37%        1.37%        1.34%         1.36%(e)
Ratio of net investment income (loss) to average daily net assets        (.67%)       (.57%)       (.58%)        (.85%)(e)
Portfolio turnover rate (excluding short-term securities)                  88%         139%          94%           34%
Total return(f)                                                         14.92%       29.61%       (8.88%)       (6.74%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Core Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Core Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP CORE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (90.3%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (0.5%)
Curtiss-Wright                                 27,400               $1,498,232
DRS Technologies                                9,300(b)               437,844
Ducommun                                       45,154(b)               742,783
EDO                                            61,761                1,758,336
MTC Technologies                               51,768(b)             1,735,781
Total                                                                6,172,976

Airlines (1.8%)
Air France-KLM ADR                            286,770(c)             4,576,849
AirTran Holdings                              176,154(b)             1,719,263
Alaska Air Group                              217,000(b)             6,405,840
America West Holdings Cl B                    247,400(b,d)           1,385,440
Continental Airlines Cl B                     194,900(b)             2,701,314
ExpressJet Holdings                           145,500(b)             1,255,665
Frontier Airlines                              38,439(b)               469,340
SkyWest Airlines                              120,000                2,188,800
Total                                                               20,702,511

Automotive & related (1.6%)
Aftermarket Technology                         16,800(b)               257,712
American Axle & Mfg Holdings                   46,060                  953,442
Commercial Vehicle Group                        5,869(b)               107,931
Goodyear Tire & Rubber                        198,300(b,d)           2,853,537
Hayes Lemmerz Intl                             48,900(b)               317,850
Lear                                           89,300                3,366,610
STRATTEC SECURITY                              23,200(b)             1,174,616
Tenneco Automotive                             93,813(b)             1,407,195
Thor Inds                                      53,600                1,627,296
Visteon                                       569,000                4,341,470
Winnebago Inds                                 58,400                1,909,096
Total                                                               18,316,755

Banks and savings & loans (5.9%)
Alabama Natl BanCorporation                    28,614                1,799,248
Alliance Bankshares                            21,308(b)               305,983
Amegy Bancorp                                  29,500                  525,395
Anchor BanCorp Wisconsin                       29,500                  814,790
Bancorp                                        89,322(b)             1,402,355
Bank Mutual                                   175,200                1,899,168
Bank of Hawaii                                121,800                5,935,315
BankUnited Financial Cl A                      65,419                1,616,503
Berkshire Hills Bancorp                        22,185                  706,592

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
Boston Private Financial Holdings              21,700                 $531,216
Brookline Bancorp                              81,527                1,239,210
Capitol Bancorp                                16,900                  523,055
Cardinal Financial                             75,264(b)               684,902
Central Pacific Financial                      62,960                2,235,080
Citizens Banking                               78,048                2,261,831
City Holding                                   27,800                  939,084
Corus Bankshares                               42,500                2,181,100
Cullen/Frost Bankers                          123,300                5,500,414
Downey Financial                               20,900                1,567,918
Fidelity Bankshares                            63,148                1,562,901
First BanCorp Puerto Rico                      25,300(c)               969,749
First Community Bancorp                        10,200                  450,636
First Financial Holdings                       17,700                  503,388
First Indiana                                  18,000                  485,100
First Midwest Bancorp                          52,100                1,807,349
First Niagara Financial Group                 237,958                3,098,213
First Oak Brook Bancshares                     15,242                  420,527
First Republic Bank                            34,200                1,097,136
Hanmi Financial                                34,800                  559,236
IBERIABANK                                     24,148                1,420,868
Independent Bank                               14,400                  405,216
Interchange Financial Services                 11,335                  205,844
KNBT Bancorp                                   52,000                  775,320
Main Street Banks                              35,622                  939,352
Mercantile Bank                                18,000                  735,300
Millennium Bankshares                          54,206(b)               417,386
NetBank                                        89,456                  743,379
Pacific Capital Bancorp                        51,900                1,754,220
PFF Bancorp                                   114,613                3,328,362
Placer Sierra Bancshares                       32,789                  846,612
Prosperity Bancshares                          18,292                  496,079
Republic Bancorp                              124,170                1,714,167
Signature Bank                                  7,371(b)               180,737
Southcoast Financial                           22,576(b)               605,048
Sterling Bancorp                               21,603                  456,903
Sterling Bancshares                            63,800                  867,680
Sun Bancorp                                    10,985(b)               227,838
Susquehanna Bancshares                         74,100                1,686,516
SVB Financial Group                            36,900(b)             1,762,344
Texas United Bancshares                        21,769                  378,563

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
TierOne                                        30,500                 $735,813
Umpqua Holdings                                30,300                  706,293
United Community Banks                         33,364                  833,433
West Coast Bancorp                              4,820                  104,883
Total                                                               65,951,550

Beverages & tobacco (0.2%)
Boston Beer Cl A                               81,000(b)             1,709,910
NuCO2                                          29,149(b)               690,248
Total                                                                2,400,158

Broker dealers (0.3%)
Affiliated Managers Group                      27,825(b)             1,855,928
Investment Technology Group                    66,100(b)             1,304,814
optionsXpress Holdings                         20,088(b)               271,188
Total                                                                3,431,930

Building materials & construction (3.7%)
Aaon                                           50,750(b)               908,425
Comfort Systems USA                            68,296(b)               429,582
Drew Inds                                      46,200(b)             1,894,200
Eagle Materials                                16,900                1,481,623
ElkCorp                                        47,283                1,560,339
Florida Rock Inds                              40,275                2,635,999
Insituform Technologies Cl A                  302,000(b)             4,481,680
Louisiana-Pacific                              26,000                  654,680
Royal Group Technologies                    1,812,100(b,c)          19,588,801
Simpson Mfg                                    77,200                2,218,728
Texas Inds                                     42,312                1,947,198
Universal Forest Products                      35,545                1,414,691
USG                                            43,500(b,d)           1,994,475
Total                                                               41,210,421

Cable (0.1%)
LodgeNet Entertainment                         39,700(b)               673,312

Cellular telecommunications (0.2%)
Price Communications                          114,700(b)             1,971,693

Chemicals (1.7%)
Agrium                                        137,841(c)             2,603,816
Albemarle                                      55,847                2,124,420
FMC                                            42,800(b)             2,373,260
Minerals Technologies                          29,332                1,974,044
NL Inds                                        49,900(b)               758,480
Penford                                        37,400                  579,326
PolyOne                                       918,400(b)             6,171,648
Terra Inds                                    240,100(b)             1,524,635
Wellman                                        75,400                  847,496
Total                                                               18,957,125

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer hardware (0.6%)
Agilysys                                      103,100               $1,585,678
Black Box                                       6,879                  236,500
Hutchinson Technology                          62,874(b)             2,601,097
Insight Enterprises                           110,228(b)             2,158,264
Synaptics                                      12,155(b)               233,741
Total                                                                6,815,280

Computer software & services (5.6%)
3Com                                        2,024,000(b)             7,407,841
Ariba                                          14,738(b)                90,344
Autobytel                                     233,049(b)             1,132,618
Brady Cl A                                    240,500                7,352,086
Brooktrout                                     64,100(b)               639,077
Ciber                                         104,600(b)               852,490
Citadel Security Software                     153,941(b)               121,613
E.piphany                                      33,492(b)               116,887
EarthLink                                     167,700(b)             1,779,297
eFunds                                        131,800(b)             2,664,996
Foundry Networks                              218,100(b)             2,015,244
Intergraph                                     61,200(b)             1,921,068
Internet Security Systems                      21,400(b)               475,080
InterVideo                                    114,400(b)             1,736,592
iPass                                         250,800(b)             1,547,436
Lionbridge Technologies                       500,206(b)             2,491,026
MAXIMUS                                        77,600                2,660,904
McDATA Cl A                                    30,663(b)               116,826
Mentor Graphics                               580,700(b)             5,969,596
Mobility Electronics                          102,184(b)               899,219
NDCHealth                                      71,557                1,199,295
Neoware Systems                                98,600(b,d)             997,832
Perot Systems Cl A                            291,000(b)             3,759,720
Pervasive Software                            236,100(b)             1,093,143
Resources Connection                           17,296(b)               344,536
Reynolds & Reynolds Cl A                      213,300                5,820,957
Rimage                                         67,600(b)             1,429,740
SM&A                                          142,600(b)             1,249,176
Sybase                                         10,200(b)               208,080
Take-Two Interactive Software                  63,523(b)             1,636,352
Transaction Systems Architects                 82,400(b)             1,877,072
Ultimate Software Group                        58,173(b)               926,114
Total                                                               62,532,257

Electronics (4.4%)
Anaren                                         34,800(b)               412,032
Audiovox Cl A                                  62,200(b)               909,986
Catalyst Semiconductor                        288,700(b)             1,310,698
CTS                                            54,700                  582,555
CyberOptics                                    42,208(b)               542,795
Entegris                                      245,400(b)             2,380,380

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (cont.)
Fairchild Semiconductor Intl                   82,100(b)            $1,174,030
Franklin Electric                              25,327                  973,063
GrafTech Intl                                 355,740(b)             1,565,256
Integrated Silicon Solution                   587,800(b)             3,850,090
IXYS                                           49,400(b)               683,202
KEMET                                          86,300(b)               604,100
Littelfuse                                    153,300(b)             4,611,264
LoJack                                         62,054(b)               914,676
LSI Inds                                       35,700                  485,163
Methode Electronics                            87,666                1,046,732
Molecular Devices                              69,300(b)             1,338,876
Nu Horizons Electronics                       158,700(b)               933,156
OmniVision Technologies                       107,600(b,d)           1,702,232
Paxar                                          79,300(b)             1,397,266
Plexus                                        389,500(b)             5,355,625
Rofin-Sinar Technologies                       68,200(b)             2,202,860
ScanSource                                     24,630(b)             1,209,087
Skyworks Solutions                             18,377(b)               116,326
Tektronix                                      50,700                1,149,369
Tessera Technologies                           63,547(b)             1,870,824
Thomas & Betts                                 71,300(b)             2,201,744
TriQuint Semiconductor                        788,900(b)             2,674,371
TTM Technologies                              101,800(b)               808,292
Viisage Technology                            148,450(b,d)             635,366
Vishay Intertechnology                        286,500(b)             3,695,850
Total                                                               49,337,266

Energy (4.3%)
Berry Petroleum Cl A                            8,400                  399,504
Chesapeake Energy                             357,300                7,313,931
Encore Acquisition                            164,600(b)             6,139,580
Frontier Oil                                   50,263                2,458,363
Houston Exploration                            14,700(b)               749,259
Magnum Hunter Resources                       111,300(b)             1,720,698
Murphy Oil                                     77,200                7,546,301
Parallel Petroleum                             60,208(b)               410,016
Petroleum Development                          10,254(b)               267,937
Remington Oil and Gas                          79,300(b)             2,458,300
South Jersey Inds                              13,119                  743,847
St. Mary Land & Exploration                   112,500                2,927,250
Swift Energy                                   77,200(b)             2,636,380
TEL Offshore Trust Unit                            --                        2
Tesoro                                         33,700                1,469,320
USEC                                          383,500                5,234,775
Whiting Petroleum                             165,631(b)             5,727,520
Total                                                               48,202,983

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy equipment & services (3.6%)
Cimarex Energy                                104,397(b,d)          $3,928,459
Dril-Quip                                      28,800(b)               787,680
Edge Petroleum                                 81,200(b)             1,106,756
Energy Partners                                61,700(b)             1,409,845
Ensign Resource Service Group                 106,000(c)             2,418,151
Harvest Natural Resources                      51,200(b)               555,008
Holly                                          32,700                1,250,121
Hydril                                         22,316(b)             1,158,424
Lone Star Technologies                         26,400(b)             1,094,280
Oil States Intl                                93,482(b)             2,165,043
Patterson-UTI Energy                           44,900                1,189,401
Range Resources                               186,233                4,301,982
RPC                                            94,650                1,397,981
SEACOR Holdings                                59,300(b)             3,442,958
TETRA Technologies                             48,850(b)             1,348,260
Tidewater                                     228,400                7,902,641
Trican Well Service                            41,400(b,c)             898,924
Unit                                           72,600(b)             2,832,852
W-H Energy Services                            54,951(b)             1,190,788
Willbros Group                                 28,709(b,c)             332,450
Total                                                               40,712,004

Engineering & construction (0.4%)
Dycom Inds                                     22,900(b)               449,756
Infrasource Services                           48,874(b)               537,614
Lennox Intl                                    47,338                1,005,459
Modtech Holdings                              139,216(b)               863,139
Perini                                         24,100(b)               363,428
Washington Group Intl                          16,100(b)               772,961
Total                                                                3,992,357

Environmental services (0.1%)
TRC Companies                                  28,305(b)               322,677
Waste Connections                              24,258(b)               899,487
Total                                                                1,222,164

Finance companies (0.6%)
Accredited Home Lenders Holding                89,714(b)             3,765,296
Federal Agricultural Mtge Cl C                 30,000                  554,400
Financial Federal                              47,893                1,786,409
First Financial Bancorp                        12,900                  232,200
Total                                                                6,338,305

Financial services (0.6%)
Advanta Cl B                                   35,800                  883,186
CharterMac LP                                  15,100                  327,670
Cohen & Steers                                 40,100                  714,983
Irwin Financial                                65,352                1,371,738
Jones Lang LaSalle                             13,700(b)               581,017

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Financial services (cont.)
Knight Capital Group Cl A                     134,630(b)            $1,016,457
LECG                                           27,161(b)               523,664
PRG-Schultz Intl                              192,278(b)               742,193
SWS Group                                      45,800                  725,930
Total                                                                6,886,838

Food (1.3%)
American Italian Pasta Cl A                   246,976(d)             5,682,918
Chiquita Brands Intl                           97,400                2,832,392
CoolBrands Intl                                95,400(b,c)             310,145
Gold Kist                                      49,900(b)             1,041,912
Hain Celestial Group                           42,987(b)               773,766
Sensient Technologies                         215,980                4,395,193
Total                                                               15,036,326

Furniture & appliances (1.3%)
Aaron Rents                                    98,817                2,234,252
American Woodmark                              49,700                1,670,417
Ethan Allen Interiors                          75,000                2,340,000
Furniture Brands Intl                          87,100                1,751,581
Hooker Furniture                               62,500                  921,875
Natuzzi ADR                                   149,500(c)             1,352,975
Select Comfort                                 47,639(b)             1,157,628
Stanley Furniture                              51,100                2,158,975
Thomas Inds                                    30,500                1,216,035
Total                                                               14,803,738

Health care products (2.0%)
Abaxis                                         42,626(b)               445,442
Alpharma Cl A                                  27,400                  352,638
Barrier Therapeutics                           12,400(b)               197,904
Cell Therapeutics                              99,101(b,d)             294,330
CNS                                            85,500                1,795,500
Conceptus                                     136,287(b)               726,410
Endo Pharmaceuticals Holdings                  59,300(b)             1,203,790
First Horizon Pharmaceutical                  117,200(b)             2,203,360
Haemonetics                                    80,500(b)             3,276,349
Intuitive Surgical                             26,100(b)             1,291,950
Lexicon Genetics                              101,000(b)               488,840
Medarex                                        58,689(b)               444,863
Nutraceutical Intl                             94,664(b)             1,248,618
Par Pharmaceutical Companies                   14,000(b)               448,000
Perrigo                                       109,100                1,695,414
PSS World Medical                              84,955(b)               997,372
Renovis                                        54,508(b)               722,231
Salix Pharmaceuticals                          20,744(b)               363,227
Theragenics                                    49,100(b)               168,413
ThermoGenesis                                 159,952(b)               641,408
United Therapeutics                            16,745(b)               836,580

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Health care products (cont.)
Viasys Healthcare                              56,800(b)            $1,320,600
Vital Signs                                    22,300                  940,391
Total                                                               22,103,630

Health care services (2.4%)
AMN Healthcare Services                        42,863(b)               618,942
Applera - Celera Genomics Group                26,300(b,f)             260,896
Centene                                         7,700(b)               247,555
Cross Country Healthcare                       80,900(b)             1,371,255
Genesis HealthCare                            297,200(b)            12,925,227
Gentiva Health Services                        68,400(b)             1,086,876
Healthcare Services Group                      93,500                1,748,450
Horizon Health                                 50,300(b)             2,205,655
Kindred Healthcare                             21,900(b)               844,902
LifePoint Hospitals                             7,146(b)               321,427
Molina Healthcare                              26,900(b)             1,151,320
PAREXEL Intl                                   40,202(b)               733,687
Psychiatric Solutions                          12,190(b)               499,181
Radiologix                                    222,643(b)               874,987
U.S. Physical Therapy                         112,300(b)             1,800,169
United Surgical Partners Intl                  12,163(b)               585,527
Total                                                               27,276,056

Home building (0.7%)
Beazer Homes USA                               31,561                1,687,251
Monaco Coach                                   69,300                1,137,213
Standard-Pacific                               22,391                1,793,967
Technical Olympic USA                          75,750                1,658,925
WCI Communities                                44,708(b)             1,336,769
Total                                                                7,614,125

Household products (1.4%)
Elizabeth Arden                                95,143(b)             1,999,906
Helen of Troy                                 119,516(b,c)           2,760,819
Inter Parfums                                  87,800                1,558,450
JAKKS Pacific                                  95,600(b)             1,976,052
Jarden                                          8,219(b)               418,183
Nature's Sunshine Products                     35,500                  584,685
Nu Skin Enterprises Cl A                      114,100                2,577,519
Oneida                                        101,084(b)               237,547
Playtex Products                               65,811(b)               709,443
Tupperware                                     54,000                1,220,400
Yankee Candle                                  60,800                1,918,240
Total                                                               15,961,244

Industrial services (0.2%)
Applied Industrial Technologies                55,852                1,700,135

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial transportation (3.0%)
Amerco                                         13,900(b)              $739,202
Arkansas Best                                  29,000                  949,170
ArvinMeritor                                   35,151                  506,174
Covenant Transport Cl A                       157,100(b)             2,180,548
DryShips                                       10,645(b,c)             196,933
Forward Air                                    17,023                  457,068
GATX                                           58,900                1,965,493
Heartland Express                              47,419                  950,751
Kirby                                         191,900(b)             8,186,453
Nordic American Tanker Shipping                27,800(c,d)           1,112,000
OMI                                            97,139                1,878,668
Overnite                                       47,300                2,015,926
SCS Transportation                             71,399(b)             1,303,032
Sea Containers Cl A                           306,000(c)             4,284,000
Swift Transportation                           66,700(b)             1,637,485
Wabash Natl                                   223,415                5,565,268
Total                                                               33,928,171

Insurance (5.0%)
Alleghany                                       2,372(b)               664,753
American Natl Insurance                        27,300                3,150,420
American Physicians Capital                    54,100(b)             1,874,565
AMERIGROUP                                     64,600(b)             2,534,904
AmerUs Group                                   49,800                2,369,982
Arch Capital Group                              9,000(b,c)             401,850
Argonaut Group                                 52,700(b)             1,103,538
Aspen Insurance Holdings                      124,889(c)             3,434,448
CNA Surety                                     90,200(b)             1,246,564
Donegal Group Cl A                             23,777                  438,923
Endurance Specialty Holdings                   63,600(c)             2,318,220
Erie Indemnity Cl A                            13,000                  673,400
FBL Financial Group Cl A                      147,600                3,948,300
Hooper Holmes                                 230,900                  923,600
Horace Mann Educators                          24,500                  445,900
LandAmerica Financial Group                    43,400                2,439,080
Natl Atlantic Holdings                         35,846(b)               407,927
Navigators Group                               22,552(b)               749,628
NYMAGIC                                        19,085                  390,288
Ohio Casualty                                  76,100                1,818,790
Phoenix Companies                              98,900                1,137,350
Presidential Life                              48,700                  737,805
ProAssurance                                   79,507(b)             3,110,314
ProCentury                                     81,116                  827,383
PXRE Group                                    247,968(c)             5,933,875
Reinsurance Group of America                   10,200                  466,650
RLI                                            58,229                2,546,936
Safety Insurance Group                          9,900                  312,048
Scottish Re Group                              82,700(c)             1,933,526

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (cont.)
StanCorp Financial Group                       15,768               $1,180,235
State Auto Financial                            9,500                  256,500
Stewart Information Services                   21,600                  847,800
UICI                                           86,100                2,165,415
United Fire & Casualty                         74,121                2,918,144
Total                                                               55,709,061

Investment companies (0.4%)
Apollo Investment                              63,387                1,038,913
iShares Russell 2000
  Value Index Fund                             21,397                3,968,074
Total                                                                5,006,987

Leisure time & entertainment (1.8%)
Arctic Cat                                     56,300                1,216,080
Atari                                         579,887(b)             1,432,321
Brunswick                                     163,800                7,049,951
Callaway Golf                                  80,400                  939,876
Handleman                                      84,800                1,539,120
Head                                          755,200(b,c)           2,265,600
K2                                            118,262(b)             1,488,919
Multimedia Games                              113,000(b,d)           1,205,710
Radica Games                                   76,250(c)               657,275
RC2                                            57,200(b)             2,061,488
Total                                                               19,856,340

Lodging & gaming (1.9%)
Aztar                                          56,415(b)             1,801,895
Dover Downs Gaming &
  Entertainment                               131,400                1,554,462
Kerzner Intl                                  132,000(b,c)           8,128,560
La Quinta                                     267,300(b)             2,317,491
Lodgian                                       556,348(b)             5,285,306
Sunterra                                      123,800(b)             1,931,280
Total                                                               21,018,994

Machinery (4.6%)
Blount Intl                                    96,000(b)             1,695,360
Blyth                                          36,900                1,045,746
Flowserve                                     283,300(b)             8,348,851
Harsco                                        131,900                7,654,157
IDEX                                          199,500                7,662,795
Joy Global                                     11,000                  412,940
Kaydon                                        200,700                5,727,978
Key Technology                                160,300(b)             1,763,300
Lawson Products                                11,500                  492,200
Lincoln Electric Holdings                      75,400                2,470,104
Lindsay Mfg                                     6,211                  124,282
Lydall                                        108,725(b)               895,894

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (cont.)
MTS Systems                                     6,591                 $210,319
Regal-Beloit                                   45,600                1,171,920
Semitool                                      136,500(b)             1,197,105
Tennant                                         9,370                  349,501
Terex                                         268,439(b)            10,608,709
Total                                                               51,831,161

Media (1.6%)
ADVO                                           46,115                1,431,871
Catalina Marketing                             64,700                1,552,800
Courier                                        28,350                  993,384
DoubleClick                                   215,900(b)             1,776,857
Entravision Communications Cl A                61,800(b)               459,174
Gray Television                                94,900                1,115,075
John H Harland                                 21,000                  791,070
Journal Register                               72,157(b)             1,198,528
Liberty                                        28,500                1,029,135
LIN TV Cl A                                    49,100(b)               714,405
Sinclair Broadcast Group Cl A                  37,200                  327,732
Valassis Communications                       179,700(b)             6,233,793
Total                                                               17,623,824

Metals (3.0%)
AK Steel Holding                              822,800(b)             6,294,421
Apex Silver Mines                              27,200(b,c)             365,840
Century Aluminum                              244,800(b)             5,485,968
Commercial Metals                              72,627                1,899,922
Earle M Jorgensen                             115,704(b)               966,128
Gibraltar Inds                                 93,700                1,832,772
IPSCO                                          37,400(c)             1,921,238
Metal Management                               88,500                1,625,745
Mueller Inds                                  123,598                3,337,146
Oregon Steel Mills                             67,860(b)             1,198,408
Reliance Steel & Aluminum                      45,300                1,743,597
RTI Intl Metals                               130,700(b)             3,579,873
Schnitzer Steel Inds Cl A                      12,262                  283,497
Steel Dynamics                                 45,300                1,218,117
Steel Technologies                             90,900                1,818,000
Total                                                               33,570,672

Multi-industry (1.5%)
Actuant Cl A                                   43,608(b)             1,962,360
Anixter Intl                                   53,303(b)             2,015,386
Baldor Electric                                24,649                  619,922
FTI Consulting                                 54,000(b)             1,187,460
GEO Group                                      16,500(b)               400,455
Gladstone Capital                              25,600                  581,632
Hughes Supply                                  50,085                1,302,210
Imation                                         7,042                  265,906

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-industry (cont.)
ITT Educational Services                       47,665(b)            $2,163,515
Jacuzzi Brands                                149,341(b)             1,524,772
Lancaster Colony                               34,000                1,493,960
Medical Staffing
  Network Holdings                            115,368(b)               626,448
TeleTech Holdings                              67,900(b)               554,743
Woodward Governor                              23,900                1,849,143
Total                                                               16,547,912

Paper & packaging (0.9%)
AptarGroup                                     20,600                1,030,000
Caraustar Inds                                262,874(b)             2,760,177
Chesapeake                                    248,177                5,179,453
Ennis                                          29,300                  465,577
Wausau-Mosinee Paper                           15,457                  193,213
Total                                                                9,628,420

Precious metals (0.7%)
Agnico-Eagle Mines                             86,500(c)             1,025,025
Eldorado Gold                                 174,400(b,c)             402,864
Glamis Gold                                    72,200(b,c)           1,031,738
Goldcorp                                       41,200(c)               559,908
Golden Star Resources                          50,200(b)               143,070
Hecla Mining                                  216,900(b)               971,712
Meridian Gold                                  90,200(b,c)           1,490,104
Minefinders                                    82,300(b,c)             442,774
Stillwater Mining                             347,700(b)             2,346,975
Total                                                                8,414,170

Real estate (1.3%)
Brookfield Homes                               18,600                  852,996
MI Developments Cl A                          302,300(c,d)           9,144,575
Wellsford Real Properties                     277,700(b)             4,859,750
Total                                                               14,857,321

Real estate investment trust (4.5%)
Acadia Realty Trust                            46,102                  781,429
Agree Realty                                   34,358                  987,793
American Campus Communities                    11,253                  230,687
AmeriVest Properties                           35,107                  154,471
Arbor Realty Trust                             50,000                1,332,500
BioMed Realty Trust                            37,997                  849,233
Brandywine Realty Trust                        61,884                1,742,653
Capital Automotive                            126,913                4,540,946
Capital Trust Cl A                              9,700                  339,209
Commercial Net Lease Realty                    96,147                1,865,252
Corporate Office Properties Trust               8,626                  240,924
Correctional Properties Trust                  72,218                1,877,668
Cousins Properties                             75,200                2,131,168

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real estate investment trust (cont.)
Entertainment Properties Trust                 57,185               $2,544,733
Equity Inns                                   164,800                1,975,952
Equity One                                     49,500                1,058,805
FelCor Lodging Trust                          124,400(b)             1,731,648
Gables Residential Trust                       16,951                  617,186
Getty Realty                                   25,900                  715,876
Hersha Hospitality Trust                       29,039                  276,451
Innkeepers USA Trust                          109,900                1,484,749
Investors Real Estate Trust                    37,700                  354,757
LaSalle Hotel Properties                       39,062                1,207,016
Lexington Corporate
  Properties Trust                            131,008                3,017,113
LTC Properties                                 48,200                  955,324
MFA Mtge Investments                          144,943                1,027,646
Natl Health Investors                          41,700                1,112,139
New Century Financial                          28,600                1,457,170
Omega Healthcare Investors                    141,219                1,687,567
Parkway Properties                             55,014                2,654,426
Post Properties                                18,589                  609,719
Prentiss Properties Trust                      48,178                1,662,141
RAIT Investment Trust                          75,927                2,171,512
Redwood Trust                                  11,300                  584,549
Senior Housing Properties Trust               119,000                2,140,810
Spirit Finance                                 25,332                  278,652
Town & Country Trust                           22,805                  628,278
Trustreet Properties                           23,400                  368,550
U-Store-It Trust                               40,673                  768,720
Universal Health Realty
  Income Trust                                  4,900                  181,153
Total                                                               50,346,575

Restaurants (1.2%)
Buca                                          121,402(b)               619,150
California Pizza Kitchen                       38,193(b)               916,632
CBRL Group                                     35,600                1,449,632
CEC Entertainment                              38,100(b)             1,544,955
Fox & Hound Restaurant Group                   68,259(b)               839,586
Jack in the Box                                56,800(b)             2,356,064
Lone Star Steakhouse & Saloon                  20,300                  613,263
O`Charley's                                    64,500(b)             1,197,765
Ruby Tuesday                                   77,300                1,954,917
Ryan's Restaurant Group                       123,100(b)             1,718,476
Total                                                               13,210,440

Retail -- general (7.0%)
Advance Auto Parts                            123,500(b)             7,319,845
AnnTaylor Stores                               50,400(b)             1,298,304
Big Lots                                      189,385(b)             2,397,614

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Bon-Ton Stores                                 13,300                 $240,331
Brookstone                                    260,815(b)             5,252,814
Buckle                                         69,600                2,746,416
Build-A-Bear Workshop                          25,100(b)               687,740
Cato Cl A                                      85,900                2,479,074
Claire's Stores                                81,600                1,924,128
Conn's                                         26,800(b)               511,612
Cost Plus                                      97,000(b)             2,256,220
Deb Shops                                      83,200                2,513,472
Department 56                                  60,100(b)               670,716
Dillard's Cl A                                589,600               14,103,231
Dollar General                                202,200                3,965,142
Dress Barn                                     72,928(b)             1,319,997
Fossil                                         64,660(b)             1,380,491
GameStop Cl A                                  41,300(b)             1,204,308
GameStop Cl B                                  42,400(b)             1,138,016
Gymboree                                      138,173(b)             1,829,411
Linens `N Things                               81,300(b)             1,981,281
Men's Wearhouse                               224,400(b)            11,527,428
Payless ShoeSource                             19,400(b)               326,502
Pier 1 Imports                                 94,900                1,593,371
School Specialty                               16,849(b)               660,818
Sharper Image                                  66,226(b)               880,144
Sonic Automotive                               22,200                  473,304
Talbots                                        47,000                1,393,550
Too                                            92,800(b)             1,844,864
Trans World Entertainment                      41,600(b)               540,800
Tuesday Morning                                 7,963(b)               241,996
United Auto Group                              12,000                  369,600
Weis Markets                                   44,300                1,627,582
Zale                                           40,322(b)             1,257,240
Total                                                               79,957,362

Telecom equipment & services (1.2%)
Alaska Communications
  Systems Group                               124,956                1,183,333
Catapult Communications                        66,800(b)               939,876
Cincinnati Bell                               209,164(b)               826,198
CommScope                                      87,200(b)             1,475,424
Comtech Telecommunications                     11,800(b)               426,806
Ditech Communications                         152,127(b)             1,096,836
Golden Telecom                                  8,600(c)               225,492
Iowa Telecommunications Services               26,763                  503,144
Sycamore Networks                             716,700(b)             2,422,446
Valor Communications Group                     42,169                  573,498
West                                          124,490(b)             4,374,579
Total                                                               14,047,632

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (1.3%)
Cherokee                                       25,100                 $886,532
Cutter & Buck                                  86,300                1,133,119
K-Swiss Cl A                                   93,354                2,996,663
Kellwood                                       39,525                  994,449
Kenneth Cole Productions Cl A                  77,500                2,332,750
Oakley                                         31,000                  455,700
Polo Ralph Lauren                              30,800                1,193,500
Steven Madden                                  66,200(b)             1,175,712
Stride Rite                                   139,000                1,652,710
Wolverine World Wide                           98,550                2,264,679
Total                                                               15,085,814

Utilities -- electric (2.8%)
Avista                                         28,930                  510,036
Central Vermont Public Service                  9,950                  208,950
CH Energy Group                                18,100                  818,120
Cleco                                         125,795                2,627,858
CMS Energy                                    221,380(b)             2,928,857
El Paso Electric                              152,900(b)             3,068,703
MGE Energy                                      9,059                  326,124
Otter Tail                                     37,700                  959,842
PNM Resources                                  62,977                1,835,150
Reliant Energy                              1,040,000(b)            12,792,000
Sierra Pacific Resources                      299,831(b,d)           3,582,980
UIL Holdings                                   18,400                  953,856
Westar Energy                                  42,571                  982,113
Total                                                               31,594,589

Utilities -- natural gas (1.2%)
AGL Resources                                  52,388                1,846,153
Atmos Energy                                  127,362                3,603,071
Energen                                        15,319                  998,492
Nicor                                           5,600                  221,200
Northwest Natural Gas                          61,712                2,233,974
Piedmont Natural Gas                           15,525                  379,742
Southern Union                                 34,293(b)               839,160
Southwest Gas                                   5,902                  147,432
Syntel                                         27,100                  424,386
WGL Holdings                                   74,700                2,430,738
Total                                                               13,124,348

Utilities -- telephone (--%)
CT Communications                              28,600                  346,060

Total common stocks
(Cost: $929,638,975)                                            $1,016,028,992

Other (--%)
Issuer                                         Shares                 Value(a)

Air France ADR
  Warrants                                    260,700(b,c)            $125,136

Total other
(Cost: $--)                                                           $125,136

Bond (--%)
Issuer                  Coupon              Principal                 Value(a)
                         rate                amount
Mueller Inds
   11-01-14               6.00%              $492,000                 $474,780

Total bond
(Cost: $492,000)                                                      $474,780

Short-term securities (11.8%)(e)
Issuer                 Effective            Amount                    Value(a)
                         yield            payable at
                                           maturity
Commercial paper
Alpine Securitization
   06-06-05               3.02%           $10,000,000               $9,994,967
Amsterdam Funding
   06-15-05               3.03             10,000,000                9,987,375
BNP Paribas North America
   06-01-05               3.06             28,000,000               27,997,619
CRC Funding LLC
   06-01-05               3.05             11,100,000               11,099,060
Fairway Finance
   06-24-05               3.03             10,000,000                9,979,834
HSBC Finance
   06-01-05               3.07             14,800,000               14,798,738
Neiuw Amsterdam
   06-27-05               3.04              9,000,000                8,979,548
Sheffield Receivables
   06-01-05               3.16             10,000,000                9,999,121
   06-03-05               2.90             10,000,000                9,997,584
White Pine Finance LLC
   06-20-05               3.04             10,000,000                9,983,167
Windmill Funding
   06-21-05               3.04             10,000,000                9,982,326

Total short-term securities
(Cost: $132,810,493)                                              $132,799,339

Total investments in securities
(Cost: $1,062,941,468)(g)                                       $1,149,428,247

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 7.4% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. See Note 5 to the financial statements. 9.3% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) At May 31, 2005, the cost of securities for federal income tax purposes was $1,065,813,289 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $138,008,671
      Unrealized depreciation                                      (54,393,713)
                                                                   -----------
      Net unrealized appreciation                                 $ 83,614,958
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $1,062,941,468)                                                                        $1,149,428,247
Cash in bank on demand deposit                                                                                       20,156
Capital shares receivable                                                                                           247,385
Dividends and accrued interest receivable                                                                           654,345
Receivable for investment securities sold                                                                        12,203,078
                                                                                                                 ----------
Total assets                                                                                                  1,162,553,211
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              447,722
Payable for investment securities purchased                                                                       8,408,349
Payable upon return of securities loaned (Note 5)                                                                28,082,600
Accrued investment management services fee                                                                          114,259
Accrued distribution fee                                                                                             60,984
Accrued service fee                                                                                                       3
Accrued transfer agency fee                                                                                          29,143
Accrued administrative services fee                                                                                   8,777
Other accrued expenses                                                                                              209,959
                                                                                                                    -------
Total liabilities                                                                                                37,361,796
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,125,191,415
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,713,768
Additional paid-in capital                                                                                      935,398,576
Undistributed net investment income                                                                                 266,349
Accumulated net realized gain (loss)                                                                            101,325,943
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          86,486,779
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,125,191,415
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $  746,569,553
                                                           Class B                                           $  347,749,645
                                                           Class C                                           $   21,382,301
                                                           Class I                                           $    9,252,001
                                                           Class Y                                           $      237,915
Net asset value per share of outstanding capital stock:    Class A shares                112,761,101         $         6.62
                                                           Class B shares                 53,888,572         $         6.45
                                                           Class C shares                  3,306,736         $         6.47
                                                           Class I shares                  1,384,674         $         6.68
                                                           Class Y shares                     35,744         $         6.66
                                                                                              ------         --------------
* Including securities on loan, at value (Note 5)                                                            $   26,660,901
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                              $ 11,298,790
Interest                                                                                                  2,938,027
Fee income from securities lending (Note 5)                                                                 147,496
   Less foreign taxes withheld                                                                              (32,606)
                                                                                                            -------
Total income                                                                                             14,351,707
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        9,857,858
Distribution fee
   Class A                                                                                                1,851,124
   Class B                                                                                                3,558,599
   Class C                                                                                                  222,997
Transfer agency fee                                                                                       2,444,014
Incremental transfer agency fee
   Class A                                                                                                  174,674
   Class B                                                                                                  145,587
   Class C                                                                                                    9,112
Service fee -- Class Y                                                                                          239
Administrative services fees and expenses                                                                   824,914
Compensation of board members                                                                                12,981
Custodian fees                                                                                              272,927
Printing and postage                                                                                        356,075
Registration fees                                                                                            96,430
Audit fees                                                                                                   20,000
Other                                                                                                        48,390
                                                                                                             ------
Total expenses                                                                                           19,895,921
   Earnings credits on cash balances (Note 2)                                                               (17,918)
                                                                                                            -------
Total net expenses                                                                                       19,878,003
                                                                                                         ----------
Investment income (loss) -- net                                                                          (5,526,296)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       137,159,364
   Foreign currency transactions                                                                             (1,508)
                                                                                                             ------
Net realized gain (loss) on investments                                                                 137,157,856
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (5,722,066)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   131,435,790
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $125,909,494
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund

Year ended May 31,                                                                       2005                        2004
Operations and distributions
Investment income (loss) -- net                                                    $   (5,526,296)           $   (7,018,929)
Net realized gain (loss) on investments                                               137,157,856               145,529,616
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  (5,722,066)               88,280,248
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                       125,909,494               226,790,935
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                         (87,160,923)                       --
      Class B                                                                         (42,002,961)                       --
      Class C                                                                          (2,641,893)                       --
      Class I                                                                            (987,102)                       --
      Class Y                                                                             (29,363)                       --
                                                                                      -----------               -----------
Total distributions                                                                  (132,822,242)                       --
                                                                                     ------------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            186,154,654               183,962,000
   Class B shares                                                                      55,968,406                74,804,282
   Class C shares                                                                       3,383,949                 5,056,172
   Class I shares                                                                      11,767,518                 4,381,408
   Class Y shares                                                                          82,648                   106,014
Reinvestment of distributions at net asset value
   Class A shares                                                                      86,153,624                        --
   Class B shares                                                                      41,351,458                        --
   Class C shares                                                                       2,544,957                        --
   Class I shares                                                                         985,864                        --
   Class Y shares                                                                          27,705                        --
Payments for redemptions
   Class A shares                                                                    (178,725,166)             (104,975,609)
   Class B shares (Note 2)                                                            (94,333,731)              (59,977,599)
   Class C shares (Note 2)                                                             (5,791,867)               (4,446,774)
   Class I shares                                                                      (7,664,344)                  (81,055)
   Class Y shares                                                                         (56,785)                 (287,059)
                                                                                          -------                  --------
Increase (decrease) in net assets from capital share transactions                     101,848,890                98,541,780
                                                                                      -----------                ----------
Total increase (decrease) in net assets                                                94,936,142               325,332,715
Net assets at beginning of year                                                     1,030,255,273               704,922,558
                                                                                    -------------               -----------
Net assets at end of year                                                          $1,125,191,415            $1,030,255,273
                                                                                   ==============            ==============
Undistributed (excess of distributions over) net investment income                 $      266,349            $     (532,435)
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund recently changed its definition of what constitutes a small cap company, such that it now invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index, and where as it previously invested in small companies with market capitalization, at the time of investment, of up to $2 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.82% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,325,080 and accumulated net realized gain has been decreased by $6,501,230 resulting in a net reclassification adjustment to increase paid-in capital by $176,150.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                     2005              2004
Class A
Distributions paid from:
      Ordinary income                              $16,290,844            $--
      Long-term capital gain                        70,870,079             --
Class B
Distributions paid from:
      Ordinary income                                7,846,326             --
      Long-term capital gain                        34,156,635             --
Class C
Distributions paid from:
      Ordinary income                                  493,680             --
      Long-term capital gain                         2,148,213             --
Class I*
Distributions paid from:
      Ordinary income                                  184,434             --
      Long-term capital gain                           802,668             --
Class Y
Distributions paid from:
      Ordinary income                                    5,486             --
      Long-term capital gain                            23,877             --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $11,156,369
Accumulated long-term gain (loss)                                 $93,307,744
Unrealized appreciation (depreciation)                            $83,614,958

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $576,478 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P., Franklin Portfolio Associates LLC, Barrow, Hanley, Mewhinney & Strauss, Inc. and Donald Smith & Co., Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,381,541 for Class A, $377,246 for Class B and $2,662 for Class C for the year ended May 31, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2006. Under this agreement, net expenses will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $17,918 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $714,823,931 and $769,653,788, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $4,643 for the year ended May 31, 2005.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended May 31, 2005
                                              Class A         Class B      Class C        Class I     Class Y
Sold                                       27,439,204       8,386,049      508,589      1,720,447      12,193
Issued for reinvested distributions        12,782,433       6,274,880      385,599        145,408       4,092
Redeemed                                  (26,499,321)    (14,380,169)    (875,315)    (1,123,122)     (8,385)
                                          -----------     -----------     --------     ----------      ------
Net increase (decrease)                    13,722,316         280,760       18,873        742,733       7,900
                                           ----------         -------       ------        -------       -----

                                                                Year ended May 31, 2004
                                              Class A         Class B      Class C       Class I*     Class Y
Sold                                       30,105,959      12,491,146      838,935        654,021      16,660
Issued for reinvested distributions                --              --           --             --          --
Redeemed                                  (17,076,864)    (10,129,241)    (736,711)       (12,080)    (46,941)
                                          -----------     -----------     --------        -------     -------
Net increase (decrease)                    13,029,095       2,361,905      102,224        641,941     (30,281)
                                           ----------       ---------      -------        -------     -------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $26,660,901 were on loan to brokers. For collateral, the Fund received $28,082,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $147,496 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.62        $5.04        $5.79         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.03)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.61         (.69)          .91
                                                                         -----        -----        -----         -----
Total from investment operations                                           .83         1.58         (.72)          .90
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.62        $6.62        $5.04         $5.79
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $747         $656         $434          $381
Ratio of expenses to average daily net assets(c)                         1.51%        1.51%        1.60%(d)      1.59%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.24%)       (.50%)       (.63%)        (.61%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         12.30%       31.35%(g)   (12.45%)       18.40%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.50        $4.97        $5.75         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.06)        (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                          .84         1.60         (.69)          .89
                                                                         -----        -----        -----         -----
Total from investment operations                                           .78         1.53         (.75)          .86
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.45        $6.50        $4.97         $5.75
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $348         $349         $255          $227
Ratio of expenses to average daily net assets(c)                         2.28%        2.27%        2.36%(d)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.99%)      (1.25%)      (1.38%)       (1.39%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         11.72%       30.78%(g)   (13.06%)       17.59%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.52        $4.99        $5.76         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.07)        (.07)        (.06)         (.03)
Net gains (losses) (both realized and unrealized)                          .85         1.60         (.68)          .90
                                                                         -----        -----        -----         -----
Total from investment operations                                           .78         1.53         (.74)          .87
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.47        $6.52        $4.99         $5.76
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $21          $21          $16           $11
Ratio of expenses to average daily net assets(c)                         2.28%        2.27%        2.36%(d)      2.36%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.99%)      (1.25%)      (1.38%)       (1.41%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         11.70%       30.66%(g)   (12.86%)       17.79%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004(b)
Net asset value, beginning of period                                     $6.65        $6.89
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                                --         (.01)
Net gains (losses) (both realized and unrealized)                          .86         (.23)
                                                                         -----        -----
Total from investment operations                                           .86         (.24)
                                                                         -----        -----
Less distributions:
Distributions from realized gains                                         (.83)          --
                                                                         -----        -----
Total distributions                                                       (.83)          --
                                                                         -----        -----
Net asset value, end of period                                           $6.68        $6.65
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $9           $4
Ratio of expenses to average daily net assets(c)                         1.02%        1.02%(d)
Ratio of net investment income (loss) to average daily net assets         .25%        (.04%)(d)
Portfolio turnover rate (excluding short-term securities)                  70%          97%
Total return(e)                                                         12.74%       (3.48%)(f),(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2005         2004         2003          2002(b)
Net asset value, beginning of period                                     $6.65        $5.06        $5.79         $4.89
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                          .85         1.61         (.68)          .91
                                                                         -----        -----        -----         -----
Total from investment operations                                           .84         1.59         (.70)          .90
                                                                         -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                         (.83)          --         (.03)           --
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.66        $6.65        $5.06         $5.79
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                         1.34%        1.34%        1.40%(d)      1.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.07%)       (.33%)       (.46%)        (.47%)(e)
Portfolio turnover rate (excluding short-term securities)                  70%          97%          50%           12%
Total return(f)                                                         12.42%       31.42%(g)   (12.10%)       18.40%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g) During the year ended May 31, 2004, rebated commissions were reimbursed to the Fund. Had the Fund not received this reimbursement, the total return would have been lower by 0.02%.

(h)  Not annualized.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

May 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (2.2%)
General Dynamics                               39,273               $4,240,699
Honeywell Intl                                109,006                3,949,287
Raytheon                                       56,350                2,206,666
Total                                                               10,396,652

Automotive & related (0.8%)
Eaton                                          65,838                3,940,404

Banks and savings & loans (4.3%)
Bank of America                               103,770                4,806,626
Bank of New York                              199,710                5,755,643
Marshall & Ilsley                              49,040                2,133,730
Mellon Financial                              105,471                2,927,875
Wachovia                                       51,400                2,608,550
Wells Fargo & Co                               31,300                1,890,833
Total                                                               20,123,257

Beverages & tobacco (2.2%)
Diageo ADR                                     32,200(c)             1,871,464
PepsiCo                                       151,000                8,501,300
Total                                                               10,372,764

Broker dealers (0.9%)
Merrill Lynch & Co                             76,200                4,134,612

Building materials & construction (0.3%)
Fluor                                          22,177                1,274,069

Cable (1.6%)
Comcast Special Cl A                          243,519(b)             7,704,941

Chemicals (4.5%)
EI du Pont de Nemours & Co                    224,100               10,422,891
Pall                                           59,048                1,723,611
Potash                                         25,800(c)             2,332,578
Praxair                                       139,400                6,533,678
Total                                                               21,012,758

Computer hardware (2.0%)
EMC                                           364,881(b)             5,130,227
Hewlett-Packard                               194,000                4,366,940
Total                                                                9,497,167

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Computer software & services (2.0%)
Automatic Data Processing                      66,152               $2,897,458
Microsoft                                     244,300                6,302,940
Total                                                                9,200,398

Electronics (1.1%)
Xerox                                         383,280(b)             5,201,110

Energy (5.4%)
Exxon Mobil                                   451,136               25,353,843

Energy equipment & services (3.1%)
Baker Hughes                                  129,300                5,972,367
Schlumberger                                  126,049                8,617,970
Total                                                               14,590,337

Environmental services (1.1%)
Waste Management                              182,745                5,389,150

Finance companies (1.5%)
Citigroup                                     151,600                7,141,876

Financial services (3.1%)
Goldman Sachs Group                            42,900                4,182,750
JPMorgan Chase & Co                           284,396               10,167,157
Total                                                               14,349,907

Food (3.6%)
Campbell Soup                                 106,449                3,303,112
HJ Heinz                                       82,175                2,988,705
Kraft Foods Cl A                              326,993               10,607,653
Total                                                               16,899,470

Health care products (13.8%)
Baxter Intl                                   230,915                8,520,764
Bristol-Myers Squibb                          142,200                3,606,192
GlaxoSmithKline ADR                           139,469(c)             6,931,609
Guidant                                        10,500                  775,845
MedImmune                                     126,684(b)             3,344,458
Merck & Co                                    149,700                4,856,268
Novartis ADR                                  204,000(c)             9,961,320
Pfizer                                        374,609               10,451,590
Schering-Plough                               254,697                4,966,592
Wyeth                                         250,100               10,846,836
Total                                                               64,261,474

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Health care services (1.6%)
Cardinal Health                               131,115               $7,595,492

Household products (3.9%)
Clorox                                         60,528                3,535,440
Gillette                                      141,885                7,483,016
Kimberly-Clark                                 70,000                4,503,100
Newell Rubbermaid                             118,446                2,699,384
Total                                                               18,220,940

Industrial transportation (2.8%)
Canadian Natl Railway                          55,305(c)             3,389,090
Union Pacific                                  80,700                5,403,672
United Parcel Service Cl B                     61,669                4,541,922
Total                                                               13,334,684

Insurance (3.3%)
American Intl Group                            94,813                5,266,862
Chubb                                          12,300                1,036,029
CIGNA                                          38,895                3,782,539
Hartford Financial Services Group              75,300                5,631,687
Total                                                               15,717,117

Leisure time & entertainment (0.5%)
Viacom Cl B                                    63,000                2,160,270

Machinery (4.4%)
Caterpillar                                    42,800                4,027,908
Deere & Co                                    158,917               10,512,360
Illinois Tool Works                             4,363                  368,368
Parker Hannifin                                97,733                5,896,232
Total                                                               20,804,868

Media (3.0%)
Clear Channel Communications                   75,047                2,193,624
Tribune                                       119,505                4,323,691
Walt Disney                                   284,500                7,806,680
Total                                                               14,323,995

Metals (0.8%)
Alcoa                                         138,634                3,756,981

Multi-industry (6.2%)
Emerson Electric                               75,500                5,018,485
General Electric                              410,700               14,982,336
Monsanto                                       79,039                4,505,223
Tyco Intl                                     156,300(c)             4,521,759
Total                                                               29,027,803

Paper & packaging (2.0%)
Intl Paper                                    298,700                9,621,127

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Precious metals (2.8%)
Barrick Gold                                  192,081(c,d)          $4,415,942
Newmont Mining                                234,400                8,729,056
Total                                                               13,144,998

Retail -- drugstores (1.1%)
CVS                                            91,000                4,991,350

Retail -- general (1.0%)
Federated Dept Stores                          10,900                  735,205
Wal-Mart Stores                                79,300                3,745,339
Total                                                                4,480,544

Retail -- grocery (1.5%)
Kroger                                        406,929(b)             6,824,199

Telecom equipment & services (1.8%)
Motorola                                      495,400                8,605,098

Textiles & apparel (0.7%)
Nike Cl B                                      40,093                3,295,645

Utilities -- natural gas (0.4%)
El Paso                                       195,700                2,023,538

Utilities -- telephone (4.3%)
BellSouth                                      88,800                2,376,288
SBC Communications                            279,780                6,541,256
Sprint                                        126,505                2,996,903
Verizon Communications                        235,800                8,342,605
Total                                                               20,257,052

Total common stocks
(Cost: $394,636,550)                                              $449,029,890

Short-term securities (4.9%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Fairway Finance
   06-24-05               3.03%           $10,000,000               $9,979,834
HSBC Finance
   06-01-05               3.07             13,000,000               12,998,891

Total short-term securities
(Cost: $22,980,674)                                                $22,978,725

Total investments in securities
(Cost: $417,617,224)(f)                                           $472,008,615

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 7.1% of net assets.

(d) At May 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of net assets. See Note 5 to the financial statements. 4.0% of net assets is the Fund's cash equivalent position.

(f) At May 31, 2005, the cost of securities for federal income tax purposes was $420,902,695 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $ 62,710,948
        Unrealized depreciation                                    (11,605,028)
                                                                   -----------
        Net unrealized appreciation                               $ 51,105,920
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $417,617,224)                                                                              $472,008,615
Cash in bank on demand deposit                                                                                       32,059
Capital shares receivable                                                                                            56,218
Dividends and accrued interest receivable                                                                           798,574
Receivable for investment securities sold                                                                         5,725,719
                                                                                                                  ---------
Total assets                                                                                                    478,621,185
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               83,016
Payable for investment securities purchased                                                                       4,141,428
Payable upon return of securities loaned (Note 5)                                                                 4,440,000
Accrued investment management services fee                                                                           37,829
Accrued distribution fee                                                                                             24,439
Accrued service fee                                                                                                       2
Accrued transfer agency fee                                                                                           9,164
Accrued administrative services fee                                                                                   3,109
Other accrued expenses                                                                                               90,023
                                                                                                                     ------
Total liabilities                                                                                                 8,829,010
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $469,792,175
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    881,890
Additional paid-in capital                                                                                      397,866,120
Undistributed net investment income                                                                                 965,249
Accumulated net realized gain (loss)                                                                             15,687,525
Unrealized appreciation (depreciation) on investments                                                            54,391,391
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $469,792,175
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $266,775,559
                                                           Class B                                             $145,697,978
                                                           Class C                                             $  9,149,580
                                                           Class I                                             $ 48,010,163
                                                           Class Y                                             $    158,895
Net asset value per share of outstanding capital stock:    Class A shares              49,757,191              $       5.36
                                                           Class B shares              27,768,947              $       5.25
                                                           Class C shares               1,739,170              $       5.26
                                                           Class I shares               8,894,177              $       5.40
                                                           Class Y shares                  29,513              $       5.38
                                                                                           ------              ------------
* Including securities on loan, at value (Note 5)                                                              $  4,253,150
                                                                                                               ------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                       $ 8,945,935
Interest                                                                                                            395,452
Fee income from securities lending (Note 5)                                                                          18,315
   Less foreign taxes withheld                                                                                      (40,361)
                                                                                                                    -------
Total income                                                                                                      9,319,341
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                3,311,867
Distribution fee
   Class A                                                                                                          678,394
   Class B                                                                                                        1,516,583
   Class C                                                                                                           96,685
Transfer agency fee                                                                                                 803,682
Incremental transfer agency fee
   Class A                                                                                                           53,829
   Class B                                                                                                           53,297
   Class C                                                                                                            2,966
Service fee -- Class Y                                                                                                  145
Administrative services fees and expenses                                                                           285,752
Compensation of board members                                                                                        10,239
Custodian fees                                                                                                       58,720
Printing and postage                                                                                                121,100
Registration fees                                                                                                    62,314
Audit fees                                                                                                           20,000
Other                                                                                                                21,081
                                                                                                                     ------
Total expenses                                                                                                    7,096,654
   Earnings credits on cash balances (Note 2)                                                                        (7,598)
                                                                                                                     ------
Total net expenses                                                                                                7,089,056
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   2,230,285
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                28,864,330
   Foreign currency transactions                                                                                         46
                                                                                                                         --
Net realized gain (loss) on investments                                                                          28,864,376
Net change in unrealized appreciation (depreciation) on investments                                               2,376,324
                                                                                                                  ---------
Net gain (loss) on investments                                                                                   31,240,700
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $33,470,985
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund

Year ended May 31,                                                                       2005                        2004
Operations and distributions
Investment income (loss) -- net                                                      $  2,230,285              $    234,535
Net realized gain (loss) on investments                                                28,864,376                 9,334,653
Net change in unrealized appreciation (depreciation) on investments                     2,376,324                51,983,841
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                        33,470,985                61,553,029
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,212,679)                 (448,375)
      Class I                                                                            (285,978)                       --
      Class Y                                                                                (883)                     (149)
                                                                                             ----                      ----
Total distributions                                                                    (1,499,540)                 (448,524)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             64,709,091                69,562,120
   Class B shares                                                                      25,187,973                36,527,346
   Class C shares                                                                       1,278,099                 1,971,626
   Class I shares                                                                      43,586,939                 8,369,375
   Class Y shares                                                                          34,036                    98,357
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,186,629                   437,944
   Class I shares                                                                         285,940                        --
   Class Y shares                                                                             820                       121
Payments for redemptions
   Class A shares                                                                     (66,342,690)              (44,539,963)
   Class B shares (Note 2)                                                            (43,826,032)              (26,187,038)
   Class C shares (Note 2)                                                             (2,219,305)               (1,403,404)
   Class I shares                                                                      (6,333,436)                     (109)
   Class Y shares                                                                          (1,087)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      17,546,977                44,836,375
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                49,518,422               105,940,880
Net assets at beginning of year                                                       420,273,753               314,332,873
                                                                                      -----------               -----------
Net assets at end of year                                                            $469,792,175              $420,273,753
                                                                                     ============              ============
Undistributed net investment income                                                  $    965,249              $    234,458
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 10.22% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events

--------------------------------------------------------------------------------
16   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT
include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $46 and accumulated net realized gain has been decreased by $46.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                     2005              2004
Class A
Distributions paid from:
      Ordinary income                            $1,212,679          $448,375
      Long-term capital gain                             --                --
Class B
Distributions paid from:
      Ordinary income                                    --                --
      Long-term capital gain                             --                --
Class C
Distributions paid from:
      Ordinary income                                    --                --
      Long-term capital gain                             --                --
Class I*
Distributions paid from:
      Ordinary income                               285,978                --
      Long-term capital gain                             --                --
Class Y
Distributions paid from:
      Ordinary income                                   883               149
      Long-term capital gain                             --                --

* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $   965,246
Accumulated long-term gain (loss)                                 $18,972,999
Unrealized appreciation (depreciation)                            $51,105,920

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $69,520 for the year ended May 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $660,779 for Class A, $164,919 for Class B and $1,069 for Class C for the year ended May 31, 2005.

During the year ended May 31, 2005, the Fund's custodian and transfer agency fees were reduced by $7,598 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $190,777,491 and $174,643,346, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2005
                                              Class A        Class B     Class C      Class I   Class Y
Sold                                       12,568,437      4,930,581     249,799    8,337,680     6,619
Issued for reinvested distributions           217,734             --          --       52,179       150
Redeemed                                  (12,653,308)    (8,653,018)   (427,333)  (1,155,532)     (214)
                                          -----------     ----------    --------   ----------      ----
Net increase (decrease)                       132,863     (3,722,437)   (177,534)   7,234,327     6,555
                                              -------     ----------    --------    ---------     -----

                                                                  Year ended May 31, 2004
                                              Class A        Class B     Class C     Class I*   Class Y
Sold                                       14,769,061      7,870,899     424,388    1,659,871    19,937
Issued for reinvested distributions            90,298             --          --           --        25
Redeemed                                   (9,451,091)    (5,697,455)   (298,649)         (21)       --
                                           ----------     ----------    --------          ---    ------
Net increase (decrease)                     5,408,268      2,173,444     125,739    1,659,850    19,962
                                            ---------      ---------     -------    ---------    ------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $4,253,150 were on loan to brokers. For collateral, the Fund received $4,440,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $18,315 for the year ended May 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $5.00        $4.19        $4.56             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                           .02          .01          .01               .01
Net gains (losses) (both realized and unrealized)                      .36          .81         (.38)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .38          .82         (.37)             (.24)
                                                                     -----        -----        -----             -----
Less distributions:
Dividends from net investment income                                  (.02)        (.01)          --                --
Tax return of capital                                                   --           --           --              (.01)
                                                                     -----        -----        -----             -----
Total distributions                                                   (.02)        (.01)          --              (.01)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.36        $5.00        $4.19             $4.56
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $267         $248         $185              $152
Ratio of expenses to average daily net asset(c)                      1.29%        1.37%(d)     1.34%(d)          1.34%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .72%         .37%         .51%              .30%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      7.66%       19.56%       (8.09%)           (5.09%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $4.91        $4.14        $4.54             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                          (.02)        (.01)        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                      .36          .78         (.39)             (.26)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .34          .77         (.40)             (.27)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.25        $4.91        $4.14             $4.54
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $146         $154         $121              $102
Ratio of expenses to average daily net assets(c)                     2.06%        2.13%(d)     2.11%(d)          2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.06%)       (.40%)       (.27%)            (.46%)(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      6.92%       18.60%       (8.81%)           (5.61%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $4.92        $4.15        $4.55             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                          (.02)        (.01)        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                      .36          .78         (.39)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .34          .77         (.40)             (.26)
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.26        $4.92        $4.15             $4.55
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $9           $9           $7                $7
Ratio of expenses to average daily net assets(c)                     2.05%        2.13%(d)     2.11%(d)          2.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.05%)       (.39%)       (.26%)            (.46%)(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      6.91%       18.55%       (8.79%)           (5.39%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004(b)
Net asset value, beginning of period                                 $5.02        $5.21
                                                                     -----        -----
Income from investment operations:
Net investment income (loss)                                           .04          .03
Net gains (losses) (both realized and unrealized)                      .38         (.22)
                                                                     -----        -----
Total from investment operations                                       .42         (.19)
                                                                     -----        -----
Less distributions:
Dividends from net investment income                                  (.04)          --
                                                                     -----        -----
Net asset value, end of period                                       $5.40        $5.02
                                                                     -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $48           $8
Ratio of expenses to average daily net assets(c)                      .85%         .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets    1.24%        1.12%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%
Total return(f)                                                      8.36%       (3.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003              2002(b)
Net asset value, beginning of period                                 $5.02        $4.21        $4.57             $4.81
                                                                     -----        -----        -----             -----
Income from investment operations:
Net investment income (loss)                                           .03          .02          .02               .01
Net gains (losses) (both realized and unrealized)                      .36          .80         (.38)             (.25)
                                                                     -----        -----        -----             -----
Total from investment operations                                       .39          .82         (.36)             (.24)
                                                                     -----        -----        -----             -----
Less distributions:
Dividends from net investment income                                  (.03)        (.01)          --                --
                                                                     -----        -----        -----             -----
Net asset value, end of period                                       $5.38        $5.02        $4.21             $4.57
                                                                     -----        -----        -----             -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $--          $--          $--               $--
Ratio of expenses to average daily net assets(c)                     1.12%        1.19%(d)     1.16%(d)          1.11%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .90%         .59%         .67%              .56%(e)
Portfolio turnover rate (excluding short-term securities)              40%          34%          46%               41%
Total return(f)                                                      7.79%       19.59%       (7.84%)           (4.89%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the three-year period ended May 31, 2005 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Value Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
28   --   AXP PARTNERS VALUE FUND   --   2005 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation filed electronically as Exhibit (a) on March 29, 2001 to Registration Statement is incorporated by reference.

(a)(2) Articles of Amendment to the Articles of Incorporation dated November 14, 2002, filed electronically as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(b) By-laws filed electronically as Exhibit (b) on March 29, 2001 to Registration Statement is incorporated by reference.

(c)      Stock Certificate: Not applicable

(d)(1) Investment Management Services Agreement, between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Small Cap Value Fund and AXP Partners Value Fund and American Express Financial Corporation dated Dec. 1, 2002, filed electronically as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(d)(2) Investment Management Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Corporation dated Jan. 9, 2003 filed electronically as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(d)(3) Subadvisory Agreement between American Express Financial Corporation and Davis Selected Advisors, L.P., dated June 7, 2001, filed electronically as Exhibit (d)(2) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(d)(4) Subadvisory Agreement between American Express Financial Corporation and Royce & Associates, Inc., dated October 1, 2001 filed electronically as Exhibit (d)(5) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(5) Amendment to Subadvisory Agreement between American Express Financial Corporation and Royce & Associates, Inc., dated February 15, 2002, filed electronically as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(6) Amendment to Subadvisory Agreement between American Express Financial Corporation and Royce & Associates, LLC, dated November 13, 2003, filed electronically as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(7) Subadvisory Agreement between American Express Financial Corporation and Lord Abbett & Co. dated June 7, 2001, filed electronically as Exhibit (d)(5) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(d)(8) Amendment to Subadvisory Agreement between American Express Financial Corporation and Lord, Abbett & Co., dated December 12, 2003, filed electronically as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(9)   Subadvisory  Agreement  between American Express Financial
         Corporation and GAMCO Investors, Inc. dated February 28, 2002 filed electronically as Exhibit (d)(7) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(d)(10) Restated Amendment Number Two to Subadvisory Agreement between American Express Financial Corporation and GAMCO Investors, Inc., dated July 10, 2003, filed electronically as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(11) Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP, dated February 28, 2002, filed electronically as Exhibit (d)(9) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(d)(12) Subadvisory Agreement between American Express Financial Corporation and Turner Investments Partners, Inc., dated April 7, 2003, filed electronically as Exhibit (d)(10) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(d)(13) Amendment to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated July 21, 2003, filed electronically as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(14) Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc., dated April 7, 2003, filed electronically as Exhibit (d)(11) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(d)(15) Amendment to Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc., dated December 12, 2003, filed electronically as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(16) Subadvisory Agreement between American Express Financial Corporation and Goldman Sachs Asset Management, L.P., dated April 16, 2003, filed electronically as Exhibit (d)(12) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(d)(17) Amendment to Subadvisory Agreement between American Express Financial Corporation and Goldman Sachs Asset Management, L.P., dated July 21, 2003, filed electronically as Exhibit (d)(17) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(18) Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP, dated April 26, 2005, filed electronically on or about May 26, 2005 as Exhibit (d)(18) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(19) Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(20) Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(21) Subadvisory Agreement between American Express Financial Corporation and Franklin Portfolio Associates LLC, dated March 12, 2004, filed
         electronically  as  Exhibit  (d)(21) to  Registrant's   Post-Effective
         Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(e)(1) Distribution Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Advisors Inc., dated May 10, 2001, filed electronically as Exhibit (e)(1) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(e)(2) Distribution Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc., dated Jan. 10, 2002, filed electronically as Exhibit (e)(2) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(e)(3) Distribution Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc., dated Jan. 9, 2003, filed electronically as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Trust Company, dated May 10, 2001, filed electronically as Exhibit (g) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(g)(2) Custodian Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund and American Express Trust Company, dated Jan. 10, 2002, filed electronically as Exhibit (g)(2) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(g)(3) Custodian Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Trust Company, dated Jan. 9, 2003, filed electronically as Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(g)(4) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit
         (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(g)(5) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(7) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Corporation, dated May 10, 2001, filed electronically as Exhibit
         (h)(1) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund and American Express Financial Corporation, dated Jan. 10, 2002, filed electronically as Exhibit (h)(5) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(h)(3) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002 filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant Amendments to Administrative Services Agreement differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(4) Amendment to Administrative Services Agreement between American Express Financial Corporation and AXP Partners Series, Inc. on behalf of its underlying series AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, dated June 3, 2002, filed electronically as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003, is incorporated by reference.

(h)(5) Administrative Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Corporation, dated Jan 9, 2003, filed electronically as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(6) Administrative Services Agreement between American Express Financial Corporation and Davis Selected Advisers, L.P., dated June 7, 2001, filed electronically as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-57852 filed on or about July 28, 2003, is incorporated by reference.

(h)(7) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Advisors Inc. dated May 10, 2001, filed electronically as Exhibit
         (h)(3) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(h)(8) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (h)(6) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(h)(9)   Class Y Shareholder Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003 filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(10) Agreement and Plan of Reorganization between AXP Progressive Series, Inc. on behalf of AXP Progressive Fund and AXP Partners Series, Inc. on behalf of AXP Partners Select Value Fund, dated Jan. 8, 2004, filed electronically on or about July 29, 2004 as Exhibit (h)(14) to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-57852 is incorporated by reference.

(h)(11) Master Fee Waiver Agreement, dated June 1, 2005, filed electronically on or about July 28, 2005 as Exhibit (h)(8) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(h)(12) Transfer Agency Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund, AXP Partners Small Cap Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Client Service Corporation dated May 1, 2003, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(13) Amended Class I Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated November 13, 2003 (amended June 1, 2004), filed electronically on or about Sept. 27, 2004 as Exhibit (h)(10) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 70 to Registration Statement No. 2-28529 is incorporated by reference.

(h)(14) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(15) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreements: Not Applicable.

(m)(1) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Advisors Inc., dated May 10, 2001, filed electronically as Exhibit (m)(1) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(m)(2) Plan and Agreement of Distribution For Class C Shares between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American
         Express   Financial   Advisors   Inc.,  dated  May  10,   2001  filed
         electronically as Exhibit (m)(2) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc., dated Jan. 10, 2002, filed electronically as Exhibit (m)(3) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(m)(4) Plan and Agreement of Distribution for Class C Shares between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc., dated Jan. 10, 2002, filed electronically as Exhibit (m)(4) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(m)(5)   Plan and Agreement of Distribution between Registrant on behalf of
         AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc., dated Jan. 9, 2003, filed electronically as Exhibit (m)(5) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(m)(6) Plan and Agreement of Distribution of Class C Shares between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003 filed electronically as Exhibit (m)(6) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(m)(7) Amendment to Plan and Agreement of Distribution (Class A and B), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(3) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(m)(8) Amendment to Plan and Agreement of Distribution (Class C), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(6) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(n) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(o)      Reserved.

(p)(1)   Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2005, filed electronically on or about January 27, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 99 to Registration Statement No. 2-13188 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP Partners Fundamental Value Fund and Davis Selected Advisers, L.P. dated January 29, 2000, as amended, filed electronically as Exhibit (p)(3) on March 29, 2001 to Registration Statement is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Value Fund and Royce & Associates, Inc. amended November 20, 2003, filed electronically as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Partners Value Fund and AXP Partners Small Cap Core Fund and Lord Abbett dated as of November 2003, filed electronically as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(p)(6) Code of Ethics adopted under Rule 17j-1 by AXP Partners Select Value Fund and GAMCO Investors, Inc. filed electronically as Exhibit (p)(7) to Registration Statement No. 333-57852 filed on or about November 30, 2001 is incorporated by reference.

(p)(7) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Core Fund and AXP Partners Growth Fund and Wellington Management
         Company, LLP, revised as of Jan. 1, 2005 filed electronically on or about May 26, 2005 as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(p)(8) Code of Ethics adopted under Rule 17j-1 by AXP Partners Aggressive Growth Fund and Turner Investments Partners, Inc., dated January 1, 2001, filed electronically as Exhibit (p)(10) to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(p)(9) Code of Ethics adopted under Rule 17j-1 by AXP Partners Aggressive Growth Fund and AXP Partners Small Cap Core Fund and American Century Investment Management, Inc. filed electronically as Exhibit (p)(11) to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(p)(10) Code of Ethics adopted under Rule 17j-1 by AXP Partners Growth Fund and AXP Partners Small Cap Value Fund and Goldman Sachs revised as of Nov. 4, 2004 filed electronically on or about May 17, 2005 as Exhibit
         (p)(5) to AXP Variable Portfolio - Partners Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(11) Code of Ethics adopted under Rule 17j-1 by AXP Partners Growth Fund and Eagle Assets dated as of March 2000, filed electronically as Exhibit (p)(13) to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(p)(12) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Value Fund and Donald Smith & Co., Inc., dated September 3, 2002, filed electronically on or about July 29, 2004 as Exhibit (p)(12) to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-57852 is incorporated by reference.

(p)(13)  Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap
         Value Fund and Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2004, filed electronically on or about May 17, 2005 as Exhibit (p)(7) to AXP Variable Portfolio - Partners Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-61346 is incorporated by reference.

(q)(1) Directors'/Trustees Power of Attorney to sign amendments to this Registration Statement, dated Nov. 11, 2004, filed electronically on or about May 26, 2005 as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) on July 26, 2002 to Post-Effective Amendment No. 4 is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit
         (q)(3) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-57852, filed on or about Dec. 20, 2002 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  President and Director
                                Insurance Company

                                American Enterprise                                       President
                                REO 1, LLC

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 AXP Financial Center    Director and President
                                Insurance Company            Minneapolis MN  55474

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management Group
and Asset Management Group
                                American Express Asset                                    Director and Senior Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Manager
                                Group LLC

                                American Express Asset                                    Director
                                Management International Inc.

John M. Baker                   American Express Financial                                Vice President - Chief Client
Vice President - Plan Sponsor   Advisors Inc.                                             Service Officer
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555
                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Vice President-Insurance
                                Insurance Company                                         Products

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Kent M. Bergene
Vice President -
Pricing and Product
Development

Arthur H. Berman                American Enterprise Life                                  Director
Senior Vice President and       Insurance Company
Chief Financial Officer
                                American Express                                          Senior Vice President
                                Financial Advisors Inc.

                                American Partners Life                                    Director
                                Insurance Company

                                IDS Life Insurance                                        Director
                                Company

Walter S. Berman                Advisory Capital Partners LLC                             Treasurer
Director, Senior Vice President
and Treasurer                   Advisory Capital Strategies                               Treasurer
                                Group Inc.

                                Advisory Convertible Arbitrage LLC                        Treasurer

                                Advisory Quantitative                                     Treasurer
                                Equity (General Partner) LLC

                                Advisory Select LLC                                       Treasurer

                                American Centurion Life                                   Vice President and Treasurer
                                Assurance Company

                                American Enterprise Life                                  Vice President and Treasurer
                                Insurance Company

                                American Enterprise REO 1, LLC                            Treasurer

                                American Express Asset Management                         Treasurer
                                Group, Inc.

                                American Express Asset Management                         Treasurer
                                International, Inc.

                                American Express                                          Treasurer
                                Certificate Company

                                American Express Client                                   Treasurer
                                Service Corporation

                                American Express Corporation                              Treasurer

                                American Express Financial                                Director and Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President and Treasurer
                                Advisors Japan Inc.

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Maryland, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Pennsylvania, Inc.

                                American Partners Life                                    Vice President and Treasurer
                                Insurance Company

                                AMEX Assurance Company                                    Treasurer

                                Boston Equity General                                     Treasurer
                                Partner LLC

                                IDS Cable Corporation                                     Treasurer

                                IDS Cable II Corporation                                  Treasurer

                                IDS Capital Holdings Inc.                                 Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer
                                of New York

                                IDS Management Corporation                                Treasurer

                                IDS Partnership Services                                  Treasurer
                                Corporation

                                IDS Property Casualty                                     Treasurer
                                Insurance Company

                                IDS Realty Corporation                                    Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and Treasurer
                                Development Corp.

                                Kenwood Capital                                           Treasurer
                                Management LLC

                                Threadneedle Asset Management                             Director
                                Holdings LTD

Robert C. Bloomer               American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

Leslie H. Bodell                American Express                                          Vice President - Technologies I
Vice President -                Financial Advisors Inc.
Technologies I

Randy L. Boser                  American Express Financial                                Vice President - Mutual Fund
Vice President -                Advisors Inc.                                             Business Development
Business Development
                                IDS Life Insurance Company                                Vice President - Mutual Fund
                                                                                          Business Development

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - RL HR/US Retail
Vice President - Retail         Advisors Inc.
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman of the Board,
Director, Chairman of           Advisors Inc.                                             President and Chief Executive Officer
the Board, President and
Chief Executive Officer         Threadneedle Asset                                        Director and Chairman of the Board
                                Management Holdings LTD

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President - Employee
Vice President - Employee       Advisors Inc.                                             Communications
Communications

Paul James Dolan                American Express Financial                                Vice President - CAO Product Sales
Vice President -                Advisors Inc.
CAO Product Sales

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning Services
Education & Planning
Services

Gordon M. Fines                 American Express Asset                                    Vice President - Senior Portfolio
Vice President - Financial      Management Group Inc.                                     Manager
Education & Planning
Services                        American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager I

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Clearing
Vice President - Brokerage      Financial Advisors Inc.                                   Operations
Clearing Operations
                                American Enterprise                                       President and Chief Executive Officer
                                Investment Services Inc.

                                American Express Client                                   Director and Senior Vice President -
                                Service Corporation                                       Clearing Operations

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting

Laura C. Gagnon
Vice President - Investor
Relations

Peter A. Gallus                 Advisory Capital Strategies                               Director, President, Chief Operating
Vice President - Investment     Group Inc.                                                Officer and Chief Compliance Officer
Administration
                                Advisory Capital Partners LLC                             President, Chief Operating Officer,
                                                                                          Chief Compliance Officer
                                Advisory Convertible
                                Arbitrage LLC                                             President, Chief Operating Officer,
                                                                                          Chief Compliance Officer
                                Advisory Quantitative Equity
                                (General Partner) LLC                                     President, Chief Operating Officer,
                                                                                          Chief Compliance Officer

                                Advisory Select LLC                                       Vice President and Chief
                                                                                          Compliance Officer

                                American Express Financial                                Vice President - CAO - AEFA
                                Advisors Inc.                                             Investment Management

                                American Express Asset                                    Senior Vice President, Chief Operating
                                Management Group, Inc.                                    Officer and Assistant Treasurer

                                American Express Asset                                    Assistant Treasurer
                                Management International, Inc.

                                Boston Equity General                                     President, Chief Operating Officer,
                                Partner LLC                                               Chief Compliance Officer

                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Michael R. Greene
Vice President -
Compliance/Legal/Regulatory
Project Management Office

Steven Guida                    American Express Client                                   Director
Vice President - New            Service Corporation
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice President -         Advisors Inc.                                             President - Field Management
Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Fixed Income                                                             Investments
Investment Administration
Officer                         American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Fixed Income
                                Advisors Inc.                                             Investment  Administration Officer

                                American Partners Life       1751 AXP Financial Center    Vice President - Investments
                                Insurance Company            Minneapolis, MN  55474

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investments
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Advisor Group
Advisor Group

Henry Heitman
Vice President - Brokerage
Product Development

Nancy R. Hughes                 American Centurion Life                                   Assistant Vice President
Assistant Vice President        Assurance Company

                                American Enterprise Life                                  Assistant Vice President
                                Insurance Company

                                American Enterprise REO 1 LLC                             Assistant Vice President

                                American Express Certificate                              Assistant Vice President
                                Company

                                American Express Financial                                Assistant Vice President
                                Corporation

                                American Partners Life                                    Assistant Vice President
                                Insurance Company

                                IDS Life Insurance Company                                Assistant Vice President

                                IDS Life Insurance Company                                Assistant Vice President
                                of New York

                                IDS REO 1 LLC                                             Assistant Vice President

                                IDS REO 2 LLC                                             Assistant Vice President

Debra A. Hutchinson             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

Andrew A. Jackson               American Express Financial                                General Auditor
General Auditor                 Advisors Inc.

James M. Jensen                 American Express Financial                                Vice President - Compensation
Vice President - Advice and     Advisors Inc.                                             and Licensing Services
Retail Distribution Group,
Product, Compensation and       American Express Insurance                                Director, Vice President
Field Administration            Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Wyoming Inc.

Amy K. Johnson
Vice President -
Operations and
Compliance

Paul R. Johnston                American Centurion Life                                   Secretary
Secretary                       Assurance Company

                                American Enterprise                                       Secretary
                                Investment Services Inc.

                                American Enterprise Life                                  Secretary
                                Insurance Company

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset Management                         Secretary
                                Group, Inc.

                                American Express Asset Management                         Secretary
                                International, Inc.

                                American Express Client                                   Secretary
                                Service Corporation

                                American Express Corporation                              Secretary

                                American Express Financial                                Secretary
                                Advisors Inc.

                                American Express Financial                                Secretary
                                Advisors Japan Inc.

                                American Express Financial                                Secretary
                                Corporation

                                American Express Insurance                                Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Secretary
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President, General Counsel
                                Casualty Insurance Agency                                 and Secretary

                                American Express Property                                 Secretary
                                Casualty Insurance Agency
                                of Kentucky, Inc.

                                American Express Property                                 Secretary
                                Casualty Insurance Agency
                                of Maryland, Inc.

                                American Express Property                                 Secretary
                                Casualty Insurance Agency
                                of Pennsylvania, Inc.

                                American Express Trust Company                            Secretary

                                American Partners Life                                    Assistant General Counsel
                                Insurance Company                                         and Secretary

                                AMEX Assurance Company                                    Director, General Counsel and
                                                                                          Secretary

                                IDS Cable Corporation                                     Vice President and Secretary

                                IDS Cable II Corporation                                  Vice President and Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Life Insurance Company                                Assistant General Counsel
                                                                                          and Secretary

                                IDS Life Insurance Company                                Secretary
                                of New York

                                IDS Management Corporation                                Vice President and Secretary

                                IDS Partnership Services                                  Vice President and Secretary
                                Corporation

                                IDS Property Casualty                                     Director, Vice President,
                                Insurance Company                                         General Counsel and Secretary

                                IDS Realty Corporation                                    Vice President and Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate                                       Secretary
                                Development Corp.

Nancy E. Jones                  American Express Financial                                Vice President - Advisor
Vice President - Advisor        Advisors Inc.                                             Marketing
Marketing

William A. Jones                American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services
Distribution Services

Michelle M. Keeley              AMEX Assurance Company                                    Vice President-Investments
Senior Vice President -
Fixed Income                    American Centurion Life                                   Vice President-Investments
                                Assurance Company

                                American Enterprise Life                                  Vice President-Investments
                                Insurance Company

                                American Express                                          Director and Senior Vice President -
                                Asset Management                                          Fixed Income
                                Group, Inc.

                                American Express                                          Director
                                Asset Management
                                Group International Inc.

                                American Express                                          Vice President-Investments
                                Certificate Company

                                American Express Financial                                Senior Vice President-Fixed Income
                                Advisors Inc.

                                American Partners Life                                    Vice President-Investments
                                Insurance Company

                                IDS Life Insurance Company                                Vice President-Investments

                                IDS Life Insurance Company                                Vice President-Investments
                                of New York

                                Kenwood Capital Management LLC                            Manager

Claire Kolmodin                 American Express Financial                                Vice President - Strategic
Vice President - Strategic      Advisors Inc.                                             Initiatives
Initiatives

Christopher J. Kopka            Advisory Capital Partners LLC                             Money Laundering
Money Laundering                                                                          Prevention Officer
Prevention Officer
                                Advisory Capital Strategies                               Money Laundering
                                Group Inc.                                                Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Money Laundering
                                                                                          Prevention Officer

                                Advisory Quantitative                                     Money Laundering
                                Equity (General Partner) LLC                              Prevention Officer

                                Advisory Select LLC                                       Money Laundering
                                                                                          Prevention Officer

                                American Enterprise                                       Money Laundering
                                Investment Services, Inc.                                 Prevention Officer

                                American Enterprise Life                                  Money Laundering
                                Insurance Company                                         Prevention Officer

                                American Express Asset Management                         Money Laundering
                                Group, Inc.                                               Prevention Officer

                                American Express Asset Management                         Money Laundering
                                International, Inc.                                       Prevention Officer

                                American Express                                          Money Laundering
                                Certificate Company                                       Prevention Officer

                                American Express Client                                   Money Laundering
                                Service Corporation                                       Prevention Officer

                                American Express Corporation                              Money Laundering
                                                                                          Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Inc.                                             Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Japan Inc.                                       Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Alabama Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Arizona Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Idaho Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Maryland Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Massachusetts Inc.                              Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Nevada Inc.                                     Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of New Mexico Inc.                                 Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Oklahoma Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Texas Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Wyoming Inc.                                    Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Kentucky, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Maryland, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Mississippi, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Pennsylvania, Inc.

                                American Express Trust Company                            Money Laundering
                                                                                          Prevention Officer

                                American Partners Life                                    Money Laundering
                                Insurance Company                                         Prevention Officer

                                AMEX Assurance Company                                    Money Laundering
                                                                                          Prevention Officer

                                Boston Equity General                                     Money Laundering
                                Partner LLC                                               Prevention Officer

                                IDS Cable Corporation                                     Money Laundering
                                                                                          Prevention Officer

                                IDS Cable II Corporation                                  Money Laundering
                                                                                          Prevention Officer

                                IDS Capital Holdings Inc.                                 Money Laundering
                                                                                          Prevention Officer

                                IDS Insurance Agency of Utah Inc.                         Money Laundering
                                                                                          Prevention Officer

                                IDS Life Insurance Company                                Money Laundering
                                                                                          Prevention Officer

                                IDS Management Corporation                                Money Laundering
                                                                                          Prevention Officer

                                IDS Partnership Services                                  Money Laundering
                                Corporation                                               Prevention Officer

                                IDS Property Casualty                                     Money Laundering
                                Insurance Company                                         Prevention Officer

                                IDS Realty Corporation                                    Money Laundering
                                                                                          Prevention Officer

                                Investors Syndicate                                       Money Laundering
                                Development Corporation                                   Prevention Officer

Lori J. Larson                  American Express Financial                                Vice President - Advisor
Vice President - Advisor        Advisors Inc.                                             Field Force Growth &
Field Force Growth &                                                                      Retention
Retention

Daniel E. Laufenberg            American Express Financial                                Vice President - Chief U.S. Economist
Vice President and Chief        Advisors Inc.
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President and General
Vice President and General      Advisors Inc.                                             Manager Platinum Active
Manager Platinum Financial                                                                Financial Services
Services

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Retirement Services
Marketing  & Product
Retirement Services

Diane D. Lyngstad               American Express Financial                                Chief Financial Officer and Vice
Vice President - Comp           Advisors Inc.                                             President - Comp and Licensing Services
and Licensing Services
                                American Express Client                                   Director, Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President - Equity Research
Vice President - Equity         Advisors Inc.
Research

Timothy J. Masek                American Express Financial                                Vice President - Fixed Income Research
Vice President - Fixed          Advisors Inc.
Income Research

Mark T. McGannon                American Express Financial                                Vice President and
Vice President and              Advisors Inc.                                             General Manager - Products Sales
General Manager -
Products Sales

Brian J. McGrane                American Express                                          Vice President - Lead Financial
Vice President -                Financial Advisors Inc.                                   Officer Finance
Lead Financial Officer
Finance                         Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management International Inc.                             Officer

                                American Express                                          Vice President and Chief Financial
                                Certificate Company                                       Officer

                                American Express Trust Company                            Director

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products

Penny J. Meier                  American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation/Six Sigma
Transformation/Six Sigma

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Holly Morris                    American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Technologies
Technologies

Rebecca A. Nash                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Service Operations
Service Operations
                                AMEX Assurance Company                                    Vice President -
                                                                                          Insurance

                                IDS Property Casualty                                     Vice President -
                                Insurance Company                                         Insurance

B. Roger Natarajan              American Enterprise Life                                  Director, Vice President
Vice President - Finance        Insurance Company                                         and Chief Actuary

                                American Centurion Life                                   Vice President and Chief Actuary
                                Assurance Company

                                American Express Financial                                Vice President - Finance
                                Advisors Inc.

                                American Partners Life                                    Director and Chief Actuary
                                Insurance Company

                                IDS Life Insurance Company                                Director, Vice President
                                                                                          and Chief Actuary

                                IDS Life Insurance Company                                Vice President and Chief Actuary
                                of New York

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Paul Pearson
Vice President - SPS
and External Products

Kristi L. Petersen              American Express Asset                                    Vice President and Assistant Secretary
Vice President - SPS and        Management Group Inc.
External Products
                                American Express Financial                                Vice President - One Account
                                Advisors Inc.                                             and Cash

                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Scott R. Plummer                American Centurion Life                                   38a-1 Chief Compliance Officer
Vice President -                Assurance Company
Asset Management
Compliance                      American Enterprise Life                                  38a-1 Chief Compliance Officer
                                Insurance Company

                                American Express Certificate                              38a-1 Chief Compliance Officer
                                Company

                                American Partners                                         38a-1 Chief Compliance Officer
                                Life Insurance Company

                                IDS Life Insurance Company                                38a-1 Chief Compliance Officer

                                IDS Life Insurance Company                                38a-1 Chief Compliance Officer
                                of New York

Lisa Reitsma
Vice President - Finance
Emerging Technologies

Mark A. Riordan                 American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.                                   Emerging Technologies
Emerging Technologies

ReBecca K. Roloff               American Express Financial                                Senior Vice President - GFS
Senior Vice President -         Advisors Inc.
GFS

Andrew C. Schell                American Express Financial                                Vice President - Strategy
Vice President - Strategy       Advisors Inc.                                             and Planning
and Planning

Mark E. Schwarzmann             American Enterprise Life                                  Director, Chairman of the Board and
Senior Vice President -         Insurance Company                                         Chief Executive Officer
Insurance and Annuities
                                American Express Financial                                Senior Vice President - Insurance
                                Advisors Inc.                                             and Annuities

                                American Partners Life                                    Director, Chairman of the Board and
                                Insurance Company                                         Chief Executive Officer

                                IDS Life Insurance Company                                Director, Chairman of the Board and
                                                                                          Chief Executive Officer

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing and Services
Client Acquisition
Marketing and Services

Kim M. Sharan
Senior Vice President
and Chief Marketing Officer

Jacqueline M. Sinjem            American Express Financial                                Vice President - Plan Sponsor
Vice President - Plan           Advisors Inc.                                             Services
Sponsor Services
                                American Express Trust                                    Vice President
                                Company

Peter L. Slattery               Advisory Select LLC                                       President and Chief Operating
Vice President - Marketing                                                                Officer
Officer Development
                                American Express Asset                                    Senior Vice President
                                Management Group Inc.

                                IDS Futures Brokerage                                     General Manager and Director
                                Group

                                IDS Futures Corporation                                   Vice President

Bridget M. Sperl                American Express Client                                   Director, Chairman of the Board;
Senior Vice President -         Service Corporation                                       President and Chief Executive Officer
Client Service
Organization                    American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service Organization

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Officer Development
Officer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Centurion Life                                   Vice President and Controller
Vice President -                Assurance Company
AEFA Controller
and Treasurer                   American Enterprise                                       Treasurer
                                Investment Services Inc.

                                American Enterprise Life                                  Vice President and Controller
                                Insurance Company

                                American Express                                          Vice President, Controller and
                                Certificate Company                                       Chief Accounting Officer

                                American Express                                          Vice President - AEFA Controller
                                Financial Advisors Inc.                                   and Treasurer

                                American Partners Life                                    Vice President and Controller
                                Insurance Company

                                IDS Life Insurance                                        Vice President and Controller
                                Company

                                IDS Life Insurance                                        Vice President and Controller
                                Company of New York

Caroline Stockdale-Boon         American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Human Resources
Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

John T. Sweeney                 American Enterprise Investment                            Chief Financial Officer
Vice President - Lead           Services, Inc.
Financial Officer -
Products Group                  American Express Financial                                Vice President, Lead Financial
                                Advisors Inc.                                             Officer - Banking, Brokerage
                                                                                          and Managed Products

                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

Joseph E. Sweeney
Senior Vice President -
U.S. Brokerage and Membership
Banking

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President and       Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director, President and Chairman of
                                Management Group Inc.                                     the Board, Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing Group LLC                            Manager

                                Threadneedle Asset Management                             Director
                                Holdings

George F. Tsafaridis            American Express                                          Vice President - Quality & Service
Vice President -                Financial Advisors Inc.                                   Support
Quality & Service Support

Ramanathan Venkataramana        American Express Financial                                Vice President - Technologies III
Vice President -                Advisors Inc.
Technologies III

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Marketing

Beth E. Weimer                  American Express Financial                                Vice President and Chief
Vice President and              Advisors Inc.                                             Compliance Officer
Chief Compliance Officer
                                American Enterprise Life                                  Chief Compliance Officer
                                Insurance Company

                                American Express Client                                   Chief Compliance Officer
                                Service Corporation

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Management
Management

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne L. Wilson                American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Financial                                Vice President and Equity
Vice President and Senior       Advisors Inc.                                             Senior Portfolio Manager
Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

John Woener
Senior Vice President -
Strategic Planning and
Business Development

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company; Advisory Hedged Opportunity Fund.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management Group

         John M. Baker                                  Vice President - Chief                 None
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President                  None

         Walter S. Berman                               Director and Senior Vice President     None

         Robert C. Bloomer                              Vice President - Technologies III      None

         Leslie H. Bodell                               Vice President - Technologies I        None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund           None
                                                        Business Development

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - RL HR/US Retail       None

         James M. Cracchiolo                            Director, President, Chairman of       None
                                                        the Board and Chief Executive
                                                        Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee              None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior                None
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Peter A. Gallus                                Vice President - CAO - AEFA            None
                                                        Investment Management

         Gary W. Gassmann                               Group Vice President -                 None
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Diana T. Gossett                               Group Vice President -                 None
                                                        Great Plains

         John C. Greiber                                Group Vice President -                 None
                                                        Minnesota/Iowa

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income          None
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -                None
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -                 None
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Debra A. Hutchinson                            Vice President - Technologies I        None

         Theodore M. Jenkin                             Group Vice President -                 None
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -                       None
                                                        Compensation and Licensing
                                                        Services

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Paul R. Johnston                               Secretary

         Nancy E. Jones                                 Vice President - Advisor               None
                                                        Marketing

         William A. Jones                               Vice President - Technologies III      None

         John C. Junek                                  Senior Vice President and              None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic             None
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention            Non
                                                        Officer

         Mitre Kutanovski                               Group Vice President -                 None
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor               None
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President - Chief                 None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General               None
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Retirement Services

         Diane D. Lyngstad                              Chief Financial Officer and            None
                                                        Vice President - Comp and
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President - Equity Research       None

         Timothy J. Masek                               Vice President -                       None
                                                        Fixed Income Research

         Frank A. McCarthy                              Vice President - External              None
                                                        Products Group and Personal
                                                        Trust Services

         Mark T. McGannon                               Vice President and General             None
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President and LFO                 None
                                                        Officer - Finance

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and           None
                                                        Brokerage Products

         Penny J. Meier                                 Vice President - Business              None
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -                None
                                                        Technologies

         Rebecca A. Nash                                Vice President - Service               Non
                                                        Operations

         B. Roger Natarajan                             Vice President - Finance               None

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Geoffery Oprandy                               Group Vice President - Southwest       None
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ  85028

         Kristi L. Petersen                             Vice President - ONE Account           None
                                                        and Cash

         John G. Poole                                  Group Vice President -                 None
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -                 None
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Michael J. Rearden                             Group Vice President -                 None
         1800 S. Pine Island Road, Suite 510            Southern Florida
         Plantation, FL  33324

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Mark A. Riordan                                Vice President - Finance               None
                                                        Emerging Technologies

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        GFS

         Maximillian G. Roth                            Group Vice President -                 None
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Strategy              None
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -                None
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan                  None
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -                 None
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget M. Sperl                               Senior Vice President -                None
                                                        Client Service Organization

         Kathy Stalwick                                 Vice President                         None

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None
                                                        and Treasurer

         Caroline Stockdale-Boon                        Senior Vice President -                None
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I        None

         John T. Sweeney                                Vice President, Lead Financial         None
                                                        Officer - Banking, Brokerage
                                                        and Managed Products

         Joseph E. Sweeney                              Senior Vice President,                 None
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President and              Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                      Vice President - Technologies III      None

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Phil Wentzel                                   Vice President - Finance               None

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance             None
                                                        Operations

         Gayle W. Winfree                               Group Vice President -                 None
         1 Galleria Blvd. Suite 1900                    Delta States
         Metairie, LA  70001

         Michael D. Wolf                                Vice President - Equity Senior         None
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk      None
                                                        Management

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Partners Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and the State of Minnesota on the 28th day of July, 2005.


AXP PARTNERS SERIES, INC.


By /s/   Paula R. Meyer
   ----------------------
         Paula R. Meyer, President



By /s/   Steven A Turbenson
   -------------------------
         Steven A Turbenson, Assistant Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 2005.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors' Power of Attorney, dated Nov. 11, 2004, filed electronically on or about May 26, 2005 as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852, by:



/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 13
                    TO REGISTRATION STATEMENT NO. 333-57852


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

  The prospectuses for:
     AXP Partners Aggressive Growth Fund.
     Class I prospectus supplement for AXP Partners Aggressive Growth Fund. AXP Partners Fundamental Value Fund.
     Class I prospectus supplement for AXP Partners Fundamental Value Fund. AXP Partners Growth Fund.
     Class I prospectus supplementfor AXP Partners Growth Fund.
     AXP Partners Select Value Fund.
     Class I prospectus supplement for AXP Partners Select Value Fund.
     AXP Partners Small Cap Core Fund.
     Class I prospectus supplement for AXP Partners Small Cap Core Fund. AXP Partners Small Cap Value Fund.
     Class I prospectus supplement for AXP Partners Small Cap Value Fund. AXP Partners Value Fund.
     Class I prospectus supplement for AXP Partners Value Fund.
Part B.

  Statements of Additional Information for:
     AXP Partners Aggressive Growth Fund.
     AXP Partners Fundamental Value Fund.
     AXP Partners Growth Fund.
     AXP Partners Select Value Fund.
     AXP Partners Small Cap Core Fund.
     AXP Partners Small Cap Value Fund.
     AXP Partners Value Fund.

  Financial Statements.

Part C.

Other information.

The signatures.